UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22245
First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Shareholders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Preferred Securities
and Income ETF
FPE | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Preferred Securities and Income ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FPE. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Preferred Securities and Income ETF	$93	0.84%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 21.79% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, a blended benchmark consisting of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 20.56% for the same Period.
This outperformance was primarily driven by security selection within variable rate securities during the bullish Period. Many of these securities were trading at deep discounts to par to start the Period but pulled towards par during the Period as resilient economic data and disinflation drove spreads tighter across the market. This outperformance was most pronounced within shorter duration securities that are approaching their first call dates. Other factors that contributed to the Fund’s outperformance during the Period were as follows:
  Better security selection and overweight allocation to newly issued securities in 2024;
  Security selection within global banks including U.S. Global Systematically Important Banks, European banks and high-quality Emerging Market Banks;
  Security selection in insurance, utilities and energy pipelines.

Although the Fund outperformed during the Period, there were a few factors that detracted from relative performance compared to the benchmark. This included the Fund’s underweight to longer duration (10+ year) securities, including fixed rate coupon security structures. These securities outperformed as rates moved lower during the Period. Other factors that detracted from relative performance during the Period were as follows:
  Underweight and security selection within regional and super regional banks;
  Overweight allocation to Federal Farm Credit Banks;
  Underweight to consumer finance.

Despite the economic resilience experienced through the tightening cycle to date, the Fund maintains a conservative stance as it relates to credit. Specifically, this includes underweighting potentially higher beta parts of the market, including consumer finance, regional banks and real estate investment trusts.
FUND PERFORMANCE (October 31, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	10 Year
First Trust Preferred Securities and Income ETF	21.79%	3.33%	5.07%
ICE BofA US Investment Grade Institutional Capital Securities Index	17.82%	3.90%	4.79%
Blended Benchmark(1)	20.56%	2.84%	4.76%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.49%
(1)
The Blended Benchmark consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index.

Visit www.ftportfolios.com/etf/FPE for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$5,680,039,181
Total number of portfolio holdings	225
Total advisory fee paid	$44,636,161
Portfolio turnover rate	46%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Wells Fargo & Co., Series L	2.4%
Barclays PLC	1.8%
JPMorgan Chase & Co., Series NN	1.8%
Bank of America Corp., Series L	1.7%
Intesa Sanpaolo S.p.A.	1.7%
Credit Agricole S.A.	1.3%
Lloyds Banking Group PLC	1.3%
Energy Transfer, L.P., Series G	1.3%
Global Atlantic Fin Co.	1.3%
Deutsche Bank AG, Series 2020	1.3%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund’s prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FPE or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended October 31, 2024, the minimum percentage of exchange-listed securities held by the Fund decreased from 25% of the Fund’s net assets to 15% of the Fund’s net assets.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FPE to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Institutional
Preferred Securities and Income ETF
FPEI | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Institutional Preferred Securities and Income ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FPEI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Institutional Preferred Securities and Income ETF	$94	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 20.03% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, a blended benchmark consisting of a 45/40/15 blend of the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index, which returned 18.72% for the same Period.
This outperformance was primarily driven by security selection within variable rate coupon securities during the bullish Period. Many of these securities were trading at deep discounts to par to start the Period but pulled towards par during the Period as resilient economic data and disinflation drove spreads tighter across the market. This outperformance was most pronounced within shorter duration securities that are approaching their first call dates. Other factors that contributed to the Fund’s outperformance during the Period were as follows:
  Better security selection and overweight allocation to newly issued securities in 2024;
  Security selection within global banks including U.S. Global Systematically Important Banks, European banks and high-quality Emerging Market Banks;
  Security selection in insurance, utilities and energy pipelines.

Although the Fund outperformed during the Period, there were a few factors that modestly detracted from relative performance compared to the benchmark during the Period:
  Underweight to consumer finance issuers;
  Exposure to low beta near call securities;
  Modest overweight allocation to Federal Farm Credit Banks.

Despite the economic resilience experienced through the tightening cycle to date, the Fund maintains a conservative stance as it relates to credit. Specifically, this includes underweighting potentially higher beta parts of the market, including consumer finance and regional banks.
FUND PERFORMANCE (August 22, 2017 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (8/22/17)
First Trust Institutional Preferred Securities and Income ETF	20.03%	4.18%	4.42%
Blended Benchmark(1)	18.72%	3.33%	4.15%
ICE BofA US Investment Grade Institutional Capital Securities Index	17.82%	3.90%	4.46%
Bloomberg US Aggregate Bond Index	10.55%	-0.23%	1.08%
(1)
The Blended Benchmark consists of a 45/40/15 blend of the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index.

Visit www.ftportfolios.com/etf/FPEI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$1,489,789,993
Total number of portfolio holdings	165
Total advisory fee paid	$10,861,741
Portfolio turnover rate	35%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Toronto-Dominion Bank (The)	2.2%
Lloyds Banking Group PLC	1.7%
ING Groep N.V.	1.7%
Energy Transfer, L.P., Series G	1.7%
BNP Paribas S.A.	1.7%
Global Atlantic Fin Co.	1.7%
Bank of America Corp., Series TT	1.7%
Bank of Montreal	1.6%
Charles Schwab (The) Corp., Series I	1.6%
Intesa Sanpaolo S.p.A.	1.6%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FPEI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Managed Municipal ETF
FMB | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Managed Municipal ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Managed Municipal ETF	$68	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 9.53% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the Bloomberg Revenue 10 Year (8-12) Index which returned 7.63% for the same Period.
The key factors which impacted the Fund’s performance relative to the benchmark for the Period included:
  Credit Rating: The Fund’s selection of bonds rated AA and allocation and selection of non-rated bonds were the primary positive contributors to performance relative to the benchmark. Secondary positive contributions to performance included the Fund’s selection of A-rated bonds and allocation of BB-rated bonds.
  Years to Maturity: In terms of the Fund’s selection and allocation in years to a bond’s final maturity date, the Fund’s allocation to bonds with 18+ years to maturity was the primary source of outperformance relative to the benchmark. Secondary sources of outperformance included the Fund’s allocation to bonds with 12-14, 14-16 and 16-18 years to maturity, respectively. The Fund’s primary source of underperformance relative to the benchmark was the selection of bonds with 0-2 years to maturity. A secondary source of underperformance was the Fund’s allocation to bonds with 10-12 years to maturity.
  Effective Duration: Focusing on the effective duration of bonds in the Fund, the Fund’s selection of bonds with effective durations of 7-10 years was the primary source of outperformance relative to the benchmark. The allocation and selection of bonds with 10+ years, as well as the selection of bonds with 3-5 and 5-7 years, were secondary sources of outperformance. The allocation to bonds with 0-1 years was the primary source of underperformance relative to the benchmark.
  Sector/Industry: The Fund’s selection of Healthcare bonds was the primary source of outperformance relative to the benchmark. The Fund’s selection of Special Tax, Education, Transportation and Local General Obligation bonds were secondary sources of outperformance. The Fund’s allocation and selection of Housing bonds was the primary source of underperformance relative to the benchmark, while the Fund’s allocation to Lease bonds and selection of Industrial Development Bonds were a secondary source of underperformance.
  Interest Rate Hedge: During the Period, the use of U.S. Treasury futures to hedge interest rate risk was a moderate negative contributor to the Fund’s performance.
  Distribution Rate: The distribution paid on October 31, 2024, of $0.139, represented a tax-exempt annualized distribution rate of 3.26% based on the Fund’s closing market price of $51.14 on October 31, 2024. During the 12-month period ended October 31, 2024, the Fund’s distribution rate increased five times. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.

For the Period, municipal bonds generated a total return of 9.70% as measured by the Bloomberg Municipal Bond Index. By comparison, the Bloomberg U.S. Treasury Index generated a total return of 8.41% during the Period. Key factors impacting the municipal bond market over the Period included:
  U.S. Treasury Rate Trends: During the Period, U.S. Treasury rates declined all along the yield curve while 10-Year and 30-Year U.S. Treasury yields decreased by approximately 65 basis points (“bps”) and 62 bps, respectively, to 4.28% and 4.47%. As a reminder, the price of a bond moves inversely to a given change in yield, so lower yields resulted in higher U.S. Treasury bond prices and municipal bond prices increased in alignment with U.S. Treasury bond price moves.
  Industry Fund Inflows/Outflows: Industry-wide mutual fund and exchange-traded fund flows have been distinctly positive year-to-date. According to data collected by LSEG Lipper and JP Morgan, year-to-date inflows were tracking approximately $33.8 billion with approximately $19.7 billion inflows into investment grade funds and $14.2 billion of inflows into high yield funds. In general, fund inflows would indicate more demand for municipal securities which supports municipal bond price increases while fund outflows would signal less demand for municipal securities which could reduce bond prices.
  Primary Market Supply: New issue municipal bond supply has been significantly higher year-to-date, as of October 31, 2024, compared to the same period of 2023. Through October 30, 2024, year-to-date issuance increased approximately 38% to $442 billion. Historically speaking, larger than historical average municipal bond supply could require higher yields to increase or support municipal bond demand while less supply might result in lower yields given a consistent level of demand. Actual market experience could vary from historical norms.
  Credits Spreads and Trends: According to data analyzed from Bloomberg, municipal credit spreads declined year-over-year. From October 31, 2023 to October 31, 2024, municipal bond credit spreads for bonds rated AA, A, BBB, and high yield decreased by approximately 4 bps, 19 bps, 26 bps, and 26 bps, respectively. Normally, as credit spreads tighten for investment grade and high yield municipal bonds, municipal bond prices will increase. Conversely, as credit spreads widen for investment grade and high yield municipal bonds, bond prices will decline.
  Changes in Municipal Bond Yields: Looking at the Refinitiv/TM3 AAA municipal yield curve over the past year, municipal yields have declined significantly, with 10-Year and 30-Year AAA municipal yields declining by 60 bps and 70 bps, respectively, to 3.01% and 3.87% as of October 31, 2024. As municipal bond yields decline, municipal bond prices increase, and as municipal bond yields rise, municipal bond yields decline.
FUND PERFORMANCE (October 31, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	10 Year
First Trust Managed Municipal ETF	9.53%	0.96%	2.68%
Bloomberg Revenue 10 Year (8-12) Index	7.63%	1.09%	2.41%
Bloomberg Municipal Bond Index	9.70%	1.05%	2.30%
Visit www.ftportfolios.com/etf/FMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$2,025,547,480
Total number of portfolio holdings	1,349
Total advisory fee paid	$12,791,968
Portfolio turnover rate	29%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Hospital	11.6%
Insured	9.5%
Airport	9.3%
Government Obligation Bond-Unlimited Tax	9.0%
Gas	7.1%
Dedicated Tax	6.8%
Certificates of Participation	5.7%
Utility	5.3%
Industrial Development Bond	4.4%
All Other	31.3%
Credit Quality (1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Long/Short Equity ETF
FTLS | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Long/Short Equity ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FTLS. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Long/Short Equity ETF	$154	1.38%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 22.52% for the 12 months ended October 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 38.02% for the same Period.
The underperformance was the result of the Fund’s short equity positions which detracted from the Fund’s performance during the Period.
The overall economic backdrop during the Period was one of solid economic growth and declining inflation. During the Period, broad based economic indicators highlighting these trends were:
  Average quarterly growth in gross domestic product in the prior four calendar quarters (fourth quarter 2023 through third quarter 2024) was 2.65%;
  Year-over-year the Consumer Price Index continued to decline, falling from 3.2% as of October 31, 2023 to 2.6% as of October 31, 2024;
  Year-over-year increase in real wages, as measured by the U.S. Bureau of Labor Statistics, increased by 1.3%, rising from 0.1% to 1.4%

U.S. equities rallied strongly during the Period with only a brief pullback in mid-July/early August 2024. For the Period, the benchmark was up 38.02% and the technology heavy Nasdaq-100® was up 39.19%. Smaller capitalization stocks also rallied strongly, but without the tech powerhouses of Apple, Inc., NVIDIA Corp., Meta Platforms, Inc. and Microsoft Corp., they lagged the larger indices, up “only” 34.06%. Helping boost equities during the Period was the market’s increasing confidence that the Federal Reserve would lower its short-term benchmark rate, the Federal Funds target rate, in the final four months of 2024 and then throughout 2025. Two-year Treasury rates, in anticipation of the lower Federal Funds target rate, declined by 1.18% during the Period, while the Ten-year Treasury rate, which helps set 30-year mortgage rates, declined by 0.65%.
The Fund benefitted from the economic backdrop as its long equity holdings performed in-line with the benchmark during the Period. On average, the Fund’s long equity portfolio was underweight technology and financial stocks during the Period. Offsetting those underweights were overweights in materials and energy stocks. Sector weightings during the Period were negative contributors to relative return in the long portfolio as the Technology sector, an underweight, was the best performing sector within the benchmark. Energy, an overweight, was the worst performing sector within the benchmark. Within the long portfolio, the relative performance impact of the stock selection process offset almost all the relative performance lost due to sector over/underweights. Individual stock selection (picking outperforming stocks) was strongest within the Information Technology sector and the Consumer Staples sector. The selection impact was a negative contributor to relative returns in the Health Care sector.
The Fund’s investment process of shorting stocks to hedge the portfolio and reduce overall net equity exposure detracted from absolute and relative performance during the Period. The Fund’s short positions were on average, 35.2% of net asset value during the Period. The short portfolio, in a strongly rising equity market, detracted from absolute returns as the short positions rose in value during the Period. On a relative basis, the Fund’s short portfolio detracted from performance as the short positions, on average, rose in value by more than the benchmark’s total return. The single largest sector detracting from relative performance was the Information Technology sector. The Fund was, on average, underweight the Information Technology sector; however, the Fund’s short equity positions within the sector rose in value significantly more than the benchmark positions which detracted from relative performance. Short equity futures also detracted from the Fund's total return during the Period.
FUND PERFORMANCE (October 31, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	10 Year
First Trust Long/Short Equity ETF	22.52%	9.74%	8.50%
S&P 500® Index	38.02%	15.27%	13.00%
Visit www.ftportfolios.com/etf/FTLS for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$1,566,266,143
Total number of portfolio holdings	417
Total advisory fee paid	$11,272,429
Portfolio turnover rate	235%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and total investments of the Fund, respectively.
Fund Allocation
Common Stocks	96.5%
Exchange-Traded Funds	1.0%
Money Market Funds	0.9%
Common Stocks Sold Short	(28.9%)
Net Other Assets and Liabilities(1)	30.5%
Total	100.0%
Sector Allocation
(1) Includes variation margin on futures contracts.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FTLS to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Emerging Markets
Local Currency Bond ETF
FEMB | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FEMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Emerging Markets Local Currency Bond ETF	$88	0.85%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.33% for the 12 months ended October 31, 2024. The Fund underperformed its benchmark, the J.P. Morgan GBI-EM Global Diversified Index, which returned 8.76% for the same Period.
This underperformance was primarily driven by the Fund’s underweight exposure to China, which saw strong fixed-income performance, as well as the underweights in Thailand, Poland, and the Czech Republic. However, overweight exposures in South Africa, Colombia, and India partly mitigated the underperformance.
India, a new entrant to the benchmark during the Period, offered a compelling investment case as an investment-grade-rated, high-yielding market within Asia. The Fund, benefiting from active management, has maintained exposure to India for several years and continues to see attractive opportunities there going forward.
The benchmark’s performance was largely driven by the performance of the local currency bonds as yields generally fell over the Period. The benchmark’s local bond component returned 9.44% while emerging market (“EM”) currencies detracted from performance, declining -0.63%. The benchmark’s yield fell 47 basis points (“bps”) to 6.38%, compared to a 70 bps decline in the U.S. 5-Year Treasury yield, which ended the Period at 4.16%.
Currency management, via derivatives, detracted from performance during the Period as weaker EM currencies weighed on returns. Short positions in the U.S. Dollar and long exposures to the Indonesian Rupiah, Israeli Shekel, and Chilean Peso contributed negatively, while exposures to the South African Rand, Colombian Peso, and Chinese Yuan provided positive contributions.
Regional performance was mixed. Latin America underperformed, delivering flat returns, while the Middle East and Africa led gains, buoyed by South Africa. The Asian region outperformed, with strong contributions from Malaysia and Thailand.
EM assets were volatile due to shifting expectations regarding policy of the U.S. Federal Reserve (the “Fed”). Hopes for rapid rate cuts early on in the Period faded amid persistent inflation, but easing inflation later in the Period prompted the Fed to begin its easing cycle, providing a boost to EMs. However, uncertainty surrounding the U.S. Presidential election and its implications for EMs added to the near-term risks.
FUND PERFORMANCE (November 4, 2014 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (11/4/14)
First Trust Emerging Markets Local Currency Bond ETF	7.33%	-1.15%	-0.48%
Bloomberg Emerging Markets Local Currency Government - 10% Country Capped Index	9.87%	-0.35%	0.58%
JP Morgan GBI-EM Global Diversified Index	8.76%	-0.92%	0.01%
Visit www.ftportfolios.com/etf/FEMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$200,771,556
Total number of portfolio holdings	74
Total advisory fee paid	$1,392,785
Portfolio turnover rate	48%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Indonesia Treasury Bond, 7.00%, 09/15/30	4.6%
Indonesia Treasury Bond, 9.00%, 03/15/29	4.5%
Republic of South Africa Government Bond, 8.25%, 03/31/32	4.2%
Colombian TES, Series B, 7.25%, 10/18/34	3.8%
Indonesia Treasury Bond, 8.38%, 09/15/26	3.8%
Republic of South Africa Government Bond, Series R186, 10.50%, 12/21/26	3.7%
Thailand Government Bond, 3.39%, 06/17/37	3.7%
Romania Government Bond, 6.70%, 02/25/32	3.7%
Malaysia Government Bond, 3.89%, 08/15/29	3.6%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/29	3.3%
Credit Quality (1)
(1) The ratings are by S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FEMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust RiverFront
Dynamic Developed International ETF
RFDI | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust RiverFront Dynamic Developed International ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RFDI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust RiverFront Dynamic Developed International ETF	$93	0.83%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 23.93% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the MSCI EAFE Index, which returned 22.97% for the same Period.
This outperformance was driven by security selection, while asset allocation detracted from the Fund’s performance.
Top contributors to performance during the Period:
  Security selection in Japan
  Security selection in Technology
  Security selection in the United Kingdom

Top detractors to performance during the Period:
  Overweight to Energy
  Underweight to Industrials
  Security selection in Materials

While the Fund can utilize currency hedging, no hedging was utilized during the Period.
FUND PERFORMANCE (April 13, 2016 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (4/13/16)
First Trust RiverFront Dynamic Developed International ETF	23.93%	5.58%	5.78%
MSCI EAFE Index	22.97%	6.24%	6.81%
Visit www.ftportfolios.com/etf/RFDI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$120,088,234
Total number of portfolio holdings	150
Total advisory fee paid	$1,034,488
Portfolio turnover rate	20%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Shell PLC	2.2%
Dreyfus Government Cash Management Fund, Institutional Shares	2.1%
HSBC Holdings PLC	2.1%
Novartis AG	2.0%
TotalEnergies SE	1.7%
UBS Group AG	1.6%
Allianz SE	1.5%
Recruit Holdings Co., Ltd.	1.4%
Unilever PLC	1.4%
Advantest Corp.	1.4%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RFDI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust RiverFront Dynamic Europe ETF
RFEU | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust RiverFront Dynamic Europe ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RFEU. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust RiverFront Dynamic Europe ETF	$226	2.09%(1)
(1)	Includes tax expense. If the tax expense was not included, the expense ratio would have been 0.83%.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 16.49% for the 12 months ended October 31, 2024. The Fund underperformed its benchmark, the MSCI Europe Index, which returned 22.43% for the same Period.
This underperformance was driven by both poor security selection and asset allocation.
Top contributors to performance during the Period:
  Security selection in Denmark
  Security selection in Technology
  Security selection in Financials

Top detractors to performance during the Period:
  Security selection in Industrials
  Security selection in France
  Overweight to Energy

While the Fund can utilize currency hedging, no hedging was utilized during the Period.
FUND PERFORMANCE (April 13, 2016 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (4/13/16)
First Trust RiverFront Dynamic Europe ETF	16.49%	4.47%	5.74%
MSCI Europe Index	22.43%	6.91%	6.92%
Visit www.ftportfolios.com/etf/RFEU for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$6,354,852
Total number of portfolio holdings	89
Total advisory fee paid	$73,278
Portfolio turnover rate	21%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
ASML Holding N.V.	3.6%
Nestle S.A.	3.2%
Novartis AG	3.0%
Roche Holding AG	2.8%
Nokia Oyj	2.7%
Unilever PLC	2.4%
LVMH Moet Hennessy Louis Vuitton SE	2.3%
TotalEnergies SE	2.2%
Allianz SE	2.2%
Shell PLC	2.1%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RFEU to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust RiverFront
Dynamic Emerging Markets ETF
RFEM | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | October 31, 2024
This annual shareholder report contains important information about the First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) for the year of November 1, 2023 to October 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/RFEM. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust RiverFront Dynamic Emerging Markets ETF	$108	0.95%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 26.53% for the 12 months ended October 31, 2024. The Fund outperformed its benchmark, the MSCI Emerging Markets Index, which returned 25.32% for the same Period.
This outperformance was driven primarily by security selection, though asset allocation also contributed to performance.
Top contributors to performance during the Period:
  Security selection in Taiwan
  Security selection in Industrials
  Security selection in Financials

Top detractors to performance during the Period:
  Selection in Materials
  Overweight to Turkey
  Overweight to Energy

Additionally, the portfolio management team used their fundamental overlay to underweight China relative to the benchmark. This fundamental underweight was additive to portfolio performance during the Period.
The portfolio partially hedged its Taiwan Dollar exposure during the full Period. This hedging was additive to portfolio performance.
FUND PERFORMANCE (June 14, 2016 to October 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of October 31, 2024)	1 Year	5 Year	Since Inception (6/14/16)
First Trust RiverFront Dynamic Emerging Markets ETF	26.53%	5.27%	6.81%
MSCI Emerging Markets Index	25.32%	3.93%	6.62%
Visit www.ftportfolios.com/etf/RFEM for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of October 31, 2024)
Fund net assets	$29,111,673
Total number of portfolio holdings	105
Total advisory fee paid	$313,243
Portfolio turnover rate	27%
WHAT DID THE FUND INVEST IN? (As of October 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co., Ltd.	10.3%
iShares MSCI China ETF	4.3%
Tencent Holdings Ltd.	4.2%
MediaTek, Inc.	2.3%
Alibaba Group Holding Ltd.	2.3%
Industrial & Commercial Bank of China Ltd., Class H	2.0%
ICICI Bank Ltd.	2.0%
Haidilao International Holding Ltd.	1.8%
Kasikornbank PCL, NVDR	1.7%
Kasikornbank PCL	1.6%
Sector Allocation
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/RFEM to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

(a)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund III (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $213,000 for the fiscal year ended 2023 and $249,000 for the fiscal year ended 2024.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $176,601 for the fiscal year ended 2023 and $144,126 for the fiscal year ended 2024.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor and distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2023 were $176,601 for the Registrant, $44,000 for the Registrant’s investment advisor, $60,500 for the Registrant’s distributor and $16,000 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment advisor and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF; and for the fiscal year ended 2024 were $144,126 for the Registrant, $28,080 for the Registrant’s investment advisor, $32,400 for the Registrant’s distributor and $8,640 for Stonebridge.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statements required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund III

First Trust Preferred Securities and Income ETF (FPE)
First Trust Institutional Preferred Securities and Income ETF (FPEI)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
October 31, 2024

Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES — 18.6%
	Automobiles — 0.4%
125,684	Ford Motor Co.	6.00%	12/01/59	$3,072,974
679,677	Ford Motor Co.	6.50%	08/15/62	17,012,315
				20,085,289
	Banks — 0.7%
647,671	Bank of America Corp., Series KK	5.38%	(a)	15,660,685
97,522	JPMorgan Chase & Co., Series DD	5.75%	(a)	2,481,935
373,812	Pinnacle Financial Partners, Inc., Series B	6.75%	(a)	9,307,919
176,755	US Bancorp, Series K	5.50%	(a)	4,401,199
409,683	Wintrust Financial Corp., Series E (b)	6.88%	(a)	10,303,527
				42,155,265
	Capital Markets — 3.2%
106,395	Affiliated Managers Group, Inc.	5.88%	03/30/59	2,627,957
197,154	Affiliated Managers Group, Inc.	4.75%	09/30/60	3,887,877
857,989	Affiliated Managers Group, Inc.	4.20%	09/30/61	15,014,807
1,060,766	Affiliated Managers Group, Inc.	6.75%	03/30/64	27,251,079
589,678	Brookfield Oaktree Holdings LLC, Series A	6.63%	(a)	14,399,937
882,700	Brookfield Oaktree Holdings LLC, Series B	6.55%	(a)	20,787,585
1,545,036	Carlyle Finance LLC	4.63%	05/15/61	30,190,003
434,615	DigitalBridge Group, Inc., Series I	7.15%	(a)	10,982,721
38,356	DigitalBridge Group, Inc., Series J	7.13%	(a)	956,982
850,887	KKR Group Finance Co. IX LLC	4.63%	04/01/61	16,677,385
536,107	Morgan Stanley, Series Q	6.63%	(a)	14,153,225
1,023,542	TPG Operating Group II, L.P.	6.95%	03/15/64	26,519,973
				183,449,531
	Diversified REITs — 0.2%
506,445	Global Net Lease, Inc., Series A	7.25%	(a)	11,536,817
	Diversified Telecommunication Services — 0.2%
501,280	AT&T, Inc., Series C	4.75%	(a)	10,326,368
	Electric Utilities — 1.4%
25	Duke Energy Corp., Series A	5.75%	(a)	629
267,744	SCE Trust IV, Series J (b)	5.38%	(a)	6,586,502
739,223	SCE Trust V, Series K (b)	5.45%	(a)	18,295,769
322,085	SCE Trust VI	5.00%	(a)	6,638,172
1,281,282	SCE Trust VII, Series M	7.50%	(a)	34,197,417
543,428	SCE Trust VIII, Series N	6.95%	(a)	14,400,842
				80,119,331
	Financial Services — 0.8%
1,169,664	Equitable Holdings, Inc., Series A	5.25%	(a)	26,890,575
677,046	Jackson Financial, Inc. (b)	8.00%	(a)	18,347,947
				45,238,522
	Food Products — 0.1%
289,153	CHS, Inc., Series 3	6.75%	(a)	7,327,137
	Gas Utilities — 0.4%
1,070,658	South Jersey Industries, Inc. (c)	5.63%	09/16/79	20,412,095
	Independent Power and Renewable Electricity Producers — 0.5%
891,011	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	15,699,614
628,056	Brookfield Renewable Partners, L.P., Series 17	5.25%	(a)	12,730,695
				28,430,309
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance — 7.0%
2,168,809	AEGON Funding Co., LLC	5.10%	12/15/49	$47,128,220
2,135,901	American National Group, Inc., Series A (b)	5.95%	(a)	53,653,833
903,611	American National Group, Inc., Series B (b)	6.63%	(a)	22,942,683
313,006	AmTrust Financial Services, Inc.	7.25%	06/15/55	5,164,599
364,175	AmTrust Financial Services, Inc.	7.50%	09/15/55	6,008,887
32	Arch Capital Group Ltd., Series F	5.45%	(a)	750
260,398	Arch Capital Group Ltd., Series G	4.55%	(a)	5,275,663
57,198	Argo Group International Holdings, Inc. (b)	7.00%	(a)	1,429,378
305,102	Aspen Insurance Holdings Ltd.	5.63%	(a)	6,285,101
1,812,817	Aspen Insurance Holdings Ltd.	5.63%	(a)	37,942,260
396,478	Aspen Insurance Holdings Ltd., 3 Mo. LIBOR + 4.06% (d)	8.91%	(a)	10,502,702
514,030	Assurant, Inc.	5.25%	01/15/61	11,550,254
1,069,808	Athene Holding Ltd. (b)	7.25%	03/30/64	27,547,556
1,147,770	Athene Holding Ltd., Series A (b)	6.35%	(a)	28,774,594
80,975	Athene Holding Ltd., Series C (b)	6.38%	(a)	2,035,712
1,291,657	Athene Holding Ltd., Series E (b)	7.75%	(a)	34,603,491
406,066	Axis Capital Holdings Ltd., Series E	5.50%	(a)	9,063,393
661,661	CNO Financial Group, Inc. (c)	5.13%	11/25/60	14,364,660
1,692,936	F&G Annuities & Life, Inc.	7.95%	12/15/53	45,980,142
87,348	Globe Life, Inc.	4.25%	06/15/61	1,567,897
221,423	Phoenix (The) Cos., Inc.	7.45%	01/15/32	4,010,524
85,784	RenaissanceRe Holdings Ltd., Series F	5.75%	(a)	2,071,684
859,247	RenaissanceRe Holdings Ltd., Series G	4.20%	(a)	15,784,367
270,995	W. R. Berkley Corp.	5.10%	12/30/59	6,091,968
				399,780,318
	Mortgage REITs — 0.1%
300,535	AGNC Investment Corp., Series D, 3 Mo. CME Term SOFR + CSA + 4.33% (d)	9.25%	(a)	7,540,423
26,725	AGNC Investment Corp., Series F (b)	6.13%	(a)	661,444
				8,201,867
	Multi-Utilities — 1.4%
1,024,426	Algonquin Power & Utilities Corp., Series 19-A, 3 Mo. CME Term SOFR + CSA + 4.01% (d)	8.86%	07/01/79	26,317,504
599,659	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	11,627,388
616,426	Brookfield Infrastructure Partners, L.P., Series 13 (c)	5.13%	(a)	12,340,848
56,983	Brookfield Infrastructure Partners, L.P., Series 14	5.00%	(a)	1,095,213
384,793	CMS Energy Corp.	5.88%	10/15/78	9,446,668
262,563	CMS Energy Corp.	5.88%	03/01/79	6,474,804
20,021	DTE Energy Co.	4.38%	12/01/81	409,830
62,805	DTE Energy Co., Series E	5.25%	12/01/77	1,477,802
463,109	Sempra	5.75%	07/01/79	11,494,365
				80,684,422
	Real Estate Management & Development — 0.7%
1,460,655	Brookfield Property Partners, L.P., Series A	5.75%	(a)	20,872,760
1,094,454	Brookfield Property Partners, L.P., Series A2	6.38%	(a)	17,609,765
				38,482,525
	Wireless Telecommunication Services — 1.5%
799,954	United States Cellular Corp.	6.25%	09/01/69	18,774,921
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Wireless Telecommunication Services (Continued)
1,205,937	United States Cellular Corp.	5.50%	03/01/70	$27,157,701
1,642,868	United States Cellular Corp.	5.50%	06/01/70	36,964,530
				82,897,152
	Total $25 Par Preferred Securities			1,059,126,948
	(Cost $1,125,264,251)
$100 PAR PREFERRED SECURITIES — 0.0%
	Food Products — 0.0%
700	Dairy Farmers of America, Inc. (e)	7.88%	(a)	68,600
	(Cost $64,400)
$1,000 PAR PREFERRED SECURITIES — 4.1%
	Banks — 4.1%
77,163	Bank of America Corp., Series L	7.25%	(a)	95,296,305
110,579	Wells Fargo & Co., Series L	7.50%	(a)	136,551,796
	Total $1,000 Par Preferred Securities			231,848,101
	(Cost $248,955,405)

Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES — 72.4%
	Banks — 37.4%
$25,200,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (f)	9.38%	(a)	27,348,754
23,200,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (f)	6.50%	(a)	23,263,011
11,320,000	Banco de Credito e Inversiones S.A. (b) (e) (f)	8.75%	(a)	11,967,379
5,000,000	Banco de Credito e Inversiones S.A. (b) (f) (g)	8.75%	(a)	5,285,945
22,250,000	Banco Mercantil del Norte S.A. (b) (e) (f)	7.50%	(a)	21,899,947
15,700,000	Banco Mercantil del Norte S.A. (b) (e) (f)	7.63%	(a)	15,590,876
21,630,000	Banco Mercantil del Norte S.A. (b) (e) (f)	8.38%	(a)	22,250,327
35,600,000	Banco Santander S.A. (b) (f)	4.75%	(a)	33,816,835
15,500,000	Banco Santander S.A. (b) (f)	8.00%	(a)	16,167,120
21,600,000	Banco Santander S.A. (b) (f)	9.63%	(a)	23,666,304
37,200,000	Banco Santander S.A. (b) (f)	9.63%	(a)	42,934,678
200,000	Bank of America Corp., Series RR (b)	4.38%	(a)	193,140
43,283,000	Bank of America Corp., Series TT (b)	6.13%	(a)	44,073,517
60,800,000	Bank of Montreal (b)	7.70%	05/26/84	63,739,194
30,189,000	Bank of Montreal (b)	7.30%	11/26/84	31,485,316
38,764,000	Bank of Nova Scotia (The) (b)	8.63%	10/27/82	41,621,876
41,149,000	Bank of Nova Scotia (The) (b)	8.00%	01/27/84	43,577,038
15,075,000	Barclays PLC (b) (f)	4.38%	(a)	13,340,330
100,000,000	Barclays PLC (b) (f)	8.00%	(a)	103,610,800
25,750,000	Barclays PLC (b) (f)	9.63%	(a)	28,399,134
11,600,000	BBVA Bancomer S.A. (b) (e) (f)	5.88%	09/13/34	10,978,162
31,600,000	BBVA Bancomer S.A. (b) (e) (f)	8.45%	06/29/38	33,254,766
59,483,000	BNP Paribas S.A. (b) (e) (f)	4.63%	(a)	50,367,873
9,300,000	BNP Paribas S.A. (b) (e) (f)	7.38%	(a)	9,407,117
41,770,000	BNP Paribas S.A. (b) (e) (f)	7.75%	(a)	43,362,899
15,600,000	BNP Paribas S.A. (b) (e) (f)	8.00%	(a)	16,261,378
56,900,000	BNP Paribas S.A. (b) (e) (f)	8.50%	(a)	59,552,874
8,300,000	BNP Paribas S.A. (b) (e) (f)	9.25%	(a)	8,972,408
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2024
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$45,055,000	Citigroup, Inc., Series AA (b)	7.63%	(a)	$48,051,903
20,000,000	Citigroup, Inc., Series BB (b)	7.20%	(a)	20,865,060
24,790,000	Citigroup, Inc., Series DD (b)	7.00%	(a)	26,297,703
200,000	Citigroup, Inc., Series P (b)	5.95%	(a)	199,531
13,803,000	Citigroup, Inc., Series W (b)	4.00%	(a)	13,466,435
2,600,000	Citigroup, Inc., Series X (b)	3.88%	(a)	2,519,295
4,200,000	Citigroup, Inc., Series Z (b)	7.38%	(a)	4,402,175
3,460,000	Citizens Financial Group, Inc., Series F (b)	5.65%	(a)	3,437,557
5,653,000	Citizens Financial Group, Inc., Series G (b)	4.00%	(a)	5,372,347
12,500,000	CoBank ACB (b)	7.25%	(a)	13,021,537
8,841,000	CoBank ACB, Series I (b)	6.25%	(a)	8,828,585
34,455,000	CoBank ACB, Series K (b)	6.45%	(a)	34,693,325
73,700,000	Credit Agricole S.A. (b) (e) (f)	6.70%	(a)	71,819,287
6,200,000	Farm Credit Bank of Texas (b)	7.75%	(a)	6,506,528
7,650,000	Farm Credit Bank of Texas, Series 3 (b) (e)	6.20%	(a)	7,611,750
18,985,000	Fifth Third Bancorp, Series L (b)	4.50%	(a)	18,748,020
30,800,000	HSBC Holdings PLC (b) (f)	6.88%	(a)	31,007,530
48,450,000	HSBC Holdings PLC (b) (f)	6.95%	(a)	48,368,313
56,700,000	HSBC Holdings PLC (b) (f)	8.00%	(a)	59,634,679
3,250,000	Huntington Bancshares, Inc., Series G (b)	4.45%	(a)	3,115,374
14,200,000	ING Groep N.V. (b) (f) (g)	7.25%	(a)	14,207,100
22,390,000	ING Groep N.V. (b) (f) (g)	7.50%	(a)	22,970,741
38,873,000	ING Groep N.V. (b) (f) (g)	8.00%	(a)	41,127,012
92,395,000	Intesa Sanpaolo S.p.A. (b) (e) (f)	7.70%	(a)	92,496,371
93,350,000	JPMorgan Chase & Co., Series NN (b)	6.88%	(a)	98,874,546
68,555,000	Lloyds Banking Group PLC (b) (f)	8.00%	(a)	71,616,598
9,700,000	NatWest Group PLC (b) (f)	6.00%	(a)	9,704,883
1,000,000	NatWest Group PLC (b) (f)	8.00%	(a)	1,013,485
13,700,000	NatWest Group PLC (b) (f)	8.13%	(a)	14,714,677
35,116,000	PNC Financial Services Group (The), Inc., Series U (b)	6.00%	(a)	35,242,172
19,345,000	PNC Financial Services Group (The), Inc., Series V (b)	6.20%	(a)	19,555,029
41,711,000	PNC Financial Services Group (The), Inc., Series W (b)	6.25%	(a)	41,860,993
43,000,000	Royal Bank of Canada (b)	7.50%	05/02/84	45,321,260
30,850,000	Royal Bank of Canada (b)	6.35%	11/24/84	29,808,812
33,820,000	Societe Generale S.A. (b) (e) (f)	9.38%	(a)	35,455,535
25,000,000	Societe Generale S.A. (b) (e) (f)	10.00%	(a)	26,700,850
28,330,000	Standard Chartered PLC (b) (e) (f)	7.88%	(a)	29,505,695
17,420,000	Sumitomo Mitsui Financial Group, Inc. (b) (f)	6.60%	(a)	18,059,331
3,200,000	Swedbank AB (b) (f) (g)	7.63%	(a)	3,297,456
21,000,000	Swedbank AB (b) (f) (g)	7.75%	(a)	21,905,625
58,930,000	Toronto-Dominion Bank (The) (b)	8.13%	10/31/82	62,239,214
8,030,000	Toronto-Dominion Bank (The) (b)	7.25%	07/31/84	8,238,467
65,630,000	Wells Fargo & Co. (b)	6.85%	(a)	67,829,458
35,949,000	Wells Fargo & Co. (b)	7.63%	(a)	38,727,642
				2,124,828,884
	Capital Markets — 6.9%
40,400,000	Ares Finance Co. III LLC (b) (e)	4.13%	06/30/51	38,631,231
40,368,000	Charles Schwab (The) Corp., Series H (b)	4.00%	(a)	35,219,804
51,520,000	Charles Schwab (The) Corp., Series I (b)	4.00%	(a)	49,508,007
15,800,000	Charles Schwab (The) Corp., Series K (b)	5.00%	(a)	15,431,727
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2024
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$81,425,000	Credit Suisse Group AG, Claim (c) (h)			$8,956,750
1,200,000	Credit Suisse Group AG, Claim (c) (h)			132,000
51,775,000	Credit Suisse Group AG, Claim (c) (h)			5,695,250
76,900,000	Credit Suisse Group AG, Claim (c) (h)			8,459,000
27,200,000	Credit Suisse Group AG, Claim (c) (h)			2,992,000
71,800,000	Deutsche Bank AG, Series 2020 (b) (f)	6.00%	(a)	70,366,025
375,000	Goldman Sachs Group (The), Inc., Series R (b)	4.95%	(a)	373,666
26,100,000	Goldman Sachs Group (The), Inc., Series W (b)	7.50%	(a)	27,969,673
53,403,000	Goldman Sachs Group (The), Inc., Series X (b)	7.50%	(a)	56,129,142
30,900,000	Goldman Sachs Group (The), Inc., Series Y (b)	6.13%	(a)	30,725,590
12,536,000	State Street Corp., Series I (b)	6.70%	(a)	12,937,328
31,000,000	State Street Corp., Series J (b)	6.70%	(a)	31,916,732
				395,443,925
	Construction Materials — 0.0%
550,000	Cemex S.A.B. de C.V. (b) (e)	9.13%	(a)	585,871
	Electric Utilities — 3.9%
51,590,000	American Electric Power Co., Inc. (b)	6.95%	12/15/54	54,126,835
24,790,000	American Electric Power Co., Inc. (b)	7.05%	12/15/54	25,721,980
23,875,000	Duke Energy Corp. (b)	6.45%	09/01/54	24,325,569
6,500,000	Emera, Inc., Series 16-A (b)	6.75%	06/15/76	6,532,389
42,784,000	Entergy Corp. (b)	7.13%	12/01/54	43,848,423
21,680,000	EUSHI Finance, Inc. (b) (e)	7.63%	12/15/54	22,502,691
40,856,000	NextEra Energy Capital Holdings, Inc. (b)	6.75%	06/15/54	42,883,847
				219,941,734
	Financial Services — 2.4%
64,250,000	American AgCredit Corp. (b) (e)	5.25%	(a)	62,965,000
28,250,000	Capital Farm Credit ACA, Series 1 (b) (e)	5.00%	(a)	27,543,780
13,950,000	Compeer Financial ACA (b) (e)	4.88%	(a)	13,531,500
28,304,000	Corebridge Financial, Inc. (b)	6.88%	12/15/52	28,984,419
5,000,000	Corebridge Financial, Inc. (b)	6.38%	09/15/54	4,990,817
				138,015,516
	Food Products — 1.9%
10,700,000	Dairy Farmers of America, Inc. (i)	7.13%	(a)	10,272,000
20,360,000	Land O’Lakes Capital Trust I (i)	7.45%	03/15/28	20,124,309
44,888,000	Land O’Lakes, Inc. (e)	7.00%	(a)	36,694,014
14,010,000	Land O’Lakes, Inc. (e)	7.25%	(a)	11,894,584
31,520,000	Land O’Lakes, Inc. (e)	8.00%	(a)	29,550,000
				108,534,907
	Gas Utilities — 0.4%
21,500,000	AltaGas Ltd. (b) (e)	7.20%	10/15/54	21,607,242
	Independent Power and Renewable Electricity Producers — 0.6%
31,000,000	AES Corp. (The) (b)	7.60%	01/15/55	32,145,766
	Insurance — 7.2%
34,460,000	Assurant, Inc. (b)	7.00%	03/27/48	35,061,695
12,699,000	Assured Guaranty Municipal Holdings, Inc. (b) (e)	6.40%	12/15/66	11,622,525
38,875,000	AXIS Specialty Finance LLC (b)	4.90%	01/15/40	37,036,037
24,400,000	CNP Assurances SACA (b) (f) (g)	4.88%	(a)	21,806,109
21,557,000	Enstar Finance LLC (b)	5.50%	01/15/42	20,244,759
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2024
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$13,700,000	Fortegra Financial Corp. (b) (i)	8.50%	10/15/57	$13,974,000
73,935,000	Global Atlantic Fin Co. (b) (e)	4.70%	10/15/51	70,944,538
25,274,000	Global Atlantic Fin Co. (b) (e)	7.95%	10/15/54	26,287,306
68,464,000	Hartford Financial Services Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (d) (e)	7.50%	02/12/47	63,674,827
26,429,000	Kuvare US Holdings, Inc. (b) (e)	7.00%	02/17/51	26,594,188
4,310,000	La Mondiale SAM (b) (g)	5.88%	01/26/47	4,319,299
40,630,000	Lancashire Holdings Ltd. (b) (g)	5.63%	09/18/41	38,141,413
38,910,000	Liberty Mutual Group, Inc. (b) (e)	4.13%	12/15/51	36,727,566
1,140,000	Prudential Financial, Inc. (b)	6.00%	09/01/52	1,159,854
140,000	QBE Insurance Group Ltd. (b) (e)	5.88%	(a)	139,842
				407,733,958
	Multi-Utilities — 4.2%
58,853,000	Algonquin Power & Utilities Corp. (b)	4.75%	01/18/82	55,155,189
15,500,000	CenterPoint Energy, Inc., Series A (b)	7.00%	02/15/55	15,889,066
1,400,000	CenterPoint Energy, Inc., Series B (b)	6.85%	02/15/55	1,438,571
27,900,000	Dominion Energy, Inc., Series A (b)	6.88%	02/01/55	29,210,878
15,550,000	Dominion Energy, Inc., Series B (b)	7.00%	06/01/54	16,584,090
21,700,000	NiSource, Inc. (b)	6.38%	03/31/55	21,713,560
48,154,000	Sempra (b)	4.13%	04/01/52	45,915,470
23,684,000	Sempra (b)	6.40%	10/01/54	23,659,830
29,094,000	Sempra (b)	6.88%	10/01/54	29,681,146
				239,247,800
	Oil, Gas & Consumable Fuels — 6.8%
55,822,000	Enbridge, Inc. (b)	6.25%	03/01/78	54,885,413
28,420,000	Enbridge, Inc. (b)	7.63%	01/15/83	30,194,971
29,000,000	Enbridge, Inc. (b)	8.50%	01/15/84	32,292,689
18,531,000	Enbridge, Inc., Series 16-A (b)	6.00%	01/15/77	18,371,871
39,830,000	Enbridge, Inc., Series 20-A (b)	5.75%	07/15/80	38,742,876
8,631,000	Energy Transfer, L.P., Series B (b)	6.63%	(a)	8,481,068
15,394,000	Energy Transfer, L.P., Series F (b)	6.75%	(a)	15,370,159
69,836,000	Energy Transfer, L.P., Series G (b)	7.13%	(a)	71,163,582
24,814,000	Energy Transfer, L.P., Series H (b)	6.50%	(a)	24,797,806
29,482,000	Transcanada Trust (b)	5.50%	09/15/79	28,431,789
34,700,000	Transcanada Trust (b)	5.60%	03/07/82	33,166,687
30,700,000	Venture Global LNG, Inc. (b) (e)	9.00%	(a)	30,717,349
				386,616,260
	Retail REITs — 0.5%
27,435,000	Scentre Group Trust 2 (b) (e)	5.13%	09/24/80	26,916,435
	Trading Companies & Distributors — 0.2%
10,646,000	Air Lease Corp., Series D (b)	6.00%	(a)	10,512,506
	Total Capital Preferred Securities			4,112,130,804
	(Cost $4,198,512,629)

Shares	Description	Value
EXCHANGE-TRADED FUNDS — 3.5%
	Capital Markets — 3.5%
559,726	iShares Short Treasury Bond ETF	61,886,105
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
EXCHANGE-TRADED FUNDS (Continued)
	Capital Markets (Continued)
748,050	SPDR® Bloomberg 1-3 Month T-Bill ETF	$68,670,990
1,359,725	WisdomTree Floating Rate Treasury Fund	68,339,779
	Total Exchange-Traded Funds	198,896,874
	(Cost $198,924,917)

	Total Investments — 98.6%	5,602,071,327
	(Cost $5,771,721,602)
	Net Other Assets and Liabilities — 1.4%	77,967,854
	Net Assets — 100.0%	$5,680,039,181

(a)	Perpetual maturity.
(b)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(d)	Floating or variable rate security.
(e)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $1,126,654,583 or 19.8% of net assets.

(f)
This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2024, securities noted as such amounted to $1,327,476,219 or 23.4% of net assets. Of these securities, 9.1% originated in emerging markets, and 90.9% originated in foreign markets.

(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(h)	Claim pending with the administrative court of Switzerland.
(i)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2C - Restricted Securities in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2024
Country Allocation	% of Net Assets
United States	58.6%
Canada	12.3
United Kingdom	7.2
France	6.1
Bermuda	3.3
Spain	3.0
Mexico	1.8
Italy	1.6
Netherlands	1.4
Germany	1.2
Australia	0.5
Switzerland	0.5
Sweden	0.5
Japan	0.3
Chile	0.3
Total Investments	98.6
Net Other Assets and Liabilities	1.4
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Gas Utilities	$20,412,095	$—	$20,412,095	$—
Insurance	399,780,318	384,596,308	15,184,010	—
Other Industry Categories*	638,934,535	638,934,535	—	—
$100 Par Preferred Securities*	68,600	—	68,600	—
$1,000 Par Preferred Securities*	231,848,101	231,848,101	—	—
Capital Preferred Securities*	4,112,130,804	—	4,112,130,804	—
Exchange-Traded Funds*	198,896,874	198,896,874	—	—
Total Investments	$5,602,071,327	$1,454,275,818	$4,147,795,509	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
October 31, 2024

Shares	Description	Stated Rate	Stated Maturity	Value
$1,000 PAR PREFERRED SECURITIES — 2.4%
	Banks — 2.4%
11,422	Bank of America Corp., Series L	7.25%	(a)	$14,106,170
17,492	Wells Fargo & Co., Series L	7.50%	(a)	21,600,521
	Total $1,000 Par Preferred Securities			35,706,691
	(Cost $37,415,984)

Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES — 95.9%
	Banks — 49.9%
$13,800,000	Banco Bilbao Vizcaya Argentaria S.A. (b) (c)	9.38%	(a)	14,976,698
10,300,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (c)	6.50%	(a)	10,327,975
3,000,000	Banco de Credito e Inversiones S.A. (b) (c) (d)	8.75%	(a)	3,171,567
840,000	Banco de Credito e Inversiones S.A. (b) (c) (e)	8.75%	(a)	888,039
2,000,000	Banco Mercantil del Norte S.A. (b) (c) (d)	6.63%	(a)	1,813,839
10,101,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.50%	(a)	9,942,084
3,592,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.63%	(a)	3,567,033
3,400,000	Banco Mercantil del Norte S.A. (b) (c) (d)	8.38%	(a)	3,497,509
9,000,000	Banco Santander S.A. (b) (c)	4.75%	(a)	8,549,200
3,800,000	Banco Santander S.A. (b) (c)	8.00%	(a)	3,963,552
7,000,000	Banco Santander S.A. (b) (c)	9.63%	(a)	7,669,635
15,000,000	Banco Santander S.A. (b) (c)	9.63%	(a)	17,312,370
200,000	Bank of America Corp., Series RR (c)	4.38%	(a)	193,140
23,796,000	Bank of America Corp., Series TT (c)	6.13%	(a)	24,230,608
22,956,000	Bank of Montreal (c)	7.70%	05/26/84	24,065,739
12,500,000	Bank of Montreal (c)	7.30%	11/26/84	13,036,750
19,400,000	Bank of Nova Scotia (The) (c)	8.63%	10/27/82	20,830,265
12,600,000	Bank of Nova Scotia (The) (c)	8.00%	01/27/84	13,343,476
6,300,000	Barclays PLC (b) (c)	4.38%	(a)	5,575,063
20,050,000	Barclays PLC (b) (c)	8.00%	(a)	20,773,965
6,650,000	Barclays PLC (b) (c)	9.63%	(a)	7,334,145
700,000	BBVA Bancomer S.A. (b) (c) (d)	5.88%	09/13/34	662,475
7,200,000	BBVA Bancomer S.A. (b) (c) (d)	8.45%	06/29/38	7,577,035
18,000,000	BNP Paribas S.A. (b) (c) (d)	4.63%	(a)	15,241,694
2,300,000	BNP Paribas S.A. (b) (c) (d)	7.38%	(a)	2,326,491
10,890,000	BNP Paribas S.A. (b) (c) (d)	7.75%	(a)	11,305,290
3,700,000	BNP Paribas S.A. (b) (c) (d)	8.00%	(a)	3,856,865
23,450,000	BNP Paribas S.A. (b) (c) (d)	8.50%	(a)	24,543,320
1,000,000	BNP Paribas S.A. (b) (c) (d)	9.25%	(a)	1,081,013
1,300,000	Citigroup, Inc., Series AA (c)	7.63%	(a)	1,386,472
4,000,000	Citigroup, Inc., Series BB (c)	7.20%	(a)	4,173,012
6,070,000	Citigroup, Inc., Series DD (c)	7.00%	(a)	6,439,171
5,814,000	Citigroup, Inc., Series P (c)	5.95%	(a)	5,800,374
4,149,000	Citigroup, Inc., Series W (c)	4.00%	(a)	4,047,833
8,195,000	Citigroup, Inc., Series X (c)	3.88%	(a)	7,940,626
2,979,000	Citigroup, Inc., Series Y (c)	4.15%	(a)	2,856,662
11,278,000	Citizens Financial Group, Inc., Series F (c)	5.65%	(a)	11,204,848
12,941,000	Citizens Financial Group, Inc., Series G (c)	4.00%	(a)	12,298,522
3,000,000	CoBank ACB (c)	7.25%	(a)	3,125,169
1,101,000	CoBank ACB, Series I (c)	6.25%	(a)	1,099,454
685,000	CoBank ACB, Series K (c)	6.45%	(a)	689,738
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2024
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$1,000,000	Corestates Capital III, 3 Mo. CME Term SOFR + CSA + 0.57% (d) (f)	5.95%	02/15/27	$985,378
21,600,000	Credit Agricole S.A. (b) (c) (d)	6.70%	(a)	21,048,800
3,400,000	Danske Bank A/S (b) (c) (e)	4.38%	(a)	3,303,185
1,500,000	Farm Credit Bank of Texas (c)	7.75%	(a)	1,574,160
800,000	Farm Credit Bank of Texas, Series 3 (c) (d)	6.20%	(a)	796,000
3,290,000	Fifth Third Bancorp, Series L (c)	4.50%	(a)	3,248,933
7,900,000	HSBC Holdings PLC (b) (c)	6.88%	(a)	7,953,230
23,150,000	HSBC Holdings PLC (b) (c)	6.95%	(a)	23,110,969
19,600,000	HSBC Holdings PLC (b) (c)	8.00%	(a)	20,614,457
735,000	Huntington Bancshares, Inc., Series F (c)	5.63%	(a)	735,666
3,700,000	Huntington Bancshares, Inc., Series G (c)	4.45%	(a)	3,546,733
3,800,000	ING Groep N.V. (b) (c) (e)	7.25%	(a)	3,801,900
24,404,000	ING Groep N.V. (b) (c) (e)	7.50%	(a)	25,036,979
8,885,000	ING Groep N.V. (b) (c) (e)	8.00%	(a)	9,400,188
23,670,000	Intesa Sanpaolo S.p.A. (b) (c) (d)	7.70%	(a)	23,695,970
8,295,000	JPMorgan Chase & Co., Series KK (c)	3.65%	(a)	8,048,851
22,200,000	JPMorgan Chase & Co., Series NN (c)	6.88%	(a)	23,513,818
24,180,000	Lloyds Banking Group PLC (b) (c)	8.00%	(a)	25,259,855
21,686,000	NatWest Group PLC (b) (c)	6.00%	(a)	21,696,917
6,550,000	NatWest Group PLC (b) (c)	8.00%	(a)	6,638,327
3,200,000	NatWest Group PLC (b) (c)	8.13%	(a)	3,437,005
11,084,000	PNC Financial Services Group (The), Inc., Series U (c)	6.00%	(a)	11,123,825
12,525,000	PNC Financial Services Group (The), Inc., Series V (c)	6.20%	(a)	12,660,984
8,499,000	PNC Financial Services Group (The), Inc., Series W (c)	6.25%	(a)	8,529,562
12,000,000	Royal Bank of Canada (c)	7.50%	05/02/84	12,647,794
8,100,000	Royal Bank of Canada (c)	6.35%	11/24/84	7,826,625
7,200,000	Societe Generale S.A. (b) (c) (d)	9.38%	(a)	7,548,192
11,000,000	Societe Generale S.A. (b) (c) (d)	10.00%	(a)	11,748,374
5,070,000	Standard Chartered PLC (b) (c) (d)	7.88%	(a)	5,280,405
6,200,000	Sumitomo Mitsui Financial Group, Inc. (b) (c)	6.60%	(a)	6,427,546
600,000	Swedbank AB (b) (c) (e)	7.63%	(a)	618,273
11,200,000	Swedbank AB (b) (c) (e)	7.75%	(a)	11,683,000
29,880,000	Toronto-Dominion Bank (The) (c)	8.13%	10/31/82	31,557,911
22,645,000	Wells Fargo & Co. (c)	6.85%	(a)	23,403,902
11,640,000	Wells Fargo & Co. (c)	7.63%	(a)	12,539,702
				743,762,132
	Capital Markets — 9.3%
8,435,000	Ares Finance Co. III LLC (c) (d)	4.13%	06/30/51	8,065,704
20,000,000	Charles Schwab (The) Corp., Series H (c)	4.00%	(a)	17,449,368
25,029,000	Charles Schwab (The) Corp., Series I (c)	4.00%	(a)	24,051,551
250,000	Charles Schwab (The) Corp., Series K (c)	5.00%	(a)	244,173
6,243,000	Credit Suisse Group AG, Claim (g) (h)			686,730
2,057,000	Credit Suisse Group AG, Claim (g) (h)			226,270
7,770,000	Credit Suisse Group AG, Claim (g) (h)			854,700
4,150,000	Credit Suisse Group AG, Claim (g) (h)			456,500
18,000,000	Credit Suisse Group AG, Claim (g) (h)			1,980,000
18,950,000	Deutsche Bank AG, Series 2020 (b) (c)	6.00%	(a)	18,571,534
1,200,000	Goldman Sachs Group (The), Inc., Series R (c)	4.95%	(a)	1,195,730
2,899,000	Goldman Sachs Group (The), Inc., Series T (c)	3.80%	(a)	2,779,504
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2024
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$3,185,000	Goldman Sachs Group (The), Inc., Series U (c)	3.65%	(a)	$3,039,399
11,900,000	Goldman Sachs Group (The), Inc., Series W (c)	7.50%	(a)	12,752,457
12,876,000	Goldman Sachs Group (The), Inc., Series X (c)	7.50%	(a)	13,533,300
8,000,000	Goldman Sachs Group (The), Inc., Series Y (c)	6.13%	(a)	7,954,845
811,000	Morgan Stanley, Series M (c)	5.88%	(a)	815,207
9,887,000	State Street Corp., Series I (c)	6.70%	(a)	10,203,522
12,570,000	State Street Corp., Series J (c)	6.70%	(a)	12,941,720
				137,802,214
	Construction Materials — 0.3%
4,800,000	Cemex S.A.B. de C.V. (c) (d)	9.13%	(a)	5,113,056
	Consumer Finance — 0.8%
11,885,000	American Express Co. (c)	3.55%	(a)	11,279,424
	Electric Utilities — 6.1%
13,260,000	American Electric Power Co., Inc. (c)	6.95%	12/15/54	13,912,034
6,000,000	American Electric Power Co., Inc. (c)	7.05%	12/15/54	6,225,570
7,134,000	American Electric Power Co., Inc. (c)	3.88%	02/15/62	6,765,758
10,850,000	Duke Energy Corp. (c)	6.45%	09/01/54	11,054,761
18,120,000	Emera, Inc., Series 16-A (c)	6.75%	06/15/76	18,210,292
15,000,000	Entergy Corp. (c)	7.13%	12/01/54	15,373,185
7,930,000	EUSHI Finance, Inc. (c) (d)	7.63%	12/15/54	8,230,920
9,894,000	NextEra Energy Capital Holdings, Inc. (c)	6.75%	06/15/54	10,385,079
				90,157,599
	Financial Services — 3.0%
3,000,000	American AgCredit Corp. (c) (d)	5.25%	(a)	2,940,000
4,200,000	Capital Farm Credit ACA, Series 1 (c) (d)	5.00%	(a)	4,095,004
650,000	Compeer Financial ACA (c) (d)	4.88%	(a)	630,500
14,096,000	Corebridge Financial, Inc. (c)	6.88%	12/15/52	14,434,863
19,855,000	Corebridge Financial, Inc. (c)	6.38%	09/15/54	19,818,536
2,512,000	Equitable Holdings, Inc., Series B (c)	4.95%	(a)	2,490,768
755,000	Voya Financial, Inc., Series A (c)	7.76%	(a)	798,511
				45,208,182
	Food Products — 1.2%
1,200,000	Dairy Farmers of America, Inc. (i)	7.13%	(a)	1,152,000
1,131,000	Land O’Lakes Capital Trust I (i)	7.45%	03/15/28	1,117,907
7,146,000	Land O’Lakes, Inc. (d)	7.00%	(a)	5,841,548
2,220,000	Land O’Lakes, Inc. (d)	7.25%	(a)	1,884,795
400,000	Land O’Lakes, Inc. (e)	7.25%	(a)	339,603
7,935,000	Land O’Lakes, Inc. (d)	8.00%	(a)	7,439,063
				17,774,916
	Gas Utilities — 0.4%
5,800,000	AltaGas Ltd. (c) (d)	7.20%	10/15/54	5,828,930
	Independent Power and Renewable Electricity Producers — 0.5%
7,400,000	AES Corp. (The) (c)	7.60%	01/15/55	7,673,505
	Insurance — 9.9%
4,288,000	Assurant, Inc. (c)	7.00%	03/27/48	4,362,871
2,300,000	Assured Guaranty Municipal Holdings, Inc. (c) (d)	6.40%	12/15/66	2,105,032
1,700,000	Assured Guaranty Municipal Holdings, Inc. (c) (e)	6.40%	12/15/66	1,555,894
9,496,000	AXIS Specialty Finance LLC (c)	4.90%	01/15/40	9,046,796
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2024
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$11,200,000	CNP Assurances SACA (b) (c) (e)	4.88%	(a)	$10,009,362
10,339,000	Enstar Finance LLC (c)	5.50%	01/15/42	9,709,633
25,534,000	Global Atlantic Fin Co. (c) (d)	4.70%	10/15/51	24,501,222
6,106,000	Global Atlantic Fin Co. (c) (d)	7.95%	10/15/54	6,350,807
22,521,000	Hartford Financial Services Group (The), Inc., 3 Mo. CME Term SOFR + CSA + 2.13% (d) (f)	7.50%	02/12/47	20,945,618
2,464,000	Kuvare US Holdings, Inc. (c) (d)	7.00%	02/17/51	2,479,401
3,631,000	La Mondiale SAM (c) (e)	5.88%	01/26/47	3,638,834
6,850,000	Lancashire Holdings Ltd. (c) (e)	5.63%	09/18/41	6,430,437
14,818,000	Liberty Mutual Group, Inc. (c) (d)	4.13%	12/15/51	13,986,869
6,585,000	Liberty Mutual Group, Inc. (d)	4.30%	02/01/61	4,337,798
7,000,000	Lincoln National Corp., Series C (c)	9.25%	(a)	7,636,335
2,501,000	Markel Group, Inc. (c)	6.00%	(a)	2,500,045
6,514,000	MetLife Capital Trust IV (d)	7.88%	12/15/37	7,172,468
2,900,000	MetLife, Inc. (d)	9.25%	04/08/38	3,441,201
6,506,000	Prudential Financial, Inc. (c)	6.00%	09/01/52	6,619,308
1,234,000	QBE Insurance Group Ltd. (c) (d)	5.88%	(a)	1,232,611
				148,062,542
	Multi-Utilities — 6.4%
16,559,000	Algonquin Power & Utilities Corp. (c)	4.75%	01/18/82	15,518,576
4,000,000	CenterPoint Energy, Inc., Series A (c)	7.00%	02/15/55	4,100,404
13,575,000	CenterPoint Energy, Inc., Series B (c)	6.85%	02/15/55	13,949,005
6,700,000	Dominion Energy, Inc., Series A (c)	6.88%	02/01/55	7,014,799
16,700,000	Dominion Energy, Inc., Series B (c)	7.00%	06/01/54	17,810,566
7,400,000	NiSource, Inc. (c)	6.38%	03/31/55	7,404,624
9,518,000	Sempra (c)	4.13%	04/01/52	9,075,538
14,000,000	Sempra (c)	6.40%	10/01/54	13,985,713
6,742,000	Sempra (c)	6.88%	10/01/54	6,878,060
				95,737,285
	Oil, Gas & Consumable Fuels — 7.2%
1,026,000	Enbridge, Inc. (c)	6.25%	03/01/78	1,008,786
11,955,000	Enbridge, Inc. (c)	7.63%	01/15/83	12,701,649
14,500,000	Enbridge, Inc. (c)	8.50%	01/15/84	16,146,344
8,398,000	Enbridge, Inc., Series 16-A (c)	6.00%	01/15/77	8,325,885
8,364,000	Enbridge, Inc., Series 20-A (c)	5.75%	07/15/80	8,135,712
1,069,000	Energy Transfer, L.P., Series B (c)	6.63%	(a)	1,050,430
4,125,000	Energy Transfer, L.P., Series F (c)	6.75%	(a)	4,118,612
24,300,000	Energy Transfer, L.P., Series G (c)	7.13%	(a)	24,761,943
4,411,000	Energy Transfer, L.P., Series H (c)	6.50%	(a)	4,408,121
11,394,000	Transcanada Trust (c)	5.50%	09/15/79	10,988,122
7,650,000	Transcanada Trust (c)	5.60%	03/07/82	7,311,964
8,200,000	Venture Global LNG, Inc. (c) (d)	9.00%	(a)	8,204,634
				107,162,202
	Retail REITs — 0.7%
11,220,000	Scentre Group Trust 2 (c) (d)	5.13%	09/24/80	11,007,924
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2024
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Trading Companies & Distributors — 0.2%
$2,800,000	Air Lease Corp., Series D (c)	6.00%	(a)	$2,764,890
	Total Capital Preferred Securities			1,429,334,801
	(Cost $1,390,459,662)

	Total Investments — 98.3%			1,465,041,492
	(Cost $1,427,875,646)
	Net Other Assets and Liabilities — 1.7%			24,748,501
	Net Assets — 100.0%			$1,489,789,993

(a)	Perpetual maturity.
(b)
This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2024, securities noted as such amounted to $452,841,325 or 30.4% of net assets. Of these securities, 6.9% originated in emerging markets, and 93.1% originated in foreign markets.

(c)
Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2024. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $315,524,439 or
21.2% of net assets.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Floating or variable rate security.
(g)	Claim pending with the administrative court of Switzerland.
(h)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(i)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2C - Restricted Securities in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2024
Country Allocation	% of Net Assets
United States	50.6%
Canada	15.3
United Kingdom	9.9
France	7.5
Spain	4.2
Netherlands	2.6
Mexico	2.2
Italy	1.6
Germany	1.2
Sweden	0.8
Australia	0.8
Bermuda	0.4
Japan	0.4
Switzerland	0.3
Chile	0.3
Denmark	0.2
Total Investments	98.3
Net Other Assets and Liabilities	1.7
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$1,000 Par Preferred Securities*	$35,706,691	$35,706,691	$—	$—
Capital Preferred Securities*	1,429,334,801	—	1,429,334,801	—
Total Investments	$1,465,041,492	$35,706,691	$1,429,334,801	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2024

	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
ASSETS:
Investments, at value	$5,602,071,327	$1,465,041,492
Cash	68,755,006	20,817,676
Foreign currency, at value	44,818	—
Receivables:
Interest	56,999,215	19,823,404
Investment securities sold	1,402,516	1,120,089
Dividends	484,690	—
Reclaims	172,625	—
Capital shares sold	8,329	—
Total Assets	5,729,938,526	1,506,802,661

LIABILITIES:
Payables:
Investment securities purchased	45,865,414	15,932,026
Investment advisory fees	4,033,931	1,080,642
Total Liabilities	49,899,345	17,012,668
NET ASSETS	$5,680,039,181	$1,489,789,993

NET ASSETS consist of:
Paid-in capital	$6,502,826,403	$1,475,877,844
Par value	3,172,050	794,500
Accumulated distributable earnings (loss)	(825,959,272)	13,117,649
NET ASSETS	$5,680,039,181	$1,489,789,993
NET ASSET VALUE, per share	$17.91	$18.75
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	317,205,000	79,450,002
Investments, at cost	$5,771,721,602	$1,427,875,646
Foreign currency, at cost (proceeds)	$44,818	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2024

	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
INVESTMENT INCOME:
Interest	$260,033,892	$82,342,281
Dividends	92,620,273	1,376,943
Foreign withholding tax	(525,078)	(119,596)
Total investment income	352,129,087	83,599,628

EXPENSES:
Investment advisory fees	44,636,161	10,861,741
Legal fees	341,046	54,653
Total expenses	44,977,207	10,916,394
NET INVESTMENT INCOME (LOSS)	307,151,880	72,683,234

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(41,602,776)	8,219,293
In-kind redemptions	811,206	—
Foreign currency transactions	(796)	51
Net realized gain (loss)	(40,792,366)	8,219,344
Net change in unrealized appreciation (depreciation) on investments	764,314,571	139,775,216
NET REALIZED AND UNREALIZED GAIN (LOSS)	723,522,205	147,994,560
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,030,674,085	$220,677,794
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust Preferred Securities and Income ETF (FPE)		First Trust Institutional Preferred Securities and Income ETF (FPEI)
	Year Ended 10/31/2024	Year Ended 10/31/2023	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$307,151,880	$337,192,820	$72,683,234	$55,402,540
Net realized gain (loss)	(40,792,366)	(441,166,279)	8,219,344	(29,508,510)
Net change in unrealized appreciation (depreciation)	764,314,571	109,503,416	139,775,216	(24,524,066)
Net increase (decrease) in net assets resulting from operations	1,030,674,085	5,529,957	220,677,794	1,369,964

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(301,130,215)	(330,265,462)	(70,141,773)	(53,643,034)
Return of capital	(8,971,630)	(13,534,543)	(2,905,829)	(3,014,313)
Total distributions to shareholders	(310,101,845)	(343,800,005)	(73,047,602)	(56,657,347)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	476,200,013	271,414,610	333,562,849	488,535,584
Cost of shares redeemed	(388,327,513)	(1,088,245,754)	(32,700,393)	(40,986,674)
Net increase (decrease) in net assets resulting from shareholder transactions	87,872,500	(816,831,144)	300,862,456	447,548,910
Total increase (decrease) in net assets	808,444,740	(1,155,101,192)	448,492,648	392,261,527

NET ASSETS:
Beginning of period	4,871,594,441	6,026,695,633	1,041,297,345	649,035,818
End of period	$5,680,039,181	$4,871,594,441	$1,489,789,993	$1,041,297,345

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	312,655,000	363,155,000	63,000,002	37,600,002
Shares sold	27,450,000	15,600,000	18,250,000	27,850,000
Shares redeemed	(22,900,000)	(66,100,000)	(1,800,000)	(2,450,000)
Shares outstanding, end of period	317,205,000	312,655,000	79,450,002	63,000,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Preferred Securities and Income ETF (FPE)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$15.58	$16.60	$20.45	$19.23	$19.89
Income from investment operations:
Net investment income (loss)	0.99 (a)	1.00 (a)	0.92	0.90	1.00
Net realized and unrealized gain (loss)	2.34	(1.00)	(3.84)	1.24	(0.66)
Total from investment operations	3.33	—	(2.92)	2.14	0.34
Distributions paid to shareholders from:
Net investment income	(0.97)	(0.98)	(0.89)	(0.88)	(0.94)
Return of capital	(0.03)	(0.04)	(0.04)	(0.04)	(0.06)
Total distributions	(1.00)	(1.02)	(0.93)	(0.92)	(1.00)
Net asset value, end of period	$17.91	$15.58	$16.60	$20.45	$19.23
Total return (b)	21.79%	(0.10)%	(14.65)%	11.26%	1.94%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,680,039	$4,871,594	$6,026,696	$7,698,246	$5,422,433
Ratio of total expenses to average net assets	0.84%	0.84%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.76%	6.04%	4.95%	4.54%	5.24%
Portfolio turnover rate (c)	46%	34%	35%	27%	43%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Institutional Preferred Securities and Income ETF (FPEI)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$16.53	$17.26	$20.52	$19.36	$19.85
Income from investment operations:
Net investment income (loss)	1.03 (a)	1.00 (a)	0.88	0.90	1.01
Net realized and unrealized gain (loss)	2.22	(0.72)	(3.22)	1.19	(0.50)
Total from investment operations	3.25	0.28	(2.34)	2.09	0.51
Distributions paid to shareholders from:
Net investment income	(0.99)	(0.96)	(0.87)	(0.88)	(0.97)
Return of capital	(0.04)	(0.05)	(0.05)	(0.05)	(0.03)
Total distributions	(1.03)	(1.01)	(0.92)	(0.93)	(1.00)
Net asset value, end of period	$18.75	$16.53	$17.26	$20.52	$19.36
Total return (b)	20.03%	1.57%	(11.68)%	10.91%	2.76%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,489,790	$1,041,297	$649,036	$492,418	$284,519
Ratio of total expenses to average net assets	0.85%	0.86% (c)	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.69%	5.83%	4.89%	4.60%	5.22%
Portfolio turnover rate (d)	35%	26%	31%	22%	48%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes extraordinary legal fees. If the legal fees expense was not included, the expense ratio would have been 0.85%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on NYSE Arca, Inc.

First Trust Preferred Securities and Income ETF – (ticker “FPE”)
First Trust Institutional Preferred Securities and Income ETF – (ticker “FPEI”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek total return and to provide current income.
Under normal market conditions, FPE seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities.
Under normal market conditions, FPEI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Preferred stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Bonds, notes, capital preferred securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
As of October 1, 2024, the United Kingdom’s Financial Conduct Authority ceased all London Interbank Offered Rates (“LIBOR”) publications. Transitioning to the Secured Overnight Financing Rate (“SOFR”), or any alternative reference rate, may affect the value, liquidity or return on certain investments previously based on LIBOR.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
C. Restricted Securities
Each Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2024, each Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. Each Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
FPE
Dairy Farmers of America, Inc., 7.13%	09/15/16 - 12/08/21	$10,700,000	$96.00	$10,903,500	$10,272,000	0.18%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 03/12/18	13,700,000	102.00	13,718,573	13,974,000	0.25
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15 - 05/08/18	20,360,000	98.84	21,299,927	20,124,309	0.35
				$45,922,000	$44,370,309	0.78%
FPEI
Dairy Farmers of America, Inc., 7.13%	01/21/21 - 12/08/21	1,200,000	96.00	1,222,750	1,152,000	0.08
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18 - 01/16/24	1,131,000	98.84	1,187,971	1,117,907	0.08
				$2,410,721	$2,269,907	0.16%
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$301,130,215	$—	$8,971,630
First Trust Institutional Preferred Securities and Income ETF	70,141,773	—	2,905,829

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2023 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$330,265,462	$—	$13,534,543
First Trust Institutional Preferred Securities and Income ETF	53,643,034	—	3,014,313
As of October 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$—	$(674,921,715)	$(151,037,557)
First Trust Institutional Preferred Securities and Income ETF	—	(29,606,504)	42,724,153
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Preferred Securities and Income ETF	$674,921,715
First Trust Institutional Preferred Securities and Income ETF	29,606,504
During the taxable year ended October 31, 2024, the following Fund utilized capital loss carryforwards in the following amount:

Capital Loss Utilized
First Trust Institutional Preferred Securities and Income ETF	$8,139,285
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Preferred Securities and Income ETF	$(8,212,617)	$8,821,914	$(609,297)
First Trust Institutional Preferred Securities and Income ETF	(51,810)	(6,878)	58,688
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$5,753,108,884	$230,942,497	$(381,980,054)	$(151,037,557)
First Trust Institutional Preferred Securities and Income ETF	1,422,317,339	85,317,439	(42,593,286)	42,724,153
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of each Fund’s assets and will pay Stonebridge for its services as each Fund’s sub-advisor. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of the average daily net assets of the Fund less the amount of Fund Expenses owed by the Sub-Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Stonebridge will be reduced to reflect the reduction in the Advisor’s management fee. First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses.
The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
Prior to November 6, 2023, First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
Effective November 6, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to November 6, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Preferred Securities and Income ETF	$2,469,192,553	$2,402,820,124
First Trust Institutional Preferred Securities and Income ETF	737,862,064	431,166,818
For the fiscal year ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Preferred Securities and Income ETF	$23,370,555	$21,697,086
First Trust Institutional Preferred Securities and Income ETF	—	—
5. Borrowings
Effective February 28, 2024, the Trust, on behalf of First Trust Preferred Securities and Income ETF, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, entered into a new Credit Agreement with BNY as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the credit agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. Prior to February 28, 2024, the Trust, on behalf of First Trust Preferred Securities and Income ETF, along with First Trust Exchange-Traded Fund IV and First Trust Series Fund, had a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Scotia charged a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2024.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2026.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Preferred Securities and Income ETF and First Trust Institutional Preferred Securities and Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Preferred Securities and Income ETF (FPE)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024 (Unaudited)
totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing FPEI’s performance for periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index and information comparing FPE’s performance for periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that FPEI outperformed its Performance Universe median for the one-, three- and five-year periods ended December 31, 2023, underperformed its benchmark index for the one- and five-year periods ended December 31, 2023 and outperformed its benchmark index for the three-year period ended December 31,

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024 (Unaudited)
2023. The Board noted that FPE performed equal to its Performance Universe median and underperformed its blended benchmark index for the one-year period ended December 31, 2023 and outperformed its Performance Universe median and blended benchmark index for the three-, five- and ten-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor bears a combination of fixed and variable costs related to managing the Funds and that the Sub-Advisor would add resources as needed if it experiences significant asset growth. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which has led to access to each of those firms’ research reports, various analysts and investment bankers on new issues, and that the Sub-Advisor never accepts soft-dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund III funds it manages (the “Funds”) in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,055,581. This figure is comprised of $134,419 paid (or to be paid) in fixed compensation and $2,921,162 paid (or to be

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024 (Unaudited)
paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $1,526,406 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,529,175 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Preferred Securities and Income ETF	26.34%
First Trust Institutional Preferred Securities and Income ETF	20.38%
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Preferred Securities and Income ETF	54.98%
First Trust Institutional Preferred Securities and Income ETF	61.47%
A portion of the ordinary dividends (including short-term capital gains) that FPE paid to shareholders during the taxable year ended October 31, 2024, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund III

First Trust Managed Municipal ETF (FMB)

First Trust Managed Municipal ETF (FMB)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Managed Municipal ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 99.8%
	Alabama — 3.8%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$227,329
500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	504,880
7,695,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	7,729,741
10,070,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	10,115,464
2,265,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C (Mandatory put 07/01/31)	5.00%	05/01/55	2,419,316
5,300,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	5,623,813
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser E	5.00%	06/01/26	1,018,888
1,250,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F (Mandatory put 12/01/28)	5.50%	11/01/53	1,328,784
8,600,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser A-1 (Mandatory put 01/01/31)	5.50%	11/01/53	9,407,600
2,250,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser B-1 (Mandatory put 11/01/31)	5.75%	04/01/54	2,503,376
415,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/35	431,875
310,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/38	321,310
400,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/33	393,944
950,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/34	929,335
1,500,000	Homewood AL Eductnl Bldg Auth Rev Stdt Hsg & Parking Proj, Ser C	5.50%	10/01/49	1,588,213
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	455,444
600,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.00%	10/01/39	648,062
1,500,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.25%	10/01/41	1,635,155
1,550,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.25%	10/01/44	1,676,475
4,000,000	Lower AL Gas Dist Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	4,014,833
1,000,000	Midcity Impt Dist AL Spl Assmnt Rev	4.50%	11/01/42	835,155
130,000	Mobile AL Impt Dist Sales Tax Rev Mcgowin Park Proj, Ser A	5.00%	08/01/25	129,617
1,605,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref (a) (b)	4.00%	11/01/32	930,900
1,765,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref (a) (b)	4.00%	11/01/34	1,023,700
8,170,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	8,215,946
4,500,000	SE Energy Auth AL Cmdy Sply Rev Proj #6, Ser B (Mandatory put 06/01/30)	5.00%	01/01/54	4,777,179
1,500,000	SE Energy Auth AL Cmdy Sply Rev Var Proj No 3, Ser A-1 (Mandatory put 12/01/29)	5.50%	01/01/53	1,616,926
1,650,000	Univ of AL at Birmingham Gen Rev Brd of Trustees, Ser B	3.00%	10/01/41	1,406,734
6,000,000	Walker Cnty AL Econ & Indl Dev Auth Sol Wst Disp Rev Var AL Pwr Co Plant Gorgas Proj, AMT (c)	4.10%	08/01/63	6,000,000
				77,909,994
	Alaska — 0.1%
1,880,000	AK St Indl Dev & Export Auth Pwr Rev Ref Snettisham Hydroelectric Proj, AMT	4.00%	01/01/28	1,877,966
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona — 2.2%
$1,345,000	AZ Indl Dev Auth Hosp Rev Phoenix Children’s Hosp, Ser A	5.00%	02/01/35	$1,450,398
2,000,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (d)	5.00%	07/01/49	1,977,502
465,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (d)	4.00%	07/15/30	462,165
925,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (d)	4.00%	07/15/40	842,062
175,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A	5.00%	07/15/39	176,590
450,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Pebble, Ser A (d)	4.00%	07/15/30	445,208
500,000	AZ St Indl Dev Auth Edu Rev Macombs Fac Proj Sustainable Bonds, Ser A	4.00%	07/01/41	469,415
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (d)	5.00%	07/01/37	380,090
450,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (d)	5.00%	07/01/26	453,922
1,030,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser G (d)	5.00%	07/01/37	1,042,911
500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (d)	4.00%	07/15/51	420,868
1,100,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (d)	4.00%	07/15/56	901,816
800,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (d)	4.00%	12/15/51	661,223
325,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	5.00%	11/01/41	353,530
360,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	5.00%	11/01/42	389,908
500,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	5.00%	11/01/43	539,288
415,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Sustainable Bond Equitable Sch Revolving Fund, Ser A	5.00%	11/01/31	440,739
465,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Sustainable Bond Equitable Sch Revolving Fund, Ser A	5.00%	11/01/37	487,490
595,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Sustainable Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/38	596,658
3,800,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Sustainable Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/46	3,622,649
2,000,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj, Ser 2022-2, AMT (Mandatory put 09/01/27)	5.00%	09/01/52	2,048,878
4,000,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Sun Hlth Svcs, Ser A	5.00%	11/15/42	4,000,583
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts AZ Projs, Ser C	5.00%	07/01/25	201,835
830,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/30	837,109
435,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/31	436,664
450,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/32	450,223
985,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/34	975,261
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	504,820
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Sch Proj	4.00%	07/01/34	495,057
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (d)	5.00%	07/01/39	1,014,632
2,100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (d)	5.00%	07/01/49	2,099,970
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (d)	4.00%	07/01/26	199,131
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$1,475,000	Maricopa Cnty AZ Indl Dev Auth Ref Banner Hlth Oblig Grp, Ser A	4.00%	01/01/38	$1,476,578
1,475,000	Maricopa Cnty AZ Spl Hlth Care Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,554,202
175,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Trad Schs Projs, Ser A (d)	4.00%	07/01/26	175,317
3,655,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (d)	5.00%	07/01/35	3,671,216
2,500,000	Phoenix AZ Indl Dev Auth Hotel Rev Sr Falcon Properties LLC Proj, Ser A (d)	4.00%	12/01/41	2,031,165
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/32	311,511
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/33	310,460
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/34	309,359
850,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	874,611
700,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/44	708,794
200,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	203,807
1,000,000	Tempe AZ Indl Dev Auth Rev Ref Friendship Vlg of Tempe Proj, Ser A	4.00%	12/01/38	941,249
2,150,000	Yuma AZ Indl Dev Auth Hosp Rev Ref Yuma Regl Med Ctr, Ser A	5.25%	08/01/49	2,324,993
				44,271,857
	Arkansas — 0.0%
350,000	Univ of Central AR Rev, Ser A, AGM	5.00%	11/01/34	360,436
	California — 6.8%
1,245,000	Burbank CA Wtr & Pwr Elec Rev	5.00%	06/01/43	1,353,610
2,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond Auth Clean Energy Proj Rev Bonds, Ser E (Mandatory put 09/01/32) (e)	5.00%	02/01/55	2,140,257
4,500,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	4,540,781
2,400,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	2,422,341
3,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/29)	5.00%	07/01/53	3,173,348
230,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/33	247,633
150,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/34	153,032
250,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/36	253,360
450,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/32	482,548
600,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C (d)	4.50%	07/01/26	603,001
2,000,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (d)	5.00%	07/01/43	2,015,949
455,000	CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (d)	4.00%	07/01/26	454,835
800,000	CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (d)	5.00%	07/01/32	815,132
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$655,000	CA Sch Fin Auth Sch Fac Rev, Ser A (d)	5.00%	07/01/40	$666,853
225,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	226,617
2,000,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Mead Vly Wellness Vlg Proj, Ser A	5.00%	11/01/44	2,209,423
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	413,460
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	631,573
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (a)	5.38%	07/01/34	445,460
300,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (d)	4.00%	07/01/26	298,410
500,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (d)	5.00%	07/01/38	505,637
1,000,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AGM, COPS	5.25%	11/01/35	1,106,196
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	205,925
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	591,841
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	975,260
2,130,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/39	2,033,850
3,420,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	3,455,597
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	725,526
2,750,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	2,748,559
1,000,000	CA St Muni Fin Auth Stdt Hsg Rev Sustainable Bond Orchard Park Stdt Hsg Proj, BAM	4.00%	05/15/40	1,006,078
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	998,824
2,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, AMT (Mandatory put 02/18/25) (d)	4.05%	07/01/43	1,998,766
5,990,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (d)	5.00%	07/01/37	5,994,817
1,000,000	CA St Pub Wks Brd Lease Rev Various Capital Proj, Ser B	4.00%	05/01/37	1,029,871
4,015,000	CA St Ref, AGM	5.25%	08/01/32	4,584,407
500,000	CA St Ref, Ser C	5.00%	09/01/32	505,497
350,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (d)	5.00%	12/01/30	356,956
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (d)	5.00%	12/01/33	467,125
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (d)	5.00%	11/01/32	515,709
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	102,806
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	200,558
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	387,793
1,500,000	Chino Vly CA Unif Sch Dist Cibs Election of 2016, Ser D	5.00%	08/01/49	1,646,883
300,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/38	329,287
250,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/39	273,780
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Sustainable Bonds, Ser A-2 (d)	4.00%	07/01/56	787,384
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Sustainable Bonds, Ser A-2 (d)	4.00%	07/01/56	818,460
1,000,000	Elk Grove CA Fin Auth Spl Tax Rev Cmnty Facs Dt No 2005-1 Laguna Ridge	5.00%	09/01/44	1,066,711
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$155,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/25	$155,445
165,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/39	163,062
170,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/40	167,957
175,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/41	171,498
1,000,000	Fontana CA Spl Tax Cmnty Facs Dt #109	5.00%	09/01/44	1,063,390
250,000	Fontana CA Spl Tax Spl Tax The Meadows	4.00%	09/01/27	254,546
265,000	Fontana CA Spl Tax Spl Tax The Meadows	4.00%	09/01/28	271,191
280,000	Fontana CA Spl Tax Spl Tax The Meadows	4.00%	09/01/29	287,438
535,000	Fontana CA Spl Tax Spl Tax The Meadows	4.00%	09/01/36	539,057
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,380,556
2,000,000	Irvine CA Facs Fing Auth Lease Rev Gateway Preserve Land Acq Proj, Ser A	5.25%	05/01/43	2,048,237
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	188,115
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	391,577
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	133,473
1,000,000	Kern CA Cmnty Clg Dist, Ser D	5.25%	08/01/40	1,142,359
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	840,616
1,045,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/49	964,542
2,620,000	Long Beach CA Unif Sch Dist Ref	4.00%	08/01/31	2,664,989
190,000	Los Angeles CA Dept of Arpts Arpt Rev Prerefunded Subord Ref, Ser D, AMT (Pre-refunded maturity 11/15/31)	5.00%	05/15/33	209,158
2,500,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Priv Activity, Ser A, AMT	5.00%	05/15/35	2,669,138
4,000,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Priv Activity, Ser A, AMT	5.00%	05/15/39	4,219,588
1,340,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Priv Activity, Ser H, AMT	5.00%	05/15/41	1,420,954
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Sustainable Bond Priv Activity, Ser G, AMT	5.00%	05/15/34	1,628,809
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Sustainable Bond Priv Activity, Ser G, AMT	5.50%	05/15/35	1,677,712
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	406,976
2,000,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Los Angeles Intl Arpt, Ser F, AMT	5.00%	05/15/36	2,092,441
2,000,000	Los Angeles CA Dept of Arpts Arpt Rev Sustainable Bond Ref Subord Priv Activity, Ser A, AMT	5.25%	05/15/42	2,179,111
3,645,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/31	3,957,364
3,000,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/36	3,207,248
1,000,000	Madera CA Unif Sch Dist Ref 2018 Sch Fac Proj, AGM, COPS	5.00%	09/01/42	1,107,298
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	103,904
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	330,599
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	184,240
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	$157,740
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	152,360
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	173,062
2,350,000	Met Wtr Dist of Sthrn CA Wtrwks Rev, Ser A	5.00%	04/01/48	2,574,111
110,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/26	113,781
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	4.00%	09/01/50	177,382
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003- 1, Ser A	5.00%	09/01/43	509,978
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	493,825
215,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/27	217,862
225,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/28	228,554
315,000	Riverside CA Unif Sch Dist Impt Area No 2	5.00%	09/01/39	335,668
480,000	Riverside CA Unif Sch Dist Impt Area No 2	5.00%	09/01/44	504,251
110,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/30	115,768
100,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/31	104,977
350,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/37	345,242
640,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/46	585,670
205,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/32	206,523
310,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/41	296,908
520,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/46	479,898
710,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/51	636,292
260,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/30	266,201
220,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/31	224,487
315,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/32	320,659
515,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/33	522,534
615,000	Sacramento CA Spl Tax Greenbriar Cmnty Facs Dist #2018-03 Impt Area #1	4.00%	09/01/35	619,256
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	527,648
1,435,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Sr Priv Activity, Ser B, AMT	5.25%	07/01/35	1,592,151
2,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/46	2,081,327
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser A, AMT	5.00%	05/01/34	1,070,018
7,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/39	7,272,211
2,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser E, AMT	5.00%	05/01/40	2,072,157
700,000	San Francisco CA City & Cnty Dev Spl Tax Dist No Mission Rock Fac and Svcs, Ser A (d)	4.00%	09/01/41	665,617
185,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/29	187,440
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$145,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/30	$146,551
335,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/31	337,443
245,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/32	246,200
300,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/33	300,638
525,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/42	496,026
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	288,636
800,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/36	799,007
2,110,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/40	2,391,479
1,665,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/41	1,875,531
1,000,000	Santa Margarita CA Wtr Dist Spl Tax Ref, Ser A, BAM	5.00%	09/01/43	1,067,291
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	100,520
1,000,000	Tobacco Securitization Auth Nthrn CA Tobacco Stlmt Rev Ref Sr Bonds Sacramento Co Tobacco Secur Corp Class 1, Ser A	4.00%	06/01/37	1,007,688
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp, Class 1, Ser A	5.00%	06/01/34	1,073,510
1,500,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp, Class 1, Ser A	5.00%	06/01/35	1,608,236
865,000	Tustin CA Cmnty Fac Dist Spl Tax Ref #06-1 Legacy Columbus Vlgs, Ser A	5.00%	09/01/35	874,346
300,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/35	305,308
1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	1,086,497
				137,026,779
	Colorado — 6.6%
5,000,000	Adams & Weld Cntys Co Sch Dist #27J Brighton	5.00%	12/01/40	5,062,623
1,125,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	1,003,738
1,000,000	Bennett Ranch Met Dist #1 Co, Ser A (a)	5.00%	12/01/51	897,006
1,340,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/50	1,308,092
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	463,239
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	259,765
150,000	Canyons Met Dist #5 CO Ref, Ser A, BAM	5.00%	12/01/44	160,681
750,000	Cascade Ridge Met Dist CO	5.00%	12/01/51	654,766
1,010,000	Cathedral Pines CO Met Dist Ref	5.00%	12/01/37	1,018,928
880,000	Centrl Weld Cnty CO Wtr Dist Rev, AGM	4.00%	12/01/38	889,548
100,000	CO Eductnl & Cultural Auth Rev Ref W Ridge Acdmy Chrt Sch Proj, Ser A	5.00%	06/01/49	100,006
495,000	CO Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	503,698
450,000	CO Springs CO Sch Dist #11, BAM, COPS	5.00%	12/15/41	490,804
500,000	CO Springs CO Sch Dist #11, BAM, COPS	5.00%	12/15/42	543,140
1,000,000	CO Springs CO Sch Dist #11, BAM, COPS	5.25%	12/15/48	1,091,077
1,920,000	CO St Eductnl & Cultural Facs Auth Rev Chrt Sch Loveland Classical Schs Proj (d)	5.00%	07/01/36	1,936,819
660,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (d)	5.00%	12/15/28	666,331
2,245,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (d)	5.00%	12/15/35	2,255,821
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$4,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (d)	5.00%	12/15/45	$3,996,657
4,215,000	CO St Hlth Facs Auth Rev Ref Adventhealth Oblig, Ser A	4.00%	11/15/38	4,233,012
1,245,000	CO St Hlth Facs Auth Rev Ref Christian Living Neighborhoods Proj	5.00%	01/01/31	1,256,861
505,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A	5.00%	12/01/39	555,756
250,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	264,372
4,630,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/39	4,537,257
1,500,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	1,590,241
3,025,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	3,114,534
1,750,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	4.00%	08/01/49	1,606,717
300,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	300,911
350,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	353,345
1,580,000	CO St Hlth Facs Auth Rev Ref Intermountain Hlth, Ser A	5.00%	05/15/44	1,689,141
1,800,000	CO St Hlth Facs Auth Rev Ref Intermountain Hlth, Ser A	5.00%	05/15/45	1,920,598
7,580,000	CO St Hlth Facs Auth Rev Ref Scl Hlth Sys, Ser B	4.00%	01/01/40	7,584,043
625,000	CO St Hlth Facs Auth Rev Sr Living Ralston Creek Arvada Proj, Ser A (a) (b)	5.25%	11/01/32	400,000
5,000,000	CO St Hlth Facs Auth Rev Var Intermountain Hlth, Ser E (c)	4.00%	05/15/64	5,000,000
500,000	CO St Hlth Sciences Fac, Ser A, COPS	5.00%	11/01/44	545,378
1,000,000	CO St Hlth Sciences Fac, Ser A, COPS	5.00%	11/01/49	1,081,870
2,500,000	CO St, Ser A, COPS	5.00%	12/15/34	2,772,613
1,085,000	CO St, Ser A, COPS	4.00%	12/15/37	1,103,590
180,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/32	186,891
325,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/33	335,171
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/34	512,454
330,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/35	336,053
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/36	506,817
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/32	5,215,882
5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/34	5,194,622
750,000	Denver City & Cnty CO Arpt Rev Ref Subord, Ser B, AMT	5.25%	11/15/36	829,359
500,000	Denver City & Cnty CO Arpt Rev Ref Subord, Ser B, AMT	5.50%	11/15/41	557,769
900,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.50%	11/15/33	1,018,462
1,300,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/41	1,462,071
4,465,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/41	4,682,812
1,500,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.50%	11/15/42	1,651,051
2,000,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/47	2,075,076
3,190,000	Denver City & Cnty CO Sch Dist #1 Ref, Ser B	3.50%	12/01/28	3,190,388
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	616,705
1,790,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	1,832,867
3,750,000	E-470 CO Pub Hwy Auth Sr Ref, Ser A	5.00%	09/01/40	4,187,112
2,000,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (d)	5.00%	12/01/51	1,845,446
525,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/37	532,322
375,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	5.00%	12/01/33	408,945
225,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/38	226,832
1,000,000	Jefferson Ctr CO Met Dist #1 Spl Rev, Ser A-2	4.38%	12/01/47	919,799
2,250,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/39	2,235,332
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,000,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/49	$968,007
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	99,961
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	173,863
2,260,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/39	2,254,710
1,170,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/49	1,170,627
1,700,000	Nexus N at Dia Met Dist CO	5.00%	12/01/51	1,507,924
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	151,965
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	151,567
155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	156,439
2,950,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/34	2,994,587
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	30,028
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	443,671
1,300,000	Park Creek Met Dist CO Ltd Property Tax Supported Rev Sr, Ser A, AGM	5.00%	12/01/43	1,381,225
1,150,000	Peak Met Dist #1 CO, Ser A (d)	5.00%	12/01/51	993,524
920,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/40	900,173
1,195,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	1,108,496
500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (d)	4.13%	12/15/27	502,035
2,500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (d)	5.00%	12/15/41	2,510,179
700,000	Prairie Ctr Met Dist #7 CO	4.88%	12/15/44	625,893
500,000	Ravenna CO Met Dist Ref, AGM	5.00%	12/01/38	533,932
1,000,000	Sagebrush Farm Met Dist #1 CO Sr Bonds, Ser A	6.38%	12/01/42	1,060,051
250,000	Sand Creek CO Met Dist, AGM	5.00%	12/01/36	274,274
300,000	Sand Creek CO Met Dist, AGM	5.00%	12/01/37	328,154
300,000	Sand Creek CO Met Dist, AGM	5.00%	12/01/38	327,085
1,650,000	Silverthorne CO, COPS	5.00%	12/01/44	1,796,403
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	182,311
1,000,000	Sterling Ranch Cmnty Auth Brd CO Spl Assmnt Rev Spl Impt Dist No 1	5.63%	12/01/43	1,029,607
1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	1,909,653
500,000	Telluride CO, COPS	5.00%	12/01/43	538,378
825,000	Third Creek Met Dist #1 CO Sr Bonds, Ser A-1	4.50%	12/01/37	726,922
825,000	Third Creek Met Dist #1 CO Sr Bonds, Ser A-1	4.50%	12/01/42	686,664
1,400,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	1,406,805
625,000	Trails at Crowfoot Met Dist #3 Co Ref, Ser A, AGC	5.00%	12/01/39	679,416
1,500,000	Westerly Met Dist #4 CO Sr, Ser A	5.00%	12/01/50	1,307,512
				134,685,257
	Connecticut — 2.6%
2,000,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/40	2,002,578
445,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	5.00%	07/01/34	473,799
4,700,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	4.00%	07/01/37	4,734,040
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,018,530
5,130,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/42	5,072,306
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,032,778
200,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	4.00%	07/01/33	200,665
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut (Continued)
$1,765,000	CT St Muni Elec Energy Coop Pwr Sply Sys Rev Ref, Ser A	5.00%	01/01/38	$1,945,740
5,490,000	CT St Spl Tax Oblig Rev, Ser A	5.00%	05/01/41	5,912,111
1,680,000	CT St Spl Tax Oblig Rev, Ser A	5.25%	07/01/43	1,891,343
1,445,000	CT St, Ser A	5.00%	04/15/29	1,517,108
5,000,000	CT St, Ser A	4.00%	01/15/37	5,084,528
5,145,000	CT St, Ser A	4.00%	04/15/37	5,175,300
5,695,000	CT St, Ser A	4.00%	01/15/38	5,779,169
4,000,000	CT St, Ser B	5.00%	06/15/25	4,043,003
625,000	Hamden CT, BAM	6.00%	08/15/33	684,941
500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (d)	5.00%	04/01/39	503,946
1,500,000	Univ of CT CT, Ser A	5.00%	11/01/36	1,584,424
4,000,000	Univ of CT CT, Ser A	5.00%	02/15/39	4,304,908
				52,961,217
	Delaware — 0.6%
3,025,000	DE St Econ Dev Auth Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc, Ser B	5.00%	11/15/43	3,128,385
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	331,390
4,335,000	DE St Hlth Facs Auth Rev Ref Christiana Hlth Care Sys Oblig Grp, Ser A	5.00%	10/01/35	4,644,667
3,000,000	DE St Hlth Facs Auth Rev Ref Christiana Hlth Care Sys Oblig Grp, Ser A	5.00%	10/01/38	3,183,634
1,619,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (d)	5.00%	07/01/28	1,633,344
				12,921,420
	District of Columbia — 0.7%
2,500,000	Dist of Columbia, Ser D	5.00%	06/01/42	2,573,792
2,000,000	Met WA DC Arpts Auth Arpt Sys Rev Ref Arpt Sys Rev, Ser A, AMT	5.00%	10/01/32	2,107,737
3,175,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/33	3,367,736
700,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/42	754,358
1,850,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/45	1,990,881
1,750,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/46	1,878,540
1,000,000	Met WA DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.25%	10/01/49	1,063,713
				13,736,757
	Florida — 7.2%
130,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	2.88%	05/01/25	128,914
1,000,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	3.63%	05/01/40	845,179
545,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/40	503,138
2,945,000	Alachua Cnty FL Hlth Facs Auth Ref Shands Teaching Hosp & Clinics Inc, Ser B-1	5.00%	12/01/37	3,100,129
1,665,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Phase 4 Master Impt Proj (d)	4.50%	05/01/33	1,681,861
1,000,000	Beach Cmnty Dev Dist FL Capital Impt Rev Ref, AGM	5.25%	05/01/44	1,063,382
955,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/41	815,387
1,250,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	1,045,002
100,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	100,056
2,725,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/38	2,828,351
1,450,000	Broward Cnty FL Convention Ctr Hotel Rev First Tier	5.00%	01/01/32	1,621,280
1,000,000	Buckhead Trails CDD FL Spl Assmnt	5.60%	05/01/44	1,007,377
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,500,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj (d)	5.00%	10/01/34	$1,519,883
1,670,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	1,682,382
500,000	Collier Cnty FL Indl Dev Auth NCH Hlthcare Sys Projs, Ser A, AGM	5.00%	10/01/40	549,263
800,000	Collier Cnty FL Indl Dev Auth NCH Hlthcare Sys Projs, Ser A, AGM	5.00%	10/01/42	870,958
310,000	Creekview CDD FL Spl Assmnt Rev Phase I Proj	3.88%	05/01/27	308,204
1,000,000	Cross Creek N CDD FL Spl Assmnt, Ser 2022	4.50%	05/01/52	931,082
930,000	Cypress Mill CDD FL Spl Assmnt CDD Assmnt Area Two Proj	4.00%	06/15/40	850,746
215,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	2.50%	05/01/26	209,953
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	835,634
85,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	2.50%	05/01/26	82,848
840,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (d)	5.00%	11/01/29	855,490
1,780,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (d)	5.50%	11/01/39	1,835,394
800,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	3.40%	11/01/41	652,093
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	1,035,990
1,060,000	FL Dev Fin Corp Hlthcare Facs Rev Tampa General Hosp Proj, Ser A	5.00%	08/01/42	1,124,868
200,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/26	199,076
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/29	156,179
310,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/35	301,654
450,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/45	402,245
1,000,000	FL St Dev Fin Corp Ref Brightline FL Passenger Rail Proj, AGM, AMT	5.00%	07/01/44	1,038,264
2,500,000	FL St Dev Fin Corp Ref Brightline FL Passenger Rail Proj, AGM, AMT	5.25%	07/01/47	2,625,347
1,000,000	Fort Pierce FL Utils Auth Ref, Ser A, AGM	5.00%	10/01/35	1,097,907
2,000,000	Halifax FL Hosp Med Ctr Ref	5.00%	06/01/36	2,020,668
50,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	50,087
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	367,514
1,500,000	Hillsborough Cnty FL Indl Dev Auth Hlth Sys Rev Ref Baycare Hlth Sys, Ser C	5.00%	11/15/43	1,640,637
2,000,000	Hillsborough Cnty FL Indl Dev Auth Hlth Sys Rev Ref Baycare Hlth Sys, Ser C	5.25%	11/15/49	2,196,554
2,710,000	Hyde Park CDD #1 FL Spl Assmntn	4.00%	05/01/42	2,415,482
1,825,000	JEA FL Elec Sys Rev Ref Sub, Ser III B	5.00%	10/01/31	1,906,840
1,000,000	Lakeland FL Energy Sys Rev Ref	5.00%	10/01/42	1,084,399
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth (Pre-refunded maturity 11/15/24)	5.00%	11/15/33	1,230,679
2,000,000	Lakeland FL Hosp Sys Rev Ref Lakeland Regl Hlth Sys	5.00%	11/15/42	2,178,920
1,000,000	Lakeland FL Hosp Sys Rev Ref Lakeland Regl Hlth Sys	5.00%	11/15/43	1,084,067
1,500,000	Lakewood Ranch FL Stewardship Dist Util Rev Sys Acq Proj, AGM	5.25%	10/01/48	1,606,616
1,500,000	Lee Cnty FL Arpt Rev, AMT	5.25%	10/01/41	1,642,392
1,500,000	Lee Cnty FL Arpt Rev, AMT	5.25%	10/01/42	1,635,359
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,000,000	Lee Cnty FL Arpt Rev, AMT	5.25%	10/01/44	$1,082,259
3,500,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point, Ser C	5.00%	11/15/44	3,692,140
4,225,000	Lee Cnty FL Indl Dev Auth Hosp Rev Exchange Ref Lee Hlth Sys, Ser 2019 A-1	5.00%	04/01/44	4,345,117
300,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/40	321,419
1,250,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/41	1,331,386
1,085,000	Liberty Cove CDD FL Spl Assmnt Rev Assmnt Area One Proj	5.38%	05/01/44	1,076,850
1,265,000	Miami FL Spl Oblg Ref Street & Sidewalk Impt Prog, Ser A, AGM (d)	5.00%	01/01/35	1,322,769
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	279,430
2,000,000	Miami World Ctr CDD FL Spl Assmnt	5.13%	11/01/39	2,040,411
3,000,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/35	3,225,744
1,000,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A	4.00%	10/01/36	1,005,386
2,575,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	2,591,198
2,625,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser B, AMT	5.00%	10/01/40	2,666,600
1,650,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ of Miami, Ser A (e)	5.25%	04/01/47	1,800,174
1,155,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ of Miami, Ser A (e)	5.25%	04/01/48	1,259,844
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/25	444,975
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/32	561,095
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/37	1,223,125
2,000,000	Miami-Dade Cnty FL Indl Dev Auth Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj Remk, Ser A, AMT (Mandatory put 07/01/25)	4.50%	11/01/33	2,001,505
2,000,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.00%	10/01/42	2,125,960
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,105,592
715,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	711,190
1,375,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	1,341,092
1,500,000	N River Ranch CDD FL Capital Impt Rev Phase 1 Proj, Ser A-1	4.25%	05/01/51	1,302,090
780,000	N Sumter Cnty FL Util Dependent Dist Util Rev Sumter Wtr Conservation Auth Proj, AGM	4.00%	10/01/41	784,613
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	359,555
145,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/36	160,548
500,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/37	551,159
1,500,000	Orange Cnty FL Hlth Facs Auth Rev Orlando Hlth Oblig Grp, Ser A	5.00%	10/01/41	1,627,322
685,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/33	750,370
1,880,000	Pasco Cnty FL Sch Brd, Ser C, AGM, COPS	5.00%	08/01/34	2,050,506
4,250,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (f)	5.88%	01/01/33	3,797,690
605,000	Pompano Beach FL Rev John Knox Vlg Proj, Ser A	4.00%	09/01/41	566,808
2,150,000	Putnam Cnty FL Dev Auth Ref Seminole Proj, Ser A	5.00%	03/15/42	2,209,889
815,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.50%	05/01/40	806,866
500,000	Ridge at Apopka CDD FL Spl Assmnt, Ser 22	5.38%	05/01/42	515,073
215,000	Rivington CDD FL Spl Assmnt Rev 2022 Assmnt Area	3.25%	05/01/27	210,669
105,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	2.88%	05/01/25	104,291
2,000,000	S Broward FL Hosp Dist Ref	4.00%	05/01/33	2,014,502
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$205,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/31	$196,151
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	460,503
1,175,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	1,018,788
1,500,000	Saint Johns Cnty FL Sch Brd, Ser A, AGM, COPS	5.25%	07/01/46	1,642,874
335,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (d)	4.13%	06/15/39	309,757
500,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.50%	05/01/31	498,273
1,745,000	Sarasota Natl FL CDD Spl Assmnt Ref	4.00%	05/01/39	1,743,095
1,615,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.13%	05/01/41	1,428,028
3,635,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	3,077,023
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (d)	5.00%	03/01/30	2,252,334
105,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (d)	4.00%	11/01/24	105,000
2,730,000	Stoneybrook FL S CDD Spl Assmnt Rev Assmnt Area Two A Proj	5.13%	11/01/34	2,900,439
1,250,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	4.00%	05/01/50	1,041,336
120,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/31	129,546
200,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/32	214,823
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/33	267,053
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/34	266,406
400,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/38	391,590
300,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/39	293,195
230,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/34	245,473
620,000	Tern Bay CDD FL Spl Assmnt	3.13%	06/15/27	603,594
2,850,000	Tern Bay CDD FL Spl Assmnt	4.00%	06/15/42	2,565,465
870,000	The Heights CDD FL Spl Assmnt Rev CDD	4.00%	01/01/28	868,419
45,000	Timber Creek CDD FL Spl Assmnt Rev (d)	4.13%	11/01/24	45,000
775,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AGM	3.00%	05/01/26	767,789
825,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AGM	3.00%	05/01/28	820,797
635,000	Trout Creek CDD FL Capital Impt Rev	4.00%	05/01/40	579,770
750,000	Two Lakes CDD FL Spl Assmnt (e)	5.00%	05/01/44	780,660
750,000	Two Rivers W CDD FL Spl Assmnt Proj, Ser 2024 (d)	5.63%	05/01/44	755,007
1,750,000	Veranda CDD II FL Spl Assmnt Rev Ref Assmt Area 3 Preserve E Proj	5.13%	05/01/44	1,780,991
1,000,000	Villamar CDD FL Spl Assmnt Area Six Proj	5.50%	05/01/44	1,026,878
70,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	70,114
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/36	502,958
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/37	501,516
850,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.25%	06/01/41	894,671
1,315,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.25%	06/01/42	1,379,422
835,000	Westside FL CDD Spl Assmnt Rev Ref (d)	4.10%	05/01/37	792,670
1,265,000	Westview S CDD FL Spl Assmnt Area One 2023 Proj Area	5.38%	05/01/43	1,289,656
775,000	Yarborough Lane CDD FL Spl Assmnt Proj, Ser 2024	5.35%	05/01/44	772,497
				145,612,503
	Georgia — 3.9%
8,980,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/37	8,970,923
1,000,000	Atlanta GA Arpt Rev Ref, Ser C, AMT	4.00%	07/01/39	987,267
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$3,000,000	Atlanta GA Arpt Rev, Ser A	5.00%	07/01/42	$3,262,037
650,000	Atlanta GA Tax Allocation Ref Eastside Proj (Pre-refunded maturity 01/01/26)	5.00%	01/01/30	665,058
3,500,000	Bartow Cnty GA Dev Auth Var Ref GA Pwr Co Plt Bowen Proj Remk, First Ser (Mandatory put 03/08/28)	3.95%	12/01/32	3,592,736
1,300,000	Brookhaven Dev Auth GA Children’s Hlthcare of Atlanta, Ser A	5.00%	07/01/35	1,390,521
2,000,000	Burke Cnty GA Dev Auth Poll Control Rev Adjustable GA Pwr Co Plant Vogtle Proj Remk (c)	4.10%	11/01/52	2,000,000
1,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk, 2nd Ser (Mandatory put 03/12/27)	3.38%	11/01/48	1,003,675
875,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk, 5th Ser (Mandatory put 06/13/28)	3.70%	10/01/32	891,957
4,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (c)	4.15%	11/01/52	4,000,000
600,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/31	663,514
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/36	278,411
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/37	277,535
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/38	276,655
625,000	De Kalb GA Priv Hosp Auth Children’s Hlthcare of Atlanta, Ser B	4.00%	07/01/37	632,144
350,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/35	355,415
400,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/36	404,595
2,775,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	2,816,922
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	796,541
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	943,172
2,525,000	GA St Hsg & Fin Auth Rev Sf Mtge, Ser C	3.25%	12/01/33	2,385,887
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	40,921
250,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/36	249,058
1,000,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/54	891,177
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/27	1,030,971
3,625,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/27)	4.00%	07/01/52	3,668,333
14,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	14,665,101
2,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 06/01/30)	5.00%	06/01/53	2,657,429
3,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/31)	5.00%	05/01/54	3,200,750
2,795,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B (Mandatory put 03/01/30)	5.00%	07/01/53	2,963,705
1,700,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B (Mandatory put 03/01/32)	5.00%	12/01/54	1,821,188
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$2,265,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	$2,415,774
2,500,000	Monroe Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Scherer Proj 2nd Ser Remk (Mandatory put 03/06/26)	3.88%	12/01/41	2,519,821
600,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj J Bonds, Ser A, AGM	5.00%	07/01/38	655,990
320,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3&4 Proj J, Ser A, AGM	4.00%	01/01/40	318,776
800,000	Muni Elec Auth of GA Ref Proj One Subord Bonds, Ser A	5.00%	01/01/42	865,234
750,000	Muni Elec Auth of GA Ref Proj One Subord Bonds, Ser A	5.00%	01/01/43	807,990
1,815,000	Muni Elec Auth of GA Ref Proj One Subord Bonds, Ser A, BAM	5.00%	01/01/45	1,911,601
1,750,000	Muni Elec Auth of GA Ref Proj One Subord Bonds, Ser A	5.25%	01/01/49	1,892,842
275,000	Priv Clgs & Univs Auth GA Ref Mercer Univ Proj	5.00%	10/01/29	296,174
				79,467,800
	Guam — 0.1%
1,000,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	1,025,438
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	308,089
				1,333,527
	Hawaii — 0.4%
3,460,000	HI St Arpts Sys Rev, Ser A, AMT	5.00%	07/01/43	3,532,424
455,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref First Bond Resolution, Ser B	5.00%	07/01/40	483,163
2,000,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sustainable Bonds Sr First Bond Resolution, Ser A	5.00%	07/01/49	2,175,884
2,000,000	Honolulu City & Cnty HI Wstwtr Sys Rev Sustainable Bonds Sr First Bond Resolution, Ser A	5.25%	07/01/54	2,200,603
				8,392,074
	Idaho — 0.4%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/25	1,001,934
1,265,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/30	1,274,093
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	1,000,155
2,000,000	ID St Hlth Facs Auth Rev Ref St Luke’s Hlth Sys Proj, Ser A	5.00%	03/01/34	2,098,168
2,000,000	ID St Hsg & Fin Assn Sales Tax Rev Transprtn Expansion & Congestion Mitigation Fund, Ser A	5.00%	08/15/48	2,168,649
				7,542,999
	Illinois — 4.4%
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,051,226
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,049,066
1,210,000	Bolingbrook IL Ref, Ser A	4.00%	01/01/35	1,115,936
1,000,000	Chicago IL Brd of Edu Dedicated Capital Impt Tax	5.25%	04/01/36	1,098,723
1,250,000	Chicago IL Brd of Edu Dedicated Capital Impt Tax	5.25%	04/01/37	1,368,121
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	509,437
3,435,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/30	3,583,285
500,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/37	537,842
500,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/38	534,967
2,600,000	Chicago IL Chicago Wks, Ser A	5.00%	01/01/35	2,763,497
2,000,000	Chicago IL Chicago Wks, Ser A	5.50%	01/01/41	2,097,503
560,000	Chicago IL ETM, Ser A	5.00%	01/01/27	585,175
200,000	Chicago IL Midway Arpt Rev Sr Lien Ref, Ser A, AMT, BAM	5.50%	01/01/37	225,046
500,000	Chicago IL Midway Arpt Rev Sr Lien Ref, Ser A, AMT, BAM	5.75%	01/01/42	559,265
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$305,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	$309,232
325,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien O’Hare Intl Arpt, Ser C, AMT	5.00%	01/01/34	343,887
3,320,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/36	3,425,267
2,100,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	2,166,901
1,500,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser A, AMT	5.00%	01/01/33	1,502,813
1,455,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser C, AMT	5.00%	01/01/39	1,550,917
1,250,000	Chicago IL O’Hare Intl Arpt Rev Ref, Ser C, AMT	5.25%	01/01/41	1,371,054
2,675,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/31	2,680,017
1,350,000	Chicago IL Park Dist Ref, Ser A, BAM	4.00%	01/01/32	1,373,576
2,155,000	Chicago IL Park Dist Ref, Ser A, BAM	4.00%	01/01/37	2,165,118
450,000	Chicago IL Ref 2003B Remk	5.25%	01/01/29	450,752
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	519,729
125,000	Chicago IL Ref, Ser C, CABS	(g)	01/01/25	124,130
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	501,113
645,000	Chicago IL Ref, Ser C	5.00%	01/01/26	656,245
1,500,000	Chicago IL Unrefunded, Ser A	5.00%	01/01/27	1,549,109
1,000,000	Cook Cnty IL Sch Dist #81 Schiller Park, BAM	3.00%	12/01/35	910,959
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	505,808
125,000	IL St	5.00%	06/01/27	128,192
325,000	IL St Fin Auth Acad Facs Lease Rev Univ of IL at Urbana Champaign Proj, Ser A	5.00%	10/01/33	344,686
850,000	IL St Fin Auth Acad Facs Lease Rev Univ of IL at Urbana Champaign Proj, Ser A	5.00%	10/01/34	897,368
970,000	IL St Fin Auth Acad Facs Lease Rev Univ of IL at Urbana Champaign Proj, Ser A	5.00%	10/01/35	1,021,770
300,000	IL St Fin Auth Acad Facs Lease Rev Univ of IL at Urbana Champaign Proj, Ser A	5.00%	10/01/36	315,367
500,000	IL St Fin Auth Rev Loc Govt Prog E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	529,141
845,000	IL St Fin Auth Rev Ref Mercy Hlth Sys Oblig Grp	5.00%	12/01/33	861,823
35,000	IL St Fin Auth Rev Ref Presbyterian Homes Oblig Grp, Ser A	5.00%	11/01/24	35,000
4,350,000	IL St Fin Auth Rev Township High Sch Dist #207 Proj	4.00%	12/01/38	4,406,215
500,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	512,344
95,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/31	97,251
465,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	475,156
2,170,000	IL St Hsg Dev Auth Mf Hsg Rev Var S Shore HHDC (Mandatory put 02/01/26)	5.00%	02/01/27	2,210,133
3,175,000	IL St Sales Tax Rev Junior Oblig, Ser A, BAM	3.00%	06/15/34	2,927,732
500,000	IL St Toll Hwy Auth Ref Sr, Ser A	5.00%	01/01/38	563,551
1,500,000	IL St, Ser A	5.00%	12/01/26	1,552,968
2,500,000	IL St, Ser A	5.50%	03/01/42	2,733,515
2,000,000	IL St, Ser B	4.00%	12/01/37	1,980,317
750,000	IL St, Ser B	5.25%	05/01/38	818,756
1,000,000	IL St, Ser B	5.25%	05/01/39	1,087,057
1,000,000	IL St, Ser B	5.25%	05/01/45	1,080,132
4,500,000	IL St, Ser C	5.00%	11/01/29	4,708,095
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$1,005,000	IL St, Ser D	5.00%	11/01/24	$1,005,000
325,000	IL St, Ser D	5.00%	11/01/26	336,008
3,460,000	Kane Cook & DuPage Cntys IL Cmnty Clg Dist #509	4.00%	12/15/40	3,434,372
1,500,000	Lincolnwood IL Tax Incr Allocation Rev Nts Dist 1860 Dev Proj, Ser A, COPS (d)	4.82%	01/01/41	1,439,004
1,175,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AGM	5.50%	02/01/39	1,273,919
700,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AGM	5.50%	02/01/40	755,916
3,635,000	Morton Grove Niles Wtr Commn IL Wtr, Ser A	5.00%	12/01/41	3,785,285
1,140,000	Moultrie Shelby & Coles Cntys IL Cmnty Unit Sch Dist #300, BAM	5.00%	12/01/43	1,189,194
875,000	Moultrie Shelby & Coles Cntys IL Cmnty Unit Sch Dist #300, BAM	5.00%	12/01/44	911,269
405,000	Peoria IL Ref, Ser C, AGM	4.00%	01/01/33	415,326
1,000,000	Piatt Champaign & DeWitt Cntys IL Cmnty Unit Sch Dist # 25 Ref, Ser B, BAM	5.00%	11/01/33	1,040,226
645,000	Rockford IL Ref Wtrwks Sys, Ser B, BAM	5.00%	12/15/26	672,436
125,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/25	125,358
950,000	Sales Tax Securitization Corp IL Ref, Ser C	5.50%	01/01/36	1,022,573
1,025,000	Sales Tax Securitization Corp IL Ref, Ser C	5.25%	01/01/43	1,074,305
885,000	Skokie IL Park Dist, Ser A	5.00%	12/01/34	965,482
510,000	Skokie IL Park Dist, Ser A	5.00%	12/01/35	556,764
630,000	Will Cnty IL Forest Preserve Dist (e)	5.00%	12/15/41	689,169
				89,163,891
	Indiana — 2.2%
2,270,000	Avon IN Cmnty Sch Bldg Corp	5.00%	01/15/41	2,435,508
3,080,000	Borden Henryville Multi Sch Bldg Corp IN	5.00%	07/15/39	3,328,076
2,000,000	Brownsburg IN 1999 Sch Bldg Corp First Mtge (e)	5.00%	07/15/42	2,148,628
2,000,000	Carmel IN Redev Auth	3.00%	07/15/40	1,738,942
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (d)	5.30%	01/01/32	229,911
750,000	Franklin Twp IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/40	833,149
1,000,000	Franklin Twp IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/41	1,102,034
1,010,000	Franklin Twp IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/42	1,106,590
1,210,000	Franklin Twp IN Multi Sch Bldg Corp First Mtge	5.00%	07/15/43	1,318,243
3,000,000	IN Fin Auth Midwestern Disaster Relief Rev OH Vly Elec Corp Proj Remk, Ser A	4.25%	11/01/30	3,078,449
1,500,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	1,511,414
1,555,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.00%	03/01/31	1,649,301
1,000,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.50%	03/01/39	1,087,696
2,000,000	IN St Fin Auth Hlth Sys Rev IN Univ Hlth, Ser A	5.00%	10/01/43	2,158,951
430,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	411,364
1,330,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	1,274,641
1,000,000	IN St Fin Auth Hosp Rev Reid Hlth, AGM	5.00%	01/01/40	1,064,979
500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	510,888
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	283,312
2,800,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/42	2,848,597
2,000,000	IPS Multi Sch Bldg Corp IN Ref Sustainable Bond First Mortgage	5.00%	07/15/43	2,160,429
2,000,000	IPS Multi Sch Bldg Corp IN Ref Sustainable Bond First Mortgage	5.00%	07/15/44	2,153,522
1,080,000	Msd Warren Twp IN Vision 2005 Sch Bldg Corp Rev	3.00%	07/10/35	988,614
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$2,420,000	Noblesville IN Cmnty Dev Corp LSE Rent Rev Event Ctr Proj, Ser B, AGM	5.00%	08/01/40	$2,616,401
1,000,000	Penn IN High Sch Bldg Corp 1st Mtge Bonds, Ser A	5.00%	07/15/42	1,070,400
1,500,000	Sunman Dearborn IN High Sch Bldg Corp First Mtge	5.00%	07/15/41	1,621,158
2,000,000	Sunman Dearborn IN High Sch Bldg Corp First Mtge	5.00%	07/15/42	2,153,125
1,500,000	Whiting IN Envrnmntl Facs Rev Ref BP Products N America Inc Proj, Ser A, AMT (Mandatory put 06/05/26)	5.00%	12/01/44	1,528,239
				44,412,561
	Iowa — 0.5%
720,000	Altoona IA, Ser A, BAM, COPS	5.00%	06/01/34	760,138
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,396,323
2,000,000	Dallas Ctr IA Grimes Cmnty Sch Dist	3.00%	05/01/39	1,759,014
3,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Pre-refunded maturity 12/01/32)	5.00%	12/01/50	3,428,597
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/35	305,495
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/38	201,614
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/39	301,065
1,060,000	Univ of IA IA Facs Corp Museum of Art Proj	3.00%	06/01/38	946,895
1,085,000	Univ of IA IA Facs Corp Museum of Art Proj	3.00%	06/01/39	957,164
				11,056,305
	Kansas — 0.7%
175,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	171,196
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,273,834
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,509,903
1,900,000	KS St Dept of Transprtn Hwy Rev	5.00%	09/01/35	1,922,587
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	506,666
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	632,078
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	580,661
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	504,060
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	528,630
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	602,883
1,045,000	Lenexa KS Hlth Care Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,051,121
2,000,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (d)	5.75%	09/01/39	2,039,856
2,000,000	Wyandotte Cnty KS Kansas City Unif Govt Util Sys Rev Impt, Ser A	5.00%	09/01/40	2,018,026
475,000	Wyandotte Cnty KS Kansas City Unif Govt Util Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	475,320
150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM (Pre- refunded maturity 09/01/27)	5.00%	09/01/32	159,341
				13,976,162
	Kentucky — 2.4%
1,350,000	Ashland KY Med Ctr Rev Ref Ashland Hosp Corp DBA Kings Daughters Med Ctr, AGM	3.00%	02/01/40	1,168,083
5,100,000	Boyle Cnty KY Eductnl Facs Rev Ref Ctr Clg, Ser A	5.25%	06/01/43	5,434,933
2,000,000	Jefferson Cnty KY Sch Dist Fin Corp Sch Bldg Rev, Ser B	3.00%	12/01/38	1,759,460
145,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/28	152,351
2,950,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/46	2,995,486
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky (Continued)
$160,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlthcare Inc, Ser B, CABS, NATL-RE	(g)	10/01/25	$153,795
625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	614,692
3,795,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/44	3,907,325
895,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/36	941,762
1,480,000	KY St Hsg Corp SF Mtge, Ser C	4.00%	07/01/39	1,457,035
1,500,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser A-1 (Mandatory put 02/01/32)	5.25%	04/01/54	1,629,965
6,300,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	6,352,206
1,500,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/39	1,448,893
1,300,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/40	1,406,977
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/41	1,074,256
290,000	Louisville & Jefferson Cnty KY Met Swr Dist Swr & Drain Sys Sustainable Bond, Ser A	5.00%	05/15/29	317,378
16,200,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Sustainable Bond, Ser B-1 (c)	4.50%	08/01/61	16,200,000
1,000,000	Trimble Cnty KY Envrnmntl Facs Rev Var Louisville Gas & Elec Co Proj, Ser A, AMT (Mandatory put 06/01/27)	4.70%	06/01/54	1,017,924
				48,032,521
	Louisiana — 1.1%
4,000,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	5.00%	08/01/46	4,316,348
6,500,000	E Baton Rouge Parish LA Swr Commn Rev Ref, Ser A	4.00%	02/01/45	6,423,387
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,027,191
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	260,205
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	1,749,139
1,500,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Westlake Chemical Corp Proj Remk	3.50%	11/01/32	1,458,667
1,525,000	LA St Pub Facs Auth Sol Wst Disp Fac Rev Var Elementus Minerals LLC Proj (Mandatory put 11/01/25) (d)	5.00%	10/01/43	1,536,958
2,000,000	Lafayette LA Util Rev Elec Proj, AGC	5.00%	11/01/44	2,171,154
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	204,313
1,305,000	New Orleans LA Wtr Rev (Pre-refunded maturity 12/01/25)	5.00%	12/01/34	1,332,129
1,050,000	New Orleans LA Wtr Rev Ref (Pre-refunded maturity 12/01/24)	5.00%	12/01/28	1,051,248
				21,530,739
	Maryland — 0.9%
565,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/39	544,449
650,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/40	620,475
600,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/33	604,406
685,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/34	688,260
650,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/36	649,869
2,020,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	2,029,758
125,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (d)	2.80%	06/01/25	123,844
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (d)	2.85%	06/01/26	132,155
550,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/36	552,608
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Maryland (Continued)
$500,000	MD St Econ Dev Corp Stdt Hsg Rev Bowie St Univ Proj	4.00%	07/01/40	$461,808
2,660,000	MD St Econ Dev Corp Stdt Hsg Rev College Park Leonard Town Proj, AGM	5.00%	07/01/40	2,849,680
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth Sys, Ser A	5.00%	07/01/30	823,327
250,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/35	242,163
225,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/36	216,475
750,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/46	680,096
2,315,000	MD St Stadium Auth Rev Constr & Revitalization Prog Baltimore Pub Sch, Ser A	5.00%	05/01/36	2,422,451
1,000,000	MD St Stadium Auth Rev Football Stadium Issue, Ser A	5.00%	09/01/37	1,103,980
1,310,000	WA MD Suburban San Dist Consolidated Pub Impt	3.00%	06/01/39	1,166,282
3,200,000	WA Suburban San Dist MD Var Remk, Ser A, BANS (c)	4.00%	06/01/27	3,200,000
				19,112,086
	Massachusetts — 1.4%
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	2,205,422
2,500,000	MA St Bay Transprtn Auth Sales Tax Rev Sr Ref, Ser A	5.00%	07/01/47	2,732,350
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Sr Ref, Ser A	5.00%	07/01/48	2,180,356
2,155,000	MA St Bay Transprtn Auth Sales Tax Rev Sr, Ser A	5.00%	07/01/45	2,168,269
5,000,000	MA St Consolidated Loan, Ser A	5.00%	01/01/49	5,380,809
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (d)	5.00%	11/15/28	260,734
3,920,000	MA St Port Auth Ref, Ser A, AMT	5.00%	07/01/32	4,150,650
1,555,000	MA St Port Auth, Ser C, AMT	5.00%	07/01/31	1,649,837
2,000,000	MA St Transprtn Fund Rev Rail Enhancement Prog, Ser A	5.00%	06/01/45	2,013,352
3,000,000	MA St Transprtn Fund Rev Rail Enhancement Proj Commonwealth Transprtn Fund, Ser B	5.00%	06/01/40	3,148,827
2,500,000	MA St, Ser B	5.00%	05/01/54	2,686,032
				28,576,638
	Michigan — 2.3%
1,620,000	Charles Stewart Mott MI Cmnty Clg Ref, AGM	5.00%	05/01/41	1,775,831
155,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/36	158,590
100,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/37	101,743
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/38	151,950
2,500,000	Grand Rapids MI Santn Swr Sys Rev	5.00%	01/01/43	2,583,787
2,000,000	Great Lakes MI Wtr Auth Sewage Disposal Sys Rev Ref Sr Lien, Ser A	5.00%	07/01/37	2,251,832
1,000,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/31	1,028,257
4,965,000	Kalamazoo MI Hosp Fin Auth Unrefunded Ref Bronson Hlthcare Grp	4.00%	05/15/36	4,931,102
3,630,000	Kentwood MI Pub Schs, Ser II, AGM	5.00%	05/01/46	3,870,229
1,195,000	Lake Shore MI Pub Schs, Ser I	5.00%	11/01/37	1,321,102
1,000,000	Lakeview MI Public Sch Distn	3.00%	11/01/35	914,319
1,000,000	Marquette MI Brd of Light & Pwr Elec Util Sys Rev Ref, Ser A	5.00%	07/01/29	1,024,999
5,000,000	MI St Bldg Auth Rev Var Fac Progr Multi Modal, Ser I (c)	3.35%	04/15/59	5,000,000
500,000	MI St Fin Auth Act 38 Facs Sr Rev Sustainable Bonds Henry Ford Hlth Detroit Util Plant Proj	5.25%	02/28/42	541,549
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	890,117
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$2,010,000	MI St Fin Auth Rev Henry Ford Hlth Sys, Ser A	5.00%	11/15/48	$2,074,254
325,000	MI St Fin Auth Rev Loc Govt Loan Pgm Great Lakes Wtr Auth Ref 2nd Lien, Ser C	5.00%	07/01/27	327,989
2,000,000	MI St Fin Auth Rev Multi Modal McLaren Hlth Care, Ser A	4.00%	02/15/47	1,847,731
1,070,000	MI St Fin Auth Rev Ref Beaumont Spectrum Consolidation, Ser A	5.00%	04/15/33	1,185,476
1,000,000	MI St Fin Auth Rev Ref CHE Trinity Hlth Credit Grp Remk, Ser 2013-2	4.00%	12/01/35	1,007,737
1,955,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/35	1,945,239
665,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	661,043
2,000,000	MI St Fin Auth Rev Ref Hosp McLaren Hlth Care, Ser B	5.00%	05/15/33	2,012,844
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,007,683
2,500,000	MI St Fin Auth Rev Ref Sr Turbo, Ser A-2	5.00%	06/01/40	2,626,840
565,000	MI St Hosp Fin Auth Ref Ascenion Sr Credit Remk, Ser F7	5.00%	11/15/47	572,407
650,000	Midland MI Pub Schs Sch Bldg & Site, Ser II	5.00%	05/01/35	694,076
4,500,000	Univ of MI MI, Ser A	3.00%	04/01/28	4,489,428
				46,998,154
	Minnesota — 0.5%
370,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/27	385,979
1,015,000	Maple Grove MN, Ser A	4.00%	02/01/37	1,038,264
950,000	Minneapolis Saint Paul MN Met Arpts Commn Arpt Rev Ref Sub, Ser B, AMT	5.00%	01/01/39	979,978
285,000	MN St Agric & Econ Devbrd HealthPartners Oblig Grp	5.00%	01/01/40	314,090
1,760,000	MN St Agric & Econ Devbrd HealthPartners Oblig Grp	5.00%	01/01/44	1,900,713
500,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	504,028
4,000,000	Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	4,028,625
				9,151,677
	Mississippi — 0.7%
1,840,000	MS St Busn Fin Commns Gulf Opportunity Zone Var Chevron USA Inc, Ser K (c)	3.95%	11/01/35	1,840,000
4,400,000	MS St Busn Fin Corp Sol Wst Disp Rev Adj Ref MS Pwr Co Proj Remk, AMT (c)	4.15%	05/01/28	4,400,000
5,000,000	MS St Hosp Equipment & Facs Auth Baptist Memorial Hlth Care, Ser A	5.00%	09/01/41	5,027,809
2,000,000	MS St, Ser A (Pre-refunded maturity 11/01/26)	5.00%	11/01/33	2,089,982
500,000	W Rankin MS Util Auth Rev, AGM (Pre-refunded maturity 01/01/25)	5.00%	01/01/32	501,275
1,150,000	Warren Cnty MS Lease Pur Jail Proj, BAM, COPS	6.00%	09/01/43	1,325,759
				15,184,825
	Missouri — 1.7%
300,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/31	307,758
2,150,000	Jackson Cnty MO Consol Sch Dist #4	4.00%	03/01/31	2,186,573
2,000,000	Jackson Cnty MO Consol Sch Dist #4	5.00%	03/01/35	2,070,951
1,610,000	Jackson Cnty MO Consol Sch Dist #4	5.75%	03/01/43	1,803,107
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	700,590
1,260,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt Terminal Mod Proj, Ser B, AMT	5.00%	03/01/46	1,286,907
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri (Continued)
$4,310,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt Terminal Mod, Ser A, AMT	5.00%	03/01/31	$4,513,083
1,000,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt, Ser A, AMT	5.00%	03/01/30	1,062,609
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	223,482
415,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/31	420,949
1,550,000	Maryville MO Sch Dist #R-II	5.00%	03/01/41	1,644,229
530,000	MO Jt Muni Elec Util Commn Pwr Proj Rev Dogwood Energy Fac Proj, Ser C, BAM	5.00%	06/01/38	588,647
555,000	MO Jt Muni Elec Util Commn Pwr Proj Rev Dogwood Energy Fac Proj, Ser C, BAM	5.00%	06/01/39	613,037
500,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Cox Health & Oblig Grp, Ser A	5.00%	11/15/37	526,357
550,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Mercy Hlth	5.50%	12/01/42	618,279
710,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	4.00%	02/15/39	706,255
1,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref, Ser C (Mandatory put 05/01/28)	5.00%	05/01/52	1,063,078
1,000,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/27	1,008,742
1,960,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/29	1,989,008
2,120,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/31	2,145,648
555,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/32	560,547
260,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/28	264,396
700,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.25%	02/01/44	747,509
2,570,000	St Charles Cnty MO Pub Wtr Sply Dist #2 Pub Wtr Sply Dist No 2, COPS	5.25%	12/01/46	2,810,287
1,135,000	St Louis Cnty MO Pattonville Sch Dist #R-3	5.50%	03/01/39	1,264,437
1,010,000	St Louis Cnty MO Pattonville Sch Dist #R-3	5.50%	03/01/40	1,120,045
1,295,000	St Louis Cnty MO Spl Oblig Convention Ctr, Ser A	5.25%	12/01/38	1,384,559
1,900,000	St Louis MO Muni Library Dist Ref, BAM, COPS	3.00%	03/15/39	1,659,968
				35,291,037
	Montana — 0.1%
2,000,000	Forsyth MT Poll Control Rev Ref Puget Sound Energy Proj, Ser A	3.90%	03/01/31	1,959,350
	Nebraska — 0.2%
3,000,000	Centrl Plains Energy Proj NE Gas Proj Rev Var Ref Proj #4, Ser A (Mandatory put 11/01/29)	5.00%	05/01/54	3,166,321
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	508,303
				3,674,624
	Nevada — 0.9%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	774,432
2,505,000	Clark Cnty NV Arpt Rev Ref, Ser B	5.00%	07/01/38	2,671,298
1,750,000	Clark Cnty NV Poll Control Rev Var Ref NV Pwr CO Proj Remk (Mandatory put 03/31/26)	3.75%	01/01/36	1,744,717
1,035,000	Clark Cnty NV Ref Las Vegas Convention & Visitors Auth, Ser C	3.00%	07/01/33	986,659
4,000,000	Clark Cnty NV Sch Dist, Ser A	5.00%	06/15/37	4,386,850
250,000	Las Vegas NV Spl Impt Dist #816 Spl Impt District No 816 Summerlin Vlg 22	2.25%	06/01/27	236,339
250,000	Las Vegas NV Spl Impt Dist #816 Spl Impt District No 816 Summerlin Vlg 22	2.50%	06/01/28	233,631
1,230,000	Las Vegas Vly NV Wtr Dist Ref Wtr Impt, Ser A	5.00%	06/01/46	1,250,324
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada (Continued)
$135,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/25	$134,595
170,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	169,273
230,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	228,909
375,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A	5.00%	07/15/27	377,642
300,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/29	313,396
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/30	990,979
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/31	286,723
450,000	Reno Tahoe NV Arpt Auth Arpt Rev Tahoe Intl Arpt, Ser B	5.00%	07/01/43	487,482
1,200,000	Reno Tahoe NV Arpt Auth Arpt Rev Tahoe Intl Arpt, Ser B	5.00%	07/01/49	1,283,567
1,770,000	Washoe Cnty NV Hwy Rev Ref Fuel Tax	5.00%	02/01/42	1,853,939
				18,410,755
	New Hampshire — 0.1%
320,000	Natl Fin Auth NH Rev Adventist Hlth Energy Proj, Ser C	5.25%	07/01/41	342,559
1,575,000	Natl Fin Auth NH Rev Adventist Hlth Energy Proj, Ser C	5.25%	07/01/43	1,671,007
				2,013,566
	New Jersey — 2.3%
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A, BAM	5.00%	07/01/28	467,843
2,000,000	NJ St Econ Dev Auth Rev Portal N Bridge Proj NJ Transit Transprtn Proj Bonds, Ser A	5.25%	11/01/40	2,197,920
3,250,000	NJ St Econ Dev Auth Rev Sch Facs Constr Prog, Ser LLL	5.00%	06/15/39	3,422,086
3,880,000	NJ St Econ Dev Auth Rev Sch Facs Constr Prog, Ser LLL	5.00%	06/15/44	4,036,976
1,050,000	NJ St Econ Dev Auth Rev Sustainable Bonds, Ser QQQ	5.00%	06/15/31	1,149,808
350,000	NJ St Econ Dev Auth Rev Sustainable Bonds, Ser QQQ	4.00%	06/15/35	353,666
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	494,439
750,000	NJ St Econ Dev Auth Wtr Facs Rev Var Ref NJ American Wtr Co Inc Proj Remk, Ser B, AMT (Mandatory put 06/01/28)	3.75%	11/01/34	748,659
1,290,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(g)	12/15/25	1,242,347
165,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimb Nts, Ser A-1, GARVEE	5.00%	06/15/28	169,445
2,500,000	NJ St Transprtn Trust Fund Auth Fun Auth Transprtn Prog Bonds, Ser CC	5.25%	06/15/41	2,755,389
1,750,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/28	1,878,434
140,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/39	147,551
3,040,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/26	3,154,582
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	532,506
3,100,000	NJ St Transprtn Trust Fund Auth Ref, Ser A	5.25%	06/15/39	3,513,636
1,000,000	NJ St Transprtn Trust Fund Auth Ref, Ser AA	5.25%	06/15/41	1,122,904
2,250,000	NJ St Transprtn Trust Fund Auth Transprtn Prog Bonds, Ser AA (Pre-refunded maturity 12/15/28)	5.00%	06/15/31	2,439,439
1,000,000	NJ St Transprtn Trust Fund Auth Transprtn Prog Bonds, Ser AA	5.00%	06/15/34	1,054,165
220,000	NJ St Transprtn Trust Fund Auth, Ser BB (Pre-refunded maturity 12/15/28)	5.00%	06/15/31	238,523
1,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/34	1,054,165
4,000,000	NJ St Turnpike Auth Turnpike Rev, Ser B	5.25%	01/01/49	4,443,038
880,000	Tobacco Stlmt Fing Corp NJ Ref Sub, Ser B	5.00%	06/01/46	882,771
500,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/27	519,961
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$1,850,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/37	$1,919,256
5,505,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.25%	06/01/46	5,663,865
				45,603,374
	New Mexico — 0.3%
290,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/33	316,708
2,000,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co NM San Juan Proj Remk, Ser D (Mandatory put 06/01/28)	3.90%	06/01/40	2,034,960
565,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/33	569,962
375,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/34	376,263
300,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/35	299,229
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.30%	10/01/25	238,584
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	247,817
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	256,166
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	359,038
825,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	5.00%	06/01/32	861,958
				5,560,685
	New York — 6.7%
415,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/36	439,755
2,000,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/42	2,075,774
2,700,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	2,743,545
495,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/37	512,789
2,000,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/42	2,054,623
1,000,000	Kings Park NY Centrl Sch Dist, Ser B	3.00%	07/15/31	963,790
5,000,000	Long Island NY Pwr Auth Elec Sys Rev Elec Sys Rev Gen, Ser A, BAM	5.00%	09/01/44	5,003,578
350,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/35	384,526
3,500,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/49	3,745,507
10,000,000	Met Transprtn Auth NY Rev Var Ref Remk, Ser 2002D-2A-1 (c)	4.10%	11/01/32	10,000,000
250,000	Monroe Cnty NY Indl Dev Corp Rev Ref St John Fisher Univ Proj	5.00%	06/01/44	266,686
630,000	Monroe Cnty NY Indl Dev Corp Rev Ref St John Fisher Univ Proj	5.25%	06/01/49	681,328
375,000	N Babylon NY Union Free Sch Dist	3.00%	07/01/35	347,459
5,000,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser F-2A (Mandatory put 12/22/26)	3.40%	11/01/62	5,002,355
175,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser EE-2	5.00%	06/15/40	186,224
1,000,000	New York City NY Transitional Fin Auth Bldg Aid Rev Subord Ref, Ser S-2A	5.00%	07/15/34	1,056,507
2,000,000	New York City NY Transitional Fin Auth Rev Future Tax Sec Sub, Subser D-1	5.50%	11/01/45	2,225,949
2,700,000	New York City NY Transitional Fin Auth Rev Sub Multi Modal, Ser F-1	5.25%	02/01/53	2,939,017
10,000,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/37	10,110,960
2,500,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/38	2,515,458
4,000,000	New York City NY Transitional Fin Auth Rev Subord, Ser A-1	5.25%	08/01/40	4,443,554
5,690,000	NY NY, Ser A, Subser A-1	4.00%	08/01/40	5,680,770
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$5,730,000	NY NY, Ser B, Subser B-1	5.25%	10/01/39	$6,407,002
2,925,000	NY NY, Ser B, Subser B-1	5.25%	10/01/41	3,238,614
3,000,000	NY NY, Ser C	5.25%	03/01/49	3,275,200
6,015,000	NY NY, Ser F-1	5.00%	03/01/42	6,427,645
1,000,000	NY St Dorm Auth Rev Non St Supported Debt Montefiore Obligated Grp	5.50%	11/01/47	1,100,172
750,000	NY St Dorm Auth Rev Non St Supported Debt White Plains Hosp Obligated Grp, AGC	5.25%	10/01/44	823,810
450,000	NY St Dorm Auth Revs Non St Supported Debt Pratt Institute Ref	5.00%	07/01/39	457,634
280,000	NY St Dorm Auth Revs Non St Supported Debt Ref New Sch, Ser A	5.00%	07/01/31	305,838
500,000	NY St Dorm Auth Revs Non St Supported Debt Ref Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	547,078
1,000,000	NY St Dorm Auth Revs Non St Supported Debt White Plains Hosp Obligated Grp, AGC	5.25%	10/01/43	1,101,971
8,000,000	NY St Dorm Auth Sales Tax Rev Ref Grp 3, Ser E	5.00%	03/15/38	8,429,973
1,925,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A	3.00%	03/15/42	1,639,430
2,000,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A	5.25%	03/15/49	2,185,744
1,125,000	NY St Hsg Fin Agy Affordable Hsg Rev Var 320 W 38th St Hsg Remk, Ser A (Mandatory put 11/01/31)	3.57%	05/01/42	1,112,075
195,000	NY St Thruway Auth Gen Rev Jr Indebtedness Obl Subord, Ser B	4.00%	01/01/45	188,458
2,225,000	NY St Thruway Auth Personal Income Tax Rev Ref Bidding Grp 3	5.00%	03/15/40	2,435,956
4,185,000	NY St Thruway Auth Personal Income Tax Rev Ref Bidding Grp 3	5.00%	03/15/41	4,556,151
1,250,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	1,252,425
2,720,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	2,833,138
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev LaGuardia Arpt Terminal C&D Redev Proj, AMT	6.00%	04/01/35	1,117,186
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.25%	06/30/40	1,074,521
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt New Terminal, AMT	5.25%	06/30/43	1,061,797
750,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AGM, AMT	5.50%	06/30/42	809,224
500,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AGM, AMT	5.50%	06/30/43	537,888
750,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AGM, AMT	5.50%	06/30/44	804,966
5,000,000	Port Auth of NY & NJ NY Ref, 194th Ser	5.00%	10/15/34	5,070,572
2,500,000	Port Auth of NY & NJ NY Ref, Ser 246, AMT	5.00%	09/01/43	2,658,763
4,000,000	Suffolk Regl Off Track Betting Corp NY Rev	5.75%	12/01/44	4,146,921
150,000	Syracuse Regl Arpt Auth NY Sr Arpt Rev Ref, AMT	4.00%	07/01/36	149,232
2,165,000	Util Debt Securitization Auth NY Ref Restructuring Bonds, Ser TE-1	5.00%	12/15/39	2,442,364
750,000	Westchester Cnty NY Loc Dev Corp Rev Westchester Med Ctr Oblig Grp Proj, AGM	5.25%	11/01/34	847,300
675,000	Westchester Cnty NY Loc Dev Corp Rev Westchester Med Ctr Oblig Grp Proj, AGM	5.75%	11/01/48	754,238
500,000	Westchester Cnty NY Loc Dev Corp Rev Westchester Med Ctr Oblig Grp Proj, AGM	5.75%	11/01/49	557,639
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$400,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	4.00%	10/15/29	$398,216
850,000	Yonkers NY, Ser F, BAM	5.00%	11/15/40	939,686
500,000	Yonkers NY, Ser F, BAM	5.00%	11/15/41	549,715
				135,618,696
	North Carolina — 1.1%
575,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Ref Carolinas Hlthcare Sys, Ser A	5.00%	01/15/34	585,962
890,000	Charlotte NC Arpt Rev Charlotte Douglas Intl Arpt, Ser B, AMT	5.00%	07/01/29	947,581
925,000	Charlotte NC Arpt Rev, Ser A	5.00%	07/01/42	1,014,769
500,000	Charlotte NC Arpt Rev, Ser B, AMT	5.00%	07/01/40	528,274
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	771,240
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,362,701
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,010,734
900,000	NC St Capital Facs Fin Agy Stdt Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	908,493
375,000	NC St Med Care Commn Hosp Rev Caromont Hlth, Ser A	5.00%	02/01/32	409,798
1,500,000	NC St Med Care Commn Hosp Rev Caromont Hlth, Ser B (Mandatory put 02/01/26)	5.00%	02/01/51	1,529,035
4,000,000	NC St Med Care Commn Retmnt Facs Rev Carolina Meadows	5.25%	12/01/44	4,355,952
500,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/45	501,756
500,000	NC St Med Care Commn Retmnt Facs Rev The United Methodist Retmnt Homes Proj, Ser A	5.00%	10/01/39	531,177
3,500,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/34	3,588,756
1,000,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/35	1,024,080
2,450,000	Wake Cnty NC Ltd Oblig	4.00%	03/01/38	2,495,146
				21,565,454
	Ohio — 3.2%
900,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/36	864,795
100,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/38	100,752
1,000,000	Brunswick OH City Sch Dist, BAM	5.25%	12/01/53	1,066,328
3,000,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 1, Ser A-2	4.00%	06/01/37	2,998,222
2,000,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 1, Ser A-2	4.00%	06/01/48	1,794,807
1,875,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	1,695,732
370,000	Butler Cnty OH Port Auth Econ Dev Lease Rev Ref Cmnty First Solutions Oblg Grp Proj, Ser A	4.00%	05/15/46	329,157
80,000	Cleveland OH Pub Pwr Sys Rev Prerefunded Ref, Ser A, AGM	5.00%	11/15/24	80,046
420,000	Cleveland OH Pub Pwr Sys Rev Unrefunded Ref, Ser A, AGM	5.00%	11/15/24	420,224
5,000,000	Columbus OH, Ser A	3.00%	07/01/27	4,978,054
310,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/31	334,975
250,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/32	270,156
380,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/33	409,956
1,000,000	Hamilton Cnty OH Hosp Facs Rev UC Hlth	4.00%	09/15/50	853,699
2,860,000	Kings OH Loc Sch Dist	5.25%	12/01/49	3,090,135
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	$1,007,444
1,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/33	1,047,185
3,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/36	3,118,540
575,000	Miamisburg OH City Sch Dist Ref (Pre-refunded maturity 12/01/25)	5.00%	12/01/35	586,954
360,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/42	389,232
400,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/43	430,715
400,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/44	427,026
500,000	Montgomery Cnty OH Hlth Care Facs Rev Ref Solvita Proj	5.25%	09/01/49	529,556
400,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/37	402,379
1,375,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/41	1,353,756
2,500,000	OH St Air Quality Dev Auth American Elec Pwr Co Proj Remk, Ser A (Mandatory put 10/01/29)	2.40%	12/01/38	2,319,792
3,750,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (d)	5.00%	07/01/49	3,713,022
3,000,000	OH St Air Quality Dev Auth OH Vly Electric Corp Proj Remk, Ser B, AMT (Mandatory put 10/01/29)	2.60%	06/01/41	2,791,182
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	2,179,194
1,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	1,014,217
2,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser B (Mandatory put 06/01/27)	4.00%	09/01/30	2,021,140
1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	999,945
3,500,000	OH St Hosp Rev Childrens Hosp Med Ctr of Akron, Ser A	5.25%	08/15/48	3,821,013
1,985,000	OH St Hosp Rev Ref Var Univ Hosps Hlth Sys Inc, Ser C (c)	3.60%	01/15/51	1,985,000
325,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/35	347,110
500,000	OH St Hosp Rev Ref, Ser A	4.00%	01/15/38	496,097
2,000,000	OH St Hosp Rev Term Floaters Univ Hosp Hlth Sys Inc Ref, Ser C (c)	3.60%	01/15/45	2,000,000
2,720,000	OH St Univ, Ser A	4.00%	12/01/32	2,721,006
700,000	OH St Wtr Dev Auth Rev Sustainable Bond, Ser A	5.00%	12/01/39	778,982
1,000,000	OH St Wtr Dev Auth Rev Sustainable Bond, Ser A	5.00%	12/01/40	1,107,153
1,000,000	OH St Wtr Dev Auth Rev Sustainable Bond, Ser A	5.00%	12/01/41	1,102,494
2,275,000	OH St, Ser A	5.00%	02/01/34	2,321,557
580,000	Port of Gtr Cincinnati Dev Auth OH Rev Subord Ref Duke Energy Convention Ctr Proj, Ser B	5.00%	12/01/42	629,827
685,000	Port of Gtr Cincinnati Dev Auth OH Rev Subord Ref Duke Energy Convention Ctr Proj, Ser B	5.00%	12/01/43	740,894
500,000	Sharonville OH Spl Oblg Rev	4.00%	12/01/40	503,999
1,115,000	Upper Arlington OH Spl Oblig Non Tax Rev Kingsdale Mixed Use Dev, Ser A	5.00%	12/01/40	1,187,479
1,950,000	Warren Cnty OH Hosp Facs Rev Ref Cmnty First Solutions Obligated Grp, Ser A	5.00%	05/15/44	2,032,589
				65,393,517
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oklahoma — 0.6%
$535,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	$518,125
5,900,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (f)	7.25%	09/01/51	5,952,106
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,034,028
2,305,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City Del City Pub Schs Proj, BAM	5.00%	10/01/43	2,485,406
1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	1,005,202
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	252,890
1,000,000	Weatherford OK Indl Trust Eductnl Facs Lease Rev Weatherford Pub Schs Proj	5.00%	03/01/31	1,061,203
				12,308,960
	Oregon — 0.7%
750,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.25%	08/01/40	818,596
750,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.25%	08/01/44	802,937
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.25%	11/15/50	500,821
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	169,496
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	254,574
1,250,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/34	1,343,932
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,107,850
1,890,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/29	2,012,279
1,000,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/38	1,034,527
4,950,000	Tri Cnty Met Transprtn Dist OR Rev, Ser A, GARVEE	5.00%	10/01/32	5,210,276
1,000,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/47	981,396
				14,236,684
	Pennsylvania — 6.2%
1,500,000	Allegheny Cnty PA Arpt Auth Arpt Rev Pittsburgh Arpt, Ser A, AGM, AMT	5.50%	01/01/42	1,651,925
2,300,000	Allegheny Cnty PA Arpt Auth Arpt Rev Pittsburgh Arpt, Ser A, AGM, AMT	5.50%	01/01/43	2,524,077
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	1,560,997
3,050,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/35	3,057,972
2,180,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	2,178,235
2,650,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/38	2,609,807
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	504,412
460,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	470,770
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	971,103
1,185,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	1,221,748
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	427,866
2,000,000	Chester Cnty PA Indl Dev Auth Nts Avon Grove Chrt Sch	5.00%	03/01/27	2,039,409
1,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Bonds	5.00%	06/01/25	1,008,546
1,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Bonds	5.00%	06/01/30	1,061,538
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$2,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Bonds, AGM	4.00%	06/01/39	$1,981,166
500,000	Colonial PA Sch Dist	5.00%	02/15/36	502,218
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	303,869
50,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/30	50,119
105,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/30	105,250
65,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/38	65,155
285,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/38	285,679
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,151,080
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	1,009,186
1,375,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,390,977
145,000	Cumberland Cnty PA Muni Auth Unrefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	145,183
350,000	Cumberland Cnty PA Muni Auth Unrefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	350,193
390,000	Deer Creek PA Drain Basin Allegheny Cnty Swr Rev Ref, AGM	4.00%	12/01/35	393,556
100,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/32	103,152
115,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/33	118,418
895,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	906,259
1,730,000	Kiski Vly PA Wtr Poll Control Auth Ref, AGM	4.00%	09/01/42	1,690,784
1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,106,681
1,100,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/38	1,158,941
1,735,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/40	1,817,427
550,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	464,799
2,415,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/51	1,956,257
405,000	Lebanon PA Auth Swr Rev Ref Sustainable Bond, BAM	4.00%	12/15/29	414,318
420,000	Lebanon PA Auth Swr Rev Ref Sustainable Bond, BAM	4.00%	12/15/30	428,734
1,000,000	Lehigh Cnty PA Indl Dev Auth Ref Ppl Elec Util Corp Proj Remk, Ser A	3.00%	09/01/29	976,127
500,000	Maxatawny Twp PA Muni Auth Rev Diakon Lutheran Social Ministries Proj, Ser A	5.00%	01/01/41	512,676
550,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/36	559,976
2,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/44	1,909,569
4,750,000	Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Var Constellation Energy Generation LLC Proj Ref, Ser A (Mandatory put 04/03/28)	4.10%	04/01/53	4,848,752
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	489,776
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	98,560
285,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	279,258
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	586,040
140,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	140,776
540,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	554,537
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,000,000	PA St Econ Dev Fing Auth Pkg Sys Rev Ref Sr Insured Capitol Region Parking Sys, Ser A, AGM	5.00%	01/01/38	$1,068,521
1,250,000	PA St Econ Dev Fing Auth Pkg Sys Rev Ref Sr Insured Capitol Region Parking Sys, Ser A, AGM	5.00%	01/01/39	1,325,948
1,000,000	PA St Econ Dev Fing Auth Pkg Sys Rev Ref Sr Insured Capitol Region Parking Sys, Ser A, AGM	5.00%	01/01/40	1,056,666
2,000,000	PA St Econ Dev Fing Auth Rev PA Bridges Finco LP P3 Proj	5.00%	12/31/34	2,034,308
1,500,000	PA St Econ Dev Fing Auth Rev Ref Presbyterian Sr Living Prj, Ser B-2	5.00%	07/01/42	1,581,903
2,500,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Wst Mgmt Inc Proj Remk, AMT (Mandatory put 07/01/27)	4.25%	07/01/41	2,515,544
3,750,000	PA St Econ Dev Fing Auth Solid Wst Disposal Rev Var Wste Mgmt Inc Proj Remk, AMT (Mandatory put 02/03/25)	4.25%	08/01/45	3,750,000
2,000,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/35	2,161,558
5,835,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/36	6,285,671
210,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.50%	06/30/37	230,012
2,810,000	PA St Hsg Fin Agy Sf Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	2,764,970
880,000	PA St Hsg Fin Agy Sf Mtge Rev Non Ace, Ser 125B, AMT	3.70%	10/01/47	760,469
3,210,000	PA St Hsg Fin Agy Sf Mtge Rev, Ser 127B	3.55%	10/01/33	3,104,990
1,000,000	PA St Turnpike Commn Turnpike Rev Ref	5.00%	12/01/33	1,000,764
750,000	PA St Turnpike Commn Turnpike Rev Ref Subord, First Ser	5.00%	12/01/38	831,169
900,000	PA St Turnpike Commn Turnpike Rev Ref Subord, Ser 2017-3	5.00%	12/01/40	934,307
1,000,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.25%	12/01/41	1,109,485
545,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.25%	12/01/42	602,034
1,675,000	PA St Turnpike Commn Turnpike Rev Ref, Ser B	5.00%	12/01/47	1,798,973
2,875,000	PA St Turnpike Commn Turnpike Rev Sub, Ser A, BAM	5.00%	12/01/44	3,023,657
4,500,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A	4.00%	12/01/45	4,394,922
550,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A-1	5.00%	12/01/30	559,816
2,420,000	PA St Turnpike Commn Turnpike Rev, Ser B	5.00%	12/01/40	2,449,971
300,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/35	305,105
1,200,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM	4.00%	07/01/38	1,181,725
4,000,000	Philadelphia PA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/29	4,137,409
620,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/40	627,874
2,425,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/41	2,208,594
1,000,000	Philadelphia PA Energy Auth Sustainable Bonds Philadelphia Street Lighting Proj, Ser A	5.00%	11/01/41	1,090,241
1,000,000	Philadelphia PA Energy Auth Sustainable Bonds Philadelphia Street Lighting Proj, Ser A	5.00%	11/01/42	1,086,666
1,900,000	Philadelphia PA Gas Wks Rev 1998 General Ordinance Seventeenth, Ser A	5.00%	08/01/44	2,055,983
3,785,000	Philadelphia PA Gas Wks Rev 1998 General Ordinance Seventeenth, Ser A	5.25%	08/01/49	4,093,069
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	293,663
1,760,000	Philadelphia PA Sch Dist Sustainable Bond, Ser B	5.00%	09/01/35	1,939,967
2,000,000	Philadelphia PA, Ser A	4.00%	05/01/41	2,018,242
2,000,000	S Estrn PA Transprtn Auth Asset Impt Progr	5.25%	06/01/40	2,221,231
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$3,650,000	S Estrn PA Transprtn Auth Asset Impt Progr	5.25%	06/01/41	$4,032,143
300,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/34	305,784
325,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/35	330,412
235,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/36	239,179
300,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/35	305,977
245,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/43	245,390
105,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/28	103,918
135,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/29	133,662
215,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/36	209,577
				124,655,322
	Puerto Rico — 0.9%
5,000,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	4,930,571
429,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(g)	07/01/27	386,758
1,536,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(g)	07/01/31	1,174,803
8,258,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	8,280,643
3,500,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	3,467,496
				18,240,271
	Rhode Island — 0.5%
1,275,000	Providence RI Pub Bldgs Auth Rev Capital Impt Prog Proj, Ser A, AGC	5.25%	09/15/42	1,396,846
1,000,000	Providence RI Pub Bldgs Auth Rev Capital Impt Prog Proj, Ser A, AGC	5.25%	09/15/43	1,091,047
150,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/31	159,991
320,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/33	338,957
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/35	241,976
2,975,000	RI St Hlth & Eductnl Bldg Corp Pub Schs Rev City of Cranston Issue, Ser D, AGC	5.50%	05/15/49	3,298,882
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,145,284
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,482,172
35,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	35,326
				9,190,481
	South Carolina — 1.3%
2,250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.25%	11/01/40	2,032,520
760,000	Charleston Cnty SC Arpt Dist Arpt Sys Rev, Ser A, AMT	5.25%	07/01/41	830,641
955,000	Charleston Cnty SC Arpt Dist Arpt Sys Rev, Ser A, AMT	5.25%	07/01/42	1,039,385
1,000,000	Charleston Cnty SC Arpt Dist Arpt Sys Rev, Ser A, AMT	5.25%	07/01/43	1,083,973
1,000,000	Greenville Cnty SC Sch Dist Installment Pur Rev Ref SC Proj	5.00%	12/01/24	1,001,146
1,005,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/26	1,005,683
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina (Continued)
$1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	$1,000,267
1,000,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/47	1,006,385
1,100,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	1,068,345
1,000,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.25%	11/01/41	1,119,276
1,475,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.25%	11/01/43	1,637,494
1,000,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.50%	11/01/45	1,118,761
1,250,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Novant Hlth Oblig Grp, Ser A	5.50%	11/01/46	1,394,773
350,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & South of Broad Hlthcare Proj	5.00%	11/15/35	363,261
800,000	SC St Jobs Econ Dev Auth Hlthcare Rev Beaufort Memorial Hosp & South of Broad Hlthcare Proj	5.25%	11/15/39	842,991
1,000,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser B	5.00%	12/01/41	1,087,799
2,375,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AGM	5.50%	12/01/39	2,686,111
2,000,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AGM	5.50%	12/01/40	2,248,941
1,995,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser C, AGM	5.50%	12/01/42	2,227,422
355,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/35	355,601
1,750,000	SC St Pub Svc Auth Rev Santee Cooper, Ser A	5.25%	12/01/49	1,892,440
				27,043,215
	South Dakota — 0.0%
105,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	106,458
200,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/28	193,541
640,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/32	588,577
				888,576
	Tennessee — 1.5%
2,500,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Ref Erlanger Hlth	5.25%	12/01/43	2,742,403
4,175,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Ref Erlanger Hlth	5.25%	12/01/49	4,486,245
250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	265,040
200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	197,071
2,500,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	2,573,995
1,500,000	Cleveland TN Hlth & Eductnl Facs Brd Rev Hamilton Hlth Care Sys Inc Proj, Ser A	5.00%	08/15/43	1,628,888
595,000	Hamilton Cnty & Chattanooga Sports Auth TN Pub Fac Rev Stadium Proj, Ser A	5.50%	12/01/43	676,693
790,000	Hamilton Cnty & Chattanooga Sports Auth TN Pub Fac Rev Stadium Proj, Ser A	5.50%	12/01/44	892,724
745,000	Hamilton Cnty & Chattanooga Sports Auth TN Pub Fac Rev Stadium Proj, Ser A	5.50%	12/01/45	837,876
1,000,000	Hamilton Cnty & Chattanooga Sports Auth TN Pub Fac Rev Stadium Proj, Ser A	5.75%	12/01/50	1,147,102
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$550,000	Knox Cnty TN Hlth Eductnl & Hsg Fac Brd Stdt Hsg Rev Univ of TN Proj, Ser A-1, BAM	5.00%	07/01/43	$584,363
930,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.00%	05/01/42	998,267
1,000,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.25%	05/01/48	1,080,656
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,419,255
270,000	Met Knoxville TN Arpt Auth Arpt Rev, Ser A, AGC	5.00%	06/01/43	293,233
525,000	Met Knoxville TN Arpt Auth Arpt Rev, Ser A, AGC	5.00%	06/01/44	567,933
2,305,000	Met Nashville TN Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/35	2,410,360
600,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.25%	07/01/35	659,159
750,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.50%	07/01/38	837,946
4,000,000	TN Energy Acq Corp Cmdy Proj Rev, Ser A (Mandatory put 11/01/31)	5.00%	05/01/52	4,284,654
2,000,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	2,080,266
				30,664,129
	Texas — 10.9%
415,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/33	451,117
525,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/34	566,851
565,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/35	576,183
1,000,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	825,854
2,000,000	Arlington TX Hsg Fin Corp Mf Hsg Rev Var 6900 Matlok Road (Mandatory put 04/01/27)	4.50%	04/01/41	2,030,043
1,000,000	Aubrey TX Spl Assmnt Ref Jackson Ridge Pub Impt Dt Phase #1 & #2 Assmnts, BAM	5.00%	09/01/40	1,081,221
1,305,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/30	1,399,574
350,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/35	373,705
1,390,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/40	1,459,028
3,150,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/37	3,278,344
1,500,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/42	1,542,735
1,860,000	Barbers Hill TX Indep Sch Dist Sch Bldg	5.00%	02/15/39	1,915,981
555,000	Bexar Cnty TX Hosp Dist Ref	3.00%	02/15/35	508,829
910,000	Bexar Cnty TX Rev Ref Tax Exempt Venue Proj	4.00%	08/15/38	914,391
1,000,000	Celina TX Spl Assmnt Rev Ref Sutton Fields II Pub Impt Dt Neighborhood Proj, BAM	5.00%	09/01/37	1,067,520
1,000,000	Celina TX Spl Assmnt Rev Ref Sutton Fields II Pub Impt Dt Neighborhood Proj, BAM	5.00%	09/01/40	1,051,951
1,000,000	Celina TX Spl Assmnt Rev Ref Sutton Fields II Pub Impt Dt Neighborhood Proj, BAM	5.00%	09/01/45	1,031,573
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A (Pre-refunded maturity 07/01/25)	5.00%	01/01/29	859,539
445,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/39	473,180
640,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/41	631,997
2,200,000	Clear Creek TX Indep Sch Dist Ref, Ser A	4.00%	02/15/33	2,203,513
440,000	Clifton TX Hgr Edu Fin Corp Edu Rev Uplift Edu, Ser A	4.00%	12/01/25	437,996
415,000	Corpus Christi TX Util Sys Rev Junior Lien, Ser B	5.00%	07/15/35	461,556
2,500,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/41	2,731,608
490,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/37	484,984
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$825,000	Flower Mound TX Ctfs Oblig	3.00%	03/01/37	$756,972
709,000	Fort Worth TX Spl Assmnt Rev Walsh Ranch / Quail Vly Impt Area #1-3 Proj, BAM	5.00%	09/01/30	762,515
1,000,000	Fort Worth TX Spl Assmnt Rev Walsh Ranch / Quail Vly Impt Area #1-3 Proj, BAM	5.00%	09/01/44	1,047,115
505,000	Gainesville TX Ctfs Oblig	5.00%	02/15/36	551,039
535,000	Gainesville TX Ctfs Oblig	5.00%	02/15/37	582,491
1,170,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.50%	12/01/31	987,755
2,240,000	Garland TX Wtr & Swr Rev Ref	5.00%	03/01/38	2,475,163
2,000,000	Harris Cnty Houston TX Sports Auth Rev Ref Sr Lien, Ser A, AGC (e)	5.00%	11/15/38	2,197,013
500,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Ref Memorial Hermann Hlth Sys, Ser B	5.00%	07/01/39	552,136
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,110,838
2,000,000	Harris Cnty TX Toll Road Rev Ref, Ser A	3.00%	08/15/37	1,785,436
1,000,000	Hidalgo Cnty TX Ctfs Oblig	3.00%	08/15/41	826,008
850,000	Hidalgo Cnty TX Ctfs Oblig	5.25%	08/15/42	934,560
2,310,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AGM, AMT	5.00%	07/01/37	2,455,071
3,770,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AGM, AMT	5.25%	07/01/41	4,098,762
275,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AMT, AGM	5.25%	07/01/48	293,471
1,770,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,809,107
2,750,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	2,811,758
2,000,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/38	1,969,542
1,180,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/38	1,162,030
250,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/40	244,191
750,000	Houston TX Arpt Sys Rev United Airls Inc Terminal E Proj, Ser A, AMT	4.00%	07/01/41	725,217
2,000,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	1,933,798
2,505,000	Houston TX Util Sys Rev Ref Subord First Lien, Ser B	5.00%	11/15/36	2,568,210
2,225,000	Houston TX Util Sys Rev Subord First Lien Ref, Ser A	5.25%	11/15/49	2,436,573
2,500,000	Houston TX, Ser A	5.25%	03/01/49	2,735,433
1,500,000	Irving TX Indep Sch Dist	5.00%	02/15/42	1,614,779
675,000	Justin TX Spl Assmnt Rev Timberbrook Pub Imp Dt #1 Imp Area #2 Proj (d)	3.38%	09/01/41	551,398
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (d)	4.63%	09/01/39	487,358
140,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (d)	4.35%	08/15/25	141,190
140,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (d)	4.20%	08/15/25	141,028
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (d)	5.13%	09/01/38	1,291,771
1,000,000	Leonard TX Indep Sch Dist, BAM	5.00%	02/15/42	1,063,690
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	516,478
3,795,000	Liberty Hill TX Indep Sch Dist Ref, Ser A	5.00%	02/01/36	4,185,745
330,000	Lindsay TX Indep Sch Dist	5.00%	02/15/40	364,172
400,000	Lower CO River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/37	413,469
2,125,000	Lower CO River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/38	2,193,899
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$2,635,000	Lubbock TX Elec Light & Pwr Sys	4.00%	04/15/41	$2,611,980
1,500,000	McGregor TX Indep Sch Distn	5.00%	02/15/44	1,630,441
370,000	Mission TX Ctfs Oblig, AGM	5.00%	02/15/30	389,115
1,570,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, BAM	3.00%	12/15/35	1,430,831
700,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (d)	4.25%	09/15/51	608,734
2,003,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impt Proj (d)	4.75%	09/15/41	1,939,929
2,150,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/32	2,223,122
2,205,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser A	5.00%	01/01/34	2,210,252
1,200,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/32	1,243,358
1,000,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	5.25%	01/01/38	1,112,427
5,950,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	4.00%	01/02/38	5,976,019
2,000,000	New Hope Cultural Edu Facs Fin Corp TX Edu Rev Ref Jubilee Acad Ctr (d)	4.00%	08/15/36	1,914,479
1,085,000	New Hope Cultural Edu Facs Fin Corp TX Hosp Rev Ref Childrens Hlth Sys of TX Proj, Ser A	4.00%	08/15/37	1,061,641
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,436,664
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,217,131
505,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/32	560,862
500,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/37	551,607
1,550,000	Northside TX Indep Sch Dist Ref, Ser A	4.00%	08/15/33	1,571,208
2,500,000	Pecos Barstow Toyah TX Indep Sch Dist	5.00%	02/15/39	2,538,864
3,500,000	Pecos Barstow Toyah TX Indep Sch Dist	5.00%	02/15/40	3,550,879
1,012,000	Princeton TX Spl Assmnt Rev Winchester Pub Impr Dist #2 Proj (d)	5.13%	09/01/42	993,691
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/41	1,121,217
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/42	1,112,858
1,000,000	Quinlan TX Indep Sch Dist	5.25%	08/15/43	1,108,675
515,000	Robinson TX Ctfs Oblig	5.00%	08/15/36	572,952
595,000	Robinson TX Ctfs Oblig	5.00%	08/15/39	654,611
425,000	Robinson TX Ctfs Oblig	5.00%	08/15/40	465,322
5,185,000	Round Rock TX Indep Sch Dist Ref Sch Bldg	3.00%	08/01/37	4,795,413
1,120,000	San Antonio TX Elec & Gas Rev Ref, Ser B	5.25%	02/01/49	1,228,376
1,000,000	San Antonio TX Tax Nts	5.00%	02/01/26	1,023,681
1,155,000	San Antonio TX Wtr Rev Junior Lien, Ser B	5.00%	05/15/41	1,283,394
1,215,000	San Antonio TX Wtr Rev Junior Lien, Ser B	5.00%	05/15/42	1,343,072
1,250,000	San Antonio TX Wtr Rev Junior Lien, Ser B	5.00%	05/15/43	1,372,656
4,710,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Methodist Hosp of Dallas Proj	4.00%	10/01/41	4,595,950
2,200,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	4.00%	11/15/34	2,207,594
2,690,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	2,727,422
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Var Baylor Scott & White Hlth Proj, Ser F (Mandatory put 11/15/30)	5.00%	11/15/52	816,172
440,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/40	479,467
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,075,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj	5.00%	10/01/44	$1,152,243
1,500,000	Tarrant Cnty TX Hosp Dist	5.25%	08/15/37	1,662,308
1,000,000	Temple TX JNR Clg Dist	3.00%	07/01/39	852,219
1,180,000	Travis Cnty TX	4.00%	03/01/41	1,170,442
1,000,000	TX St Dept of Hsg & Cmnty Affairs Mf Hsg Rev Var Nts Aspen Park (Mandatory put 03/01/26)	5.00%	03/01/41	1,005,313
4,000,000	TX St Muni Gas Acq & Sply Corp IV, Ser A (Mandatory put 01/01/30)	5.50%	01/01/54	4,309,580
1,500,000	TX St Muni Gas Acq & Sply Corp IV, Ser B	5.50%	01/01/32	1,635,451
1,000,000	TX St Muni Gas Acq & Sply Corp IV, Ser B	5.50%	01/01/34	1,120,830
8,505,000	TX St Muni Gas Acq & Sply Corp IV, Ser B (Mandatory put 01/01/34)	5.50%	01/01/54	9,524,584
1,750,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr Lien Bond Surface Transprtn Corp, AMT	5.38%	06/30/37	1,892,513
1,795,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr Lien Bond Surface Transprtn Corp, AMT	5.50%	06/30/41	1,927,823
5,000,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr N Tarrant Express Managed Lanes Proj, Ser A	5.00%	12/31/34	5,285,637
2,450,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr N Tarrant Express Managed Lanes Proj, Ser A	5.00%	12/31/36	2,577,473
4,000,000	TX St Ref	5.00%	10/01/43	4,419,808
2,000,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref Second Tier, Ser C	5.00%	08/15/36	2,229,036
500,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref Second Tier, Ser C	5.00%	08/15/40	543,370
250,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref Second Tier, Ser C	5.00%	08/15/42	269,205
2,510,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser A	5.00%	08/15/39	2,664,661
1,000,000	TX St Univ Sys Fing Rev Ref	5.00%	03/15/43	1,085,280
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	827,678
2,175,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund Master Trust	5.00%	10/15/34	2,447,975
5,000,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund Master Trust	4.70%	10/15/41	5,312,277
1,500,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund Master Trust, Ser A	5.00%	10/15/49	1,627,464
3,000,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund, Ser A	4.88%	10/15/48	3,186,129
150,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/26	153,625
4,105,000	Univ of N TX Univ Rev Ref, Ser A	5.00%	04/15/38	4,222,620
1,235,000	Univ of TX TX Permanent Univ Fnd Ref, Ser B	5.00%	07/01/43	1,366,100
1,700,000	Univ of TX TX Permanent Univ Fnd Ref, Ser B	5.00%	07/01/44	1,874,440
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,570,677
500,000	Viridian TX Muni Mgmt Dist Ref Util Impt, BAM	6.00%	12/01/26	500,970
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	155,178
125,000	Viridian TX Muni Mgmt Dist Util Impt, BAM	5.00%	12/01/26	125,143
1,605,000	W Harris Cnty TX Regl Wtr Auth Wtr Sys Rev Ref, BAM	3.00%	12/15/36	1,418,654
1,290,000	Walnut Creek Spl Util Dist TX Wtr Sys Rev, AGM	4.38%	01/10/40	1,320,782
1,350,000	Walnut Creek Spl Util Dist TX Wtr Sys Rev, AGM	4.50%	01/10/41	1,387,571
2,000,000	Woodsboro TX Indep Sch Dist	5.00%	08/15/43	2,157,144
				219,800,723
	Utah — 1.1%
4,400,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (d)	4.00%	03/01/51	3,690,706
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah (Continued)
$2,000,000	Firefly Pub Infra Dist #1 UT Spl Assmnt Firefly Assmnt Area #1, Ser A-2 (d)	5.63%	12/01/43	$2,052,900
4,000,000	Intermountain Pwr Agy UT Pwr Sply Rev Ref, Ser A	5.00%	07/01/42	4,297,264
1,360,000	Intermountain Pwr Agy UT Pwr Sply Rev, Ser A	5.25%	07/01/43	1,496,664
1,750,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-1	4.00%	06/01/52	1,474,840
2,750,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	2,285,513
700,000	Ogden City UT Muni Bldg Auth Lease Rev, Ser A	5.00%	01/15/43	754,488
1,050,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.25%	07/01/37	1,154,976
1,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.25%	07/01/43	1,076,755
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/32	407,022
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/37	329,083
1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (d)	5.00%	06/15/49	1,491,912
750,000	UT St Telecommunication Open Infra Agy Sales Tax Ref	5.25%	06/01/33	849,543
1,145,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A (Pre-refunded maturity 06/15/25)	5.00%	06/15/35	1,157,471
				22,519,137
	Vermont — 0.2%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	550,584
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	747,260
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	590,464
2,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (d)	4.63%	04/01/36	2,051,135
				3,939,443
	Virginia — 1.9%
2,000,000	Botetourt Cnty VA Rsdl Care Fac Rev Ref Glebe Inc, Ser A	6.00%	07/01/44	2,003,030
1,365,000	Fairfax Cnty VA Econ Dev Auth Fac Rev Sustainable Bond Cnty Fac Proj, Ser A	5.00%	10/01/39	1,488,886
3,000,000	Gloucester Cnty VA Indl Dev Auth Sol Wst Disp Rev Var Wst Mgmt Svsc Remk, Ser A, AMT (Mandatory put 07/01/27)	4.25%	09/01/38	3,018,652
5,335,000	Isle of Wight Cnty VA Econ Dev Auth Riverside Hlth Sys, AGM	5.25%	07/01/43	5,886,205
4,590,000	Loudoun Cnty VA, Ser A	4.00%	12/01/41	4,629,100
200,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/36	192,598
350,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/46	308,266
4,585,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	4,666,653
2,200,000	VA St Small Busn Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	01/01/37	2,316,470
2,000,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Lifespire of VA, Ser A (e)	5.00%	12/01/39	2,108,750
750,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA	4.00%	12/01/31	754,785
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,618,442
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	1,025,149
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	281,428
1,790,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Westminster Canterbury on Chesapeake Bay, Ser A	6.50%	09/01/43	2,032,036
1,000,000	Williamsburg VA Econ Dev Auth Stdt Hsg Rev William & Mary Proj, Ser A, AGM	5.25%	07/01/53	1,077,817
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia (Continued)
$2,500,000	Winchester VA Econ Dev Auth Rev Ref Valley Hlth Sys, Ser A	5.00%	01/01/42	$2,729,136
1,185,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Prerefunded Ref (Pre- refunded maturity 12/01/26)	5.00%	12/01/34	1,233,724
1,180,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Unrefunded Ref	5.00%	12/01/34	1,223,304
				38,594,431
	Washington — 3.0%
1,235,000	Benton Cnty WA Pub Util Dist #1 Ref	4.00%	11/01/36	1,248,242
1,250,000	Centrl Puget Sound WA Regl Transit Auth Sales & Use Tax Sustainable Bond Ref & Impt, Ser S-1 (Pre-refunded maturity 11/01/25)	5.00%	11/01/35	1,273,790
945,000	Centrl Puget Sound WA Regl Transit Auth Sales Tax & Mtr Ve Sustainable Bond, Ser S-1	5.00%	11/01/31	979,098
585,000	Pierce Cnty WA Sch Dist #403 Bethel	5.00%	12/01/36	623,268
2,000,000	Port of Seattle WA Rev Intermediate Lien, Ser C, AMT	5.00%	05/01/30	2,061,908
2,445,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/33	2,608,602
5,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/39	5,269,900
1,725,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/46	1,781,593
1,895,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/35	2,014,735
2,315,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/37	2,446,725
2,000,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/39	2,112,086
1,325,000	Port of Seattle WA Rev, Ser A, AMT	5.00%	05/01/36	1,355,516
2,195,000	Seattle WA Muni Light & Pwr Rev Sustainable Bond, Ser A	4.00%	07/01/38	2,225,677
750,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/42	806,472
1,000,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/44	1,068,040
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	529,790
3,025,000	Spokane Cnty WA Arpt Rev, Ser B, AMT (e)	5.25%	01/01/40	3,260,838
5,000,000	WA St Bid Grp 2, Ser 2024-A	5.00%	08/01/41	5,510,802
1,760,000	WA St Convention Ctr Pub Facs Dist Sub	4.00%	07/01/58	1,539,591
3,240,000	WA St Convention Ctr Pub Facs Dist Sub For Exchange Pur Sustainable Bd 2021 1st Priority, Ser B	4.00%	07/01/58	2,834,247
305,000	WA St Hlth Care Facs Auth Seattle Cancer Care Alliance (d)	5.00%	12/01/28	324,993
450,000	WA St Hlth Care Facs Auth Seattle Cancer Care Alliance (d)	5.00%	12/01/32	486,989
2,100,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Heron’s Key, Ser A (Pre-refunded maturity 07/01/25) (d)	7.00%	07/01/45	2,142,450
1,580,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/38	1,696,527
2,000,000	WA St Hsg Fin Commn Nonprofit Rev Radford Court & Nordheim Court Portfolio	5.50%	07/01/44	2,172,920
2,371,686	WA St Hsg Fin Commn Sustainable Ctf, Ser A-1	3.50%	12/20/35	2,233,365
3,000,000	WA St Ref, Ser D	4.00%	07/01/39	3,039,897
4,000,000	WA St, Ser A-1	5.00%	08/01/37	4,038,961
2,000,000	WA St, Ser C	5.00%	02/01/41	2,152,238
				59,839,260
	West Virginia — 0.0%
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	1,001,899
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin — 1.8%
$1,255,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/36	$1,273,557
1,375,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (d)	5.00%	06/15/54	1,337,642
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (d)	5.00%	07/01/40	476,965
845,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (d)	4.20%	07/15/27	845,245
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (d)	5.13%	07/15/37	1,269,607
2,750,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/51	2,321,032
805,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	800,907
1,730,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	1,730,261
2,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	1,944,002
1,275,000	Pub Fin Auth WI Edu Rev Triad Eductnl Svcs Inc, Ser A	4.00%	06/15/41	1,180,257
610,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	628,158
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	1,011,843
1,200,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	4.00%	11/15/37	1,203,179
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (d)	5.00%	10/01/43	1,003,836
1,500,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (f)	6.50%	01/01/41	1,202,019
2,000,000	Pub Fin Auth WI Rev Sustainable Fargo Moorhead Met Area Flood Mgmnt, AMT	4.00%	03/31/56	1,696,268
600,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/37	572,800
535,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/38	503,380
1,595,000	Pub Fin Auth WI Stdt Hsg Rev NC A&T Real Estate Fdtn LLC Proj, Ser B	5.00%	06/01/39	1,620,632
1,750,000	Pub Fin Auth WI Tax Incr Rev Miami Worldcenter Proj, Ser A (d)	5.00%	06/01/41	1,795,734
1,000,000	Public Fin Auth WI Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj Remk, Ser A-3, AMT (Mandatory put 02/03/25)	4.25%	09/01/27	1,000,000
750,000	WI St Hlth & Eductnl Facs Auth Rev Bellin Memorial Hosp Inc, Ser A	5.00%	12/01/39	810,381
1,555,000	WI St Hlth & Eductnl Facs Auth Rev Fort Hlthcare Inc, Ser A	5.00%	10/01/36	1,680,330
2,000,000	WI St Hlth & Eductnl Facs Auth Rev Marshfield Clinic Hlth Sys Inc, Ser A	5.25%	02/15/35	2,199,076
2,000,000	WI St Hlth & Eductnl Facs Auth Rev Marshfield Clinic Hlth Sys Inc, Ser A	5.25%	02/15/36	2,189,383
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohlth Care Oblig Grp	5.00%	08/15/31	1,175,509
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohlth Care Oblig Grp	5.00%	08/15/33	175,076
1,890,000	WI St Hlth & Eductnl Facs Auth Rev Var Fort Hlthcare Inc, Ser B (Mandatory put 10/03/34)	5.00%	10/01/54	2,066,438
				35,713,517
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wyoming — 0.1%
$1,750,000	Consol Muni Elec Pwr Sys Wy Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/38	$1,947,634
1,000,000	Consol Muni Elec Pwr Sys Wy Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/39	1,107,522
				3,055,156

	Total Investments — 99.8%			2,022,078,407
	(Cost $2,019,959,686)
	Net Other Assets and Liabilities — 0.2%			3,469,073
	Net Assets — 100.0%			$2,025,547,480
Futures Contracts at October 31, 2024 (See Note 2C - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Short	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
Ultra 10-Year U.S. Treasury Notes	348	Dec-2024	$(39,585,000)	$395,579

(a)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(b)	This issuer is in default.
(c)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $98,578,292 or 4.9% of net assets.

(e)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2024. Interest will begin accruing on the security’s first settlement date.
(f)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2D - Restricted Securities in the Notes to Financial Statements).

(g)	Zero coupon security.

Abbreviations throughout the Portfolio of Investments:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
BANS	– Bond Anticipation Notes
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
GARVEE	– Grant Anticipation Revenue Vehicle
NATL-RE	– National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$2,022,078,407	$—	$2,022,078,407	$—
Futures Contracts**	395,579	395,579	—	—
Total	$2,022,473,986	$395,579	$2,022,078,407	$—

*	See Portfolio of Investments for state and territory breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$2,022,078,407
Cash	1,667,828
Cash segregated as collateral	904,800
Receivables:
Interest	27,190,360
Variation margin	65,250
Capital shares sold	5,371
Total Assets	2,051,912,016

LIABILITIES:
Payables:
Investment securities purchased	17,572,832
Capital shares redeemed	7,672,508
Investment advisory fees	1,119,196
Total Liabilities	26,364,536
NET ASSETS	$2,025,547,480

NET ASSETS consist of:
Paid-in capital	$2,198,827,970
Par value	396,000
Accumulated distributable earnings (loss)	(173,676,490)
NET ASSETS	$2,025,547,480
NET ASSET VALUE, per share	$51.15
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	39,600,002
Investments, at cost	$2,019,959,686
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$75,501,624
Total investment income	75,501,624

EXPENSES:
Investment advisory fees	12,791,968
Total expenses	12,791,968
NET INVESTMENT INCOME (LOSS)	62,709,656

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(14,312,115)
Futures contracts	(3,261,783)
Net realized gain (loss)	(17,573,898)
Net change in unrealized appreciation (depreciation) on:
Investments	130,344,578
Futures contracts	(3,474,968)
Net change in unrealized appreciation (depreciation)	126,869,610
NET REALIZED AND UNREALIZED GAIN (LOSS)	109,295,712
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,005,368
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$62,709,656	$56,871,145
Net realized gain (loss)	(17,573,898)	(28,931,451)
Net change in unrealized appreciation (depreciation)	126,869,610	23,234,895
Net increase (decrease) in net assets resulting from operations	172,005,368	51,174,589

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(62,393,365)	(56,623,548)
Return of capital	(126,888)	(397,855)
Total distributions to shareholders	(62,520,253)	(57,021,403)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	210,173,712	299,607,198
Cost of shares redeemed	(104,140,869)	(241,542,715)
Net increase (decrease) in net assets resulting from shareholder transactions	106,032,843	58,064,483
Total increase (decrease) in net assets	215,517,958	52,217,669

NET ASSETS:
Beginning of period	1,810,029,522	1,757,811,853
End of period	$2,025,547,480	$1,810,029,522

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	37,550,002	36,350,002
Shares sold	4,100,000	6,000,000
Shares redeemed	(2,050,000)	(4,800,000)
Shares outstanding, end of period	39,600,002	37,550,002
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$48.20	$48.36	$56.51	$55.40	$55.38
Income from investment operations:
Net investment income (loss)	1.63 (a)	1.52 (a)	1.20	1.13	1.23
Net realized and unrealized gain (loss)	2.95	(0.16)	(8.17)	1.12	0.05
Total from investment operations	4.58	1.36	(6.97)	2.25	1.28
Distributions paid to shareholders from:
Net investment income	(1.63)	(1.51)	(1.18)	(1.12)	(1.23)
Return of capital	(0.00) (b)	(0.01)	—	(0.02)	(0.03)
Total distributions	(1.63)	(1.52)	(1.18)	(1.14)	(1.26)
Net asset value, end of period	$51.15	$48.20	$48.36	$56.51	$55.40
Total return (c)	9.53%	2.73%	(12.47)% (d)	4.06% (d)	2.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,025,547	$1,810,030	$1,757,812	$2,393,405	$1,714,485
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.65%	0.60%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	3.19%	3.01%	2.23%	1.99%	2.24%
Portfolio turnover rate (e)	29%	35%	63%	9%	35%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.

(d)
During the fiscal years ended October 31, 2022 and 2021, the Fund received reimbursements from the advisor in the amounts of $5,130 and
$4,688, respectively, each representing less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on Nasdaq, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2024, the Fund held $16,385,333 of when-issued or delayed-delivery securities. At October 31, 2024, the Fund had no forward purchase commitments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $904,800 is shown as “Cash segregated as collateral” on the Statement of Assets and Liabilities.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2024, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1, 7.25%, 09/01/51	02/12/21 - 10/14/21	$5,900,000	$100.88	$6,330,536	$5,952,106	0.29%
Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj, 5.88%, 01/01/33	10/23/20 - 11/12/20	4,250,000	89.36	4,260,631	3,797,690	0.19
Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A, 6.50%, 01/01/41	12/17/21	1,500,000	80.13	1,500,000	1,202,019	0.06
				$12,091,167	$10,951,815	0.54%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$95,389	$170,078
Capital gains	—	—
Tax-exempt income	62,297,976	56,453,470
Return of capital	126,888	397,855
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(176,143,015)
Net unrealized appreciation (depreciation)	2,466,525
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024
when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $176,143,015 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(3,361)	$3,361	$—
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,020,007,461	$30,524,522	$(28,057,997)	$2,466,525
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Prior to November 6, 2023, First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which was covered under the annual unitary management fee. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
Effective November 6, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024
Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to November 6, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH was responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $701,587,018 and $556,776,667, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Borrowings
Effective February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, entered into a new Credit Agreement with BNY as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the credit agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. Prior to February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV and First Trust Series Fund, had a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Scotia charged a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2024.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$395,579	Unrealized depreciation on futures contracts*	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(3,261,783)
Net change in unrealized appreciation (depreciation) on futures contracts	(3,474,968)
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2024, which is indicative of the volume of this derivative type, was $57,319,531.
The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs,

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024
transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2026.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Managed Municipal ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Managed Municipal ETF (FMB)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services

Other Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024 (Unaudited)
provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2023 and outperformed the Performance Universe median and underperformed the benchmark index for the three-year and five-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their

Other Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2024 (Unaudited)
exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended October 31, 2024, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2024:

Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.85%
Alternative Minimum Tax (AMT)	16.91%

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund III

First Trust Long/Short Equity ETF (FTLS)

First Trust Long/Short Equity ETF (FTLS)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Long/Short Equity ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS — 96.5%
	Aerospace & Defense — 0.8%
129,929	Howmet Aerospace, Inc.	$12,956,520
	Air Freight & Logistics — 1.5%
87,498	FedEx Corp. (a)	23,961,327
	Automobile Components — 0.1%
11,839	LCI Industries	1,317,444
	Automobiles — 0.4%
36,193	General Motors Co.	1,837,157
25,061	Thor Industries, Inc.	2,608,349
28,505	Winnebago Industries, Inc.	1,597,420
		6,042,926
	Banks — 6.4%
22,131	Atlantic Union Bankshares Corp.	836,552
26,519	Bancorp (The), Inc. (b)	1,332,845
15,856	Bank of Hawaii Corp.	1,145,279
484,069	Citigroup, Inc. (a)	31,062,708
90,343	Columbia Banking System, Inc.	2,575,679
27,120	Commerce Bancshares, Inc.	1,695,000
24,470	Customers Bancorp, Inc. (b)	1,128,801
36,265	East West Bancorp, Inc.	3,535,475
54,483	Eastern Bankshares, Inc.	889,707
37,473	First Hawaiian, Inc.	927,082
25,368	Glacier Bancorp, Inc.	1,322,941
58,434	JPMorgan Chase & Co.	12,967,673
20,348	Pinnacle Financial Partners, Inc.	2,145,696
18,087	Texas Capital Bancshares, Inc. (b)	1,391,795
332,596	Truist Financial Corp.	14,318,258
404,635	U.S. Bancorp	19,547,917
19,627	UMB Financial Corp.	2,153,671
27,611	United Bankshares, Inc.	1,040,382
		100,017,461
	Beverages — 0.2%
9,750	Boston Beer (The) Co., Inc., Class A (b)	2,837,933
	Biotechnology — 1.4%
129,138	ADMA Biologics, Inc. (b)	2,106,241
89,508	Alkermes PLC (b)	2,300,355
122,521	Amicus Therapeutics, Inc. (b)	1,399,190
136,072	BioCryst Pharmaceuticals, Inc. (b)	1,089,937
27,556	CareDx, Inc. (b)	609,814
83,739	Exelixis, Inc. (b)	2,780,135
114,859	Insmed, Inc. (b)	7,727,713
38,455	Myriad Genetics, Inc. (b)	844,472
62,659	Twist Bioscience Corp. (b)	2,528,917
35,974	Veracyte, Inc. (b)	1,213,763
		22,600,537
	Broadline Retail — 2.5%
195,731	Amazon.com, Inc. (a) (b)	36,484,258
61,945	Global-e Online Ltd. (b)	2,381,166
		38,865,424
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Building Products — 1.4%
13,433	AZZ, Inc.	$1,023,326
20,007	Carlisle Cos., Inc.	8,447,556
4,706	CSW Industrials, Inc.	1,661,689
26,126	Griffon Corp.	1,642,803
71,146	Hayward Holdings, Inc. (b)	1,156,834
87,065	Masco Corp.	6,957,364
45,885	Zurn Elkay Water Solutions Corp.	1,656,448
		22,546,020
	Capital Markets — 4.0%
427,311	Charles Schwab (The) Corp. (a)	30,266,438
106,398	CME Group, Inc.	23,977,853
104,515	DigitalBridge Group, Inc.	1,639,840
60,449	Northern Trust Corp.	6,076,334
		61,960,465
	Chemicals — 0.7%
21,633	Avient Corp.	1,008,314
17,902	Cabot Corp.	1,930,373
96,378	CF Industries Holdings, Inc.	7,925,163
		10,863,850
	Commercial Services & Supplies — 1.6%
27,647	ABM Industries, Inc.	1,466,950
12,116	Brady Corp., Class A	861,932
76,077	Cintas Corp.	15,657,408
71,812	Veralto Corp.	7,338,468
		25,324,758
	Communications Equipment — 0.5%
88,246	Extreme Networks, Inc. (b)	1,317,513
24,902	F5, Inc. (b)	5,824,080
		7,141,593
	Construction Materials — 0.3%
17,404	Eagle Materials, Inc.	4,968,146
	Consumer Finance — 1.0%
122,813	Ally Financial, Inc.	4,304,596
35,739	Bread Financial Holdings, Inc.	1,781,589
184,247	Synchrony Financial	10,159,379
		16,245,564
	Consumer Staples Distribution & Retail — 1.4%
82,565	BJ’s Wholesale Club Holdings, Inc. (b)	6,995,732
17,422	Sprouts Farmers Market, Inc. (b)	2,237,508
167,183	Sysco Corp.	12,530,366
		21,763,606
	Containers & Packaging — 0.3%
49,146	Crown Holdings, Inc.	4,597,608
	Diversified Consumer Services — 0.5%
15,816	Bright Horizons Family Solutions, Inc. (b)	2,110,962
31,548	Frontdoor, Inc. (b)	1,567,620
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Diversified Consumer Services (Continued)
8,744	Grand Canyon Education, Inc. (b)	$1,198,890
49,077	H&R Block, Inc.	2,931,369
		7,808,841
	Electrical Equipment — 0.2%
13,226	Acuity Brands, Inc.	3,976,926
	Electronic Equipment, Instruments & Components — 1.1%
178,707	Flex Ltd. (b)	6,195,772
86,185	Jabil, Inc.	10,608,512
6,945	Plexus Corp. (b)	1,000,774
		17,805,058
	Energy Equipment & Services — 0.2%
48,901	Cactus, Inc., Class A	2,899,340
	Entertainment — 0.8%
115,560	Cinemark Holdings, Inc. (b)	3,437,910
65,096	Liberty Media Corp.-Liberty Formula One, Class C (b)	5,197,264
40,523	TKO Group Holdings, Inc. (b)	4,731,871
		13,367,045
	Financial Services — 2.5%
36,479	Berkshire Hathaway, Inc., Class B (a) (b)	16,449,111
23,253	Essent Group Ltd.	1,395,413
170,254	Fidelity National Information Services, Inc.	15,276,891
243,904	Marqeta, Inc., Class A (b)	1,380,497
76,577	MGIC Investment Corp.	1,917,488
26,399	NMI Holdings, Inc. (b)	1,021,113
123,603	Payoneer Global, Inc. (b)	1,065,458
		38,505,971
	Food Products — 0.8%
26,335	Cal-Maine Foods, Inc.	2,311,686
210,760	Conagra Brands, Inc.	6,099,394
6,287	Lancaster Colony Corp.	1,091,423
33,592	Pilgrim’s Pride Corp. (b)	1,627,197
47,415	Simply Good Foods (The) Co. (b)	1,595,989
		12,725,689
	Health Care Providers & Services — 0.3%
7,046	Addus HomeCare Corp. (b)	876,664
75,929	Option Care Health, Inc. (b)	1,749,404
14,259	Universal Health Services, Inc., Class B	2,913,256
		5,539,324
	Hotels, Restaurants & Leisure — 0.9%
84,543	Brinker International, Inc. (b)	8,683,411
288,365	Penn Entertainment, Inc. (b)	5,695,209
		14,378,620
	Household Durables — 1.3%
20,072	Green Brick Partners, Inc. (b)	1,385,169
166,461	Leggett & Platt, Inc.	1,997,532
912	NVR, Inc. (b)	8,347,362
64,109	Toll Brothers, Inc.	9,388,122
		21,118,185
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Household Products — 1.2%
193,057	Colgate-Palmolive Co.	$18,091,371
	Insurance — 4.3%
96,642	Aflac, Inc.	10,127,115
67,823	Allstate (The) Corp.	12,650,346
15,744	Assurant, Inc.	3,018,125
25,137	Axis Capital Holdings Ltd.	1,967,222
56,398	Globe Life, Inc.	5,955,629
9,138	Hanover Insurance Group (The), Inc.	1,355,440
17,192	Kemper Corp.	1,070,546
6,892	Kinsale Capital Group, Inc.	2,950,534
59,613	Old Republic International Corp.	2,082,282
9,008	Palomar Holdings, Inc. (b)	808,648
7,687	Primerica, Inc.	2,127,838
7,200	RLI Corp.	1,122,984
20,593	Selective Insurance Group, Inc.	1,870,256
62,116	Travelers (The) Cos., Inc.	15,276,809
80,140	W.R. Berkley Corp.	4,581,604
		66,965,378
	Interactive Media & Services — 4.2%
120,482	Alphabet, Inc., Class A (a)	20,615,675
100,274	Alphabet, Inc., Class C (a)	17,316,317
36,893	Cargurus, Inc. (b)	1,144,421
46,392	Meta Platforms, Inc., Class A (a)	26,331,171
		65,407,584
	IT Services — 3.4%
88,391	Accenture PLC, Class A (a)	30,478,984
89,328	Okta, Inc. (b)	6,421,790
112,586	Twilio, Inc., Class A (b)	9,080,061
37,239	VeriSign, Inc. (b)	6,585,345
		52,566,180
	Life Sciences Tools & Services — 1.2%
84,519	10X Genomics, Inc., Class A (b)	1,354,840
120,453	Illumina, Inc. (b)	17,362,095
		18,716,935
	Machinery — 3.2%
25,410	Allison Transmission Holdings, Inc.	2,715,313
35,637	Parker-Hannifin Corp.	22,596,353
79,475	Pentair PLC	7,877,562
36,426	REV Group, Inc.	965,289
14,004	Snap-on, Inc.	4,623,140
70,974	Stanley Black & Decker, Inc.	6,596,323
57,998	Toro (The) Co.	4,667,679
		50,041,659
	Marine Transportation — 0.6%
34,352	Global Ship Lease, Inc., Class A	819,295
13,593	Matson, Inc.	2,105,420
264,037	ZIM Integrated Shipping Services Ltd.	6,281,440
		9,206,155
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining — 1.2%
89,374	Alamos Gold, Inc., Class A	$1,803,567
29,926	Carpenter Technology Corp.	4,473,937
30,299	Franco-Nevada Corp.	4,019,466
774,075	Kinross Gold Corp.	7,802,676
		18,099,646
	Mortgage REITs — 0.1%
52,527	ARMOUR Residential REIT, Inc.	984,881
	Oil, Gas & Consumable Fuels — 8.1%
109,309	Antero Midstream Corp.	1,570,770
39,758	California Resources Corp.	2,066,223
226,293	Canadian Natural Resources Ltd.	7,698,488
364,547	Cenovus Energy, Inc.	5,858,270
85,229	Cheniere Energy, Inc.	16,311,126
69,026	Diamondback Energy, Inc.	12,201,726
107,804	EnLink Midstream LLC	1,599,811
47,223	Hess Midstream, L.P., Class A (c)	1,636,277
695,796	Kinder Morgan, Inc.	17,053,960
111,054	Magnolia Oil & Gas Corp., Class A	2,807,445
130,719	Marathon Petroleum Corp.	19,015,693
793,252	Petroleo Brasileiro S.A., ADR	10,669,240
113,060	Plains All American Pipeline, L.P. (d)	1,839,486
44,373	Scorpio Tankers, Inc.	2,585,615
32,732	TORM PLC, Class A	851,032
154,464	Valero Energy Corp. (a)	20,043,249
42,425	Viper Energy, Inc.	2,201,858
19,508	Williams (The) Cos., Inc.	1,021,634
		127,031,903
	Paper & Forest Products — 0.3%
42,326	Louisiana-Pacific Corp.	4,186,041
9,397	West Fraser Timber Co., Ltd.	849,489
		5,035,530
	Passenger Airlines — 0.1%
21,022	SkyWest, Inc. (b)	2,001,294
	Pharmaceuticals — 4.0%
18,266	Amphastar Pharmaceuticals, Inc. (b)	922,981
22,735	Collegium Pharmaceutical, Inc. (b)	776,173
16,131	Eli Lilly & Co. (a)	13,384,536
37,501	Jazz Pharmaceuticals PLC (b)	4,126,235
184,825	Johnson & Johnson (a)	29,546,125
60,458	Novartis AG, ADR	6,553,647
12,819	Prestige Consumer Healthcare, Inc. (b)	945,401
138,195	Royalty Pharma PLC, Class A	3,731,265
26,465	Supernus Pharmaceuticals, Inc. (b)	901,663
51,098	Verona Pharma PLC, ADR (b)	1,733,755
		62,621,781
	Professional Services — 0.2%
5,518	ICF International, Inc.	930,280
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Professional Services (Continued)
16,967	Korn Ferry	$1,198,718
18,298	Maximus, Inc.	1,581,679
		3,710,677
	Real Estate Management & Development — 0.1%
136,829	Redfin Corp. (b)	1,418,917
	Retail REITs — 0.2%
64,772	Kite Realty Group Trust	1,662,697
54,548	Retail Opportunity Investments Corp.	845,494
		2,508,191
	Semiconductors & Semiconductor Equipment — 7.3%
94,354	Broadcom, Inc. (a)	16,018,479
22,038	Impinj, Inc. (b)	4,187,000
499,381	NVIDIA Corp. (a)	66,297,821
173,727	QUALCOMM, Inc. (a)	28,277,544
		114,780,844
	Software — 5.1%
51,713	Clear Secure, Inc., Class A	1,902,004
194,352	Dropbox, Inc., Class A (b)	5,023,999
226,675	Gen Digital, Inc.	6,598,509
157,949	Microsoft Corp. (a)	64,182,576
32,068	Open Text Corp.	962,040
19,452	Progress Software Corp.	1,246,679
		79,915,807
	Specialized REITs — 0.6%
27,026	EPR Properties	1,226,170
36,601	National Storage Affiliates Trust	1,542,732
192,670	VICI Properties, Inc.	6,119,199
		8,888,101
	Specialty Retail — 2.3%
83,165	Academy Sports & Outdoors, Inc.	4,229,772
120,943	Lowe’s Cos., Inc. (a)	31,666,506
		35,896,278
	Technology Hardware, Storage & Peripherals — 8.9%
493,623	Apple, Inc. (a)	111,514,372
413,156	HP, Inc.	14,675,301
25,287	Logitech International S.A.	2,065,948
95,552	NetApp, Inc.	11,018,101
		139,273,722
	Textiles, Apparel & Luxury Goods — 1.1%
66,782	Crocs, Inc. (b)	7,200,435
47,870	Ralph Lauren Corp.	9,474,909
		16,675,344
	Tobacco — 3.3%
411,961	Altria Group, Inc. (a)	22,435,396
226,593	Philip Morris International, Inc. (a)	30,068,891
		52,504,287
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
Trading Companies & Distributors — 0.3%
19,464	GMS, Inc. (b)	$1,749,619
36,251	MSC Industrial Direct Co., Inc., Class A	2,866,367
4,615,986
Wireless Telecommunication Services — 2.1%
147,940	T-Mobile US, Inc. (a)	33,014,290
	Total Common Stocks	1,512,108,922
(Cost $1,428,642,292)
EXCHANGE-TRADED FUNDS — 1.0%
Capital Markets — 1.0%
20,620	iShares Russell 1000 Value ETF	3,869,962
146,187	Schwab U.S. Large-Cap Value ETF	3,875,417
73,498	SPDR Portfolio S&P 500 Value ETF	3,838,066
22,497	Vanguard Value ETF	3,873,083
	Total Exchange-Traded Funds	15,456,528
(Cost $15,203,884)
MONEY MARKET FUNDS — 0.9%
13,832,974	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (e)	13,832,974
(Cost $13,832,974)
	Total Investments — 98.4%	1,541,398,424
(Cost $1,457,679,150)
COMMON STOCKS SOLD SHORT — (28.9)%
Aerospace & Defense — (1.4)%
(4,998)	AeroVironment, Inc. (b)	(1,074,370)
(7,919)	Boeing (The) Co. (b)	(1,182,386)
(23,684)	BWX Technologies, Inc.	(2,883,527)
(24,223)	CAE, Inc. (b)	(426,325)
(15,955)	Embraer S.A., ADR (b)	(534,812)
(27,093)	General Dynamics Corp.	(7,900,590)
(2,690)	General Electric Co.	(462,088)
(8,851)	Huntington Ingalls Industries, Inc.	(1,637,081)
(43,685)	Kratos Defense & Security Solutions, Inc. (b)	(992,523)
(19,232)	Leonardo DRS, Inc. (b)	(578,306)
(9,063)	Lockheed Martin Corp.	(4,948,851)
(22,620,859)
Automobiles — (0.7)%
(469)	Ferrari N.V.	(223,188)
(32,364)	Rivian Automotive, Inc., Class A (b)	(326,877)
(31,232)	Tesla, Inc. (b)	(7,803,315)
(12,911)	Toyota Motor Corp., ADR	(2,233,861)
(10,587,241)
Banks — (1.8)%
(30,932)	Bank of Montreal	(2,818,524)
(5,468)	Community Financial System, Inc.	(334,313)
(13,755)	First Financial Bankshares, Inc.	(497,106)
(92,768)	HDFC Bank Ltd., ADR	(5,847,167)
(70,789)	HSBC Holdings PLC, ADR	(3,265,497)
(94,124)	ING Groep N.V., ADR	(1,595,402)
(3,752)	International Bancshares Corp.	(229,848)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Banks (Continued)
(3,984)	Lakeland Financial Corp.	$(259,239)
(90,276)	Mitsubishi UFJ Financial Group, Inc., ADR	(955,120)
(36,873)	PNC Financial Services Group (The), Inc.	(6,942,080)
(33,898)	Royal Bank of Canada	(4,097,929)
(10,129)	SouthState Corp.	(987,881)
(5,547)	Triumph Financial, Inc. (b)	(490,188)
(28,320,294)
Beverages — (1.2)%
(44,654)	Coca-Cola Europacific Partners PLC	(3,393,704)
(2,818)	Constellation Brands, Inc., Class A	(654,734)
(28,308)	Diageo PLC, ADR	(3,514,722)
(32,935)	Fomento Economico Mexicano S.A.B. de C.V., ADR	(3,191,072)
(52,339)	PepsiCo, Inc.	(8,692,461)
(19,446,693)
Biotechnology — (0.1)%
(2,808)	Argenx SE, ADR (b)	(1,646,330)
Broadline Retail — (0.3)%
(47,659)	Alibaba Group Holding Ltd., ADR	(4,669,629)
Capital Markets — (0.3)%
(71,999)	Bank of New York Mellon (The) Corp.	(5,425,845)
Chemicals — (1.3)%
(33,446)	Air Products and Chemicals, Inc.	(10,385,987)
(5,229)	Albemarle Corp.	(495,343)
(15,355)	Aspen Aerogels, Inc. (b)	(273,933)
(19,634)	Linde PLC	(8,956,049)
(20,111,312)
Commercial Services & Supplies — (0.6)%
(37,573)	ACV Auctions, Inc., Class A (b)	(649,637)
(1,753)	Clean Harbors, Inc. (b)	(405,399)
(5,181)	MSA Safety, Inc.	(859,787)
(31,876)	Waste Management, Inc.	(6,880,434)
(8,795,257)
Communications Equipment — (0.4)%
(13,227)	Motorola Solutions, Inc.	(5,943,552)
(27,185)	Viasat, Inc. (b)	(260,976)
(6,204,528)
Construction & Engineering — (0.1)%
(15,138)	Ameresco, Inc., Class A (b)	(465,796)
(7,034)	Dycom Industries, Inc. (b)	(1,226,237)
(4,150)	Stantec, Inc.	(336,814)
(2,028,847)
Construction Materials — (0.6)%
(11,921)	Martin Marietta Materials, Inc.	(7,061,285)
(8,346)	Vulcan Materials Co.	(2,286,220)
(9,347,505)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Consumer Finance — (0.1)%
(60,071)	SoFi Technologies, Inc. (b)	$(670,993)
(10,559)	Upstart Holdings, Inc. (b)	(514,012)
(1,185,005)
Consumer Staples Distribution & Retail — (0.3)%
(63,571)	Kroger (The) Co.	(3,545,355)
(4,781)	PriceSmart, Inc.	(397,205)
(5,759)	Walmart, Inc.	(471,950)
(4,414,510)
Containers & Packaging — (0.2)%
(5,162)	Avery Dennison Corp.	(1,068,689)
(9,735)	Packaging Corp. of America	(2,228,731)
(7,275)	Silgan Holdings, Inc.	(376,408)
(3,673,828)
Distributors — (0.1)%
(12,610)	A-Mark Precious Metals, Inc.	(489,899)
(12,092)	Genuine Parts Co.	(1,386,952)
(1,876,851)
Diversified Telecommunication Services — (0.3)%
(37,562)	BCE, Inc.	(1,211,750)
(16,252)	Cogent Communications Holdings, Inc.	(1,304,548)
(90,937)	TELUS Corp.	(1,437,714)
(3,954,012)
Electrical Equipment — (0.6)%
(39,234)	Bloom Energy Corp., Class A (b)	(376,646)
(24,415)	Eaton Corp. PLC	(8,095,526)
(2,518)	EnerSys	(243,893)
(22,615)	Sunrun, Inc. (b)	(326,787)
(9,042,852)
Electronic Equipment, Instruments & Components — (0.5)%
(36,789)	Arlo Technologies, Inc. (b)	(373,776)
(5,294)	CDW Corp.	(996,490)
(2,900)	Coherent Corp. (b)	(268,076)
(8,194)	Insight Enterprises, Inc. (b)	(1,433,294)
(11,967)	Keysight Technologies, Inc. (b)	(1,783,203)
(2,992)	OSI Systems, Inc. (b)	(395,572)
(6,641)	PAR Technology Corp. (b)	(391,753)
(18,641)	Trimble, Inc. (b)	(1,127,780)
(29,022)	Vontier Corp.	(1,076,136)
(7,846,080)
Energy Equipment & Services — (0.4)%
(46,406)	Baker Hughes Co.	(1,767,140)
(47,193)	Noble Corp. PLC	(1,509,232)
(41,295)	Schlumberger N.V.	(1,654,691)
(17,085)	Valaris Ltd. (b)	(864,501)
(5,795,564)
Entertainment — (1.1)%
(1,546)	Electronic Arts, Inc.	(233,214)
(2,676)	Netflix, Inc. (b)	(2,023,136)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Entertainment (Continued)
(10,371)	Sea Ltd., ADR (b)	$(975,393)
(27,153)	Take-Two Interactive Software, Inc. (b)	(4,391,183)
(101,367)	Walt Disney (The) Co.	(9,751,505)
(17,374,431)
Financial Services — (0.1)%
(6,932)	Apollo Global Management, Inc.	(993,078)
(57,873)	AvidXchange Holdings, Inc. (b)	(476,874)
(23,513)	Cannae Holdings, Inc.	(466,733)
(49,743)	UWM Holdings Corp.	(320,345)
(2,257,030)
Food Products — (0.4)%
(75,512)	Mondelez International, Inc., Class A	(5,171,062)
(30,344)	Utz Brands, Inc.	(522,523)
(5,693,585)
Ground Transportation — (0.7)%
(71,583)	Canadian Pacific Kansas City Ltd.	(5,523,344)
(39,625)	Lyft, Inc., Class A (b)	(513,936)
(15,493)	Norfolk Southern Corp.	(3,879,912)
(8,274)	Ryder System, Inc.	(1,210,321)
(614)	Saia, Inc. (b)	(300,007)
(11,427,520)
Health Care Equipment & Supplies — (2.0)%
(18,712)	Abbott Laboratories	(2,121,379)
(28,202)	Alcon AG	(2,593,174)
(71,835)	Alphatec Holdings, Inc. (b)	(563,905)
(41,520)	Cooper (The) Cos., Inc. (b)	(4,346,314)
(48,371)	GE HealthCare Technologies, Inc.	(4,225,207)
(3,439)	Glaukos Corp. (b)	(454,808)
(17,995)	Haemonetics Corp. (b)	(1,280,524)
(9,050)	Intuitive Surgical, Inc. (b)	(4,559,752)
(6,649)	iRhythm Technologies, Inc. (b)	(481,654)
(31,163)	Neogen Corp. (b)	(445,008)
(5,692)	PROCEPT BioRobotics Corp. (b)	(512,280)
(8,182)	RxSight, Inc. (b)	(414,500)
(8,990)	STERIS PLC	(1,994,431)
(6,580)	Stryker Corp.	(2,344,322)
(49,734)	Zimmer Biomet Holdings, Inc.	(5,317,559)
(31,654,817)
Health Care Providers & Services — (0.6)%
(2,867)	HCA Healthcare, Inc.	(1,028,508)
(21,093)	HealthEquity, Inc. (b)	(1,798,178)
(10,164)	UnitedHealth Group, Inc.	(5,737,578)
(8,564,264)
Health Care Technology — (0.0)%
(22,539)	Schrodinger, Inc. (b)	(396,574)
Hotels, Restaurants & Leisure — (0.5)%
(10,715)	MakeMyTrip Ltd. (b)	(1,087,465)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Hotels, Restaurants & Leisure (Continued)
(21,008)	McDonald’s Corp.	$(6,136,647)
(2,344)	Royal Caribbean Cruises Ltd.	(483,685)
(7,707,797)
Household Durables — (0.2)%
(138,130)	Sony Group Corp., ADR	(2,431,088)
Household Products — (0.3)%
(16,235)	Energizer Holdings, Inc.	(520,657)
(23,191)	Procter & Gamble (The) Co.	(3,830,689)
(4,351,346)
Industrial Conglomerates — (0.3)%
(34,457)	3M Co.	(4,426,691)
(1,381)	Honeywell International, Inc.	(284,044)
(4,710,735)
Insurance — (0.0)%
(25,535)	Lemonade, Inc. (b)	(606,967)
Interactive Media & Services — (0.0)%
(15,713)	Ziff Davis, Inc. (b)	(727,040)
IT Services — (0.2)%
(2,071)	CGI, Inc. (b)	(229,280)
(113,065)	Infosys Ltd., ADR	(2,364,189)
(12,004)	Kyndryl Holdings, Inc. (b)	(274,772)
(2,868,241)
Leisure Products — (0.1)%
(66,764)	Mattel, Inc. (b)	(1,360,650)
Life Sciences Tools & Services — (0.4)%
(9,351)	Azenta, Inc. (b)	(384,233)
(742)	Thermo Fisher Scientific, Inc.	(405,369)
(12,000)	Waters Corp. (b)	(3,877,320)
(2,657)	West Pharmaceutical Services, Inc.	(818,170)
(5,485,092)
Machinery — (1.0)%
(15,195)	Cummins, Inc.	(4,998,851)
(18,309)	Deere & Co.	(7,409,469)
(4,733)	Oshkosh Corp.	(483,902)
(29,503)	PACCAR, Inc.	(3,076,573)
(15,968,795)
Media — (1.1)%
(228,103)	Comcast Corp., Class A	(9,961,258)
(84,844)	Interpublic Group of Companies (The), Inc.	(2,494,414)
(15,400)	News Corp., Class A	(419,650)
(39,234)	Omnicom Group, Inc.	(3,962,634)
(7,215)	Trade Desk (The), Inc., Class A (b)	(867,315)
(17,705,271)
Metals & Mining — (0.1)%
(37,965)	Cia de Minas Buenaventura SAA, ADR	(495,823)
(7,522)	Teck Resources Ltd., Class B	(349,698)
(845,521)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Oil, Gas & Consumable Fuels — (1.0)%
(1,560)	Chevron Corp.	$(232,159)
(8,230)	ConocoPhillips	(901,514)
(26,817)	Coterra Energy, Inc.	(641,463)
(14,320)	EQT Corp.	(523,253)
(14,928)	Expand Energy Corp.	(1,264,700)
(56,576)	Exxon Mobil Corp.	(6,606,945)
(16,436)	Frontline PLC	(320,338)
(33,253)	Green Plains, Inc. (b)	(406,684)
(19,752)	South Bow Corp. (b)	(493,010)
(98,764)	TC Energy Corp.	(4,593,514)
(7,646)	Vista Energy S.A.B. de C.V., ADR (b)	(381,229)
(16,364,809)
Personal Care Products — (0.4)%
(45,963)	Coty, Inc., Class A (b)	(341,965)
(36,692)	Haleon PLC, ADR	(355,546)
(78,263)	Unilever PLC, ADR	(4,766,999)
(5,464,510)
Pharmaceuticals — (0.2)%
(6,207)	Dr Reddy’s Laboratories Ltd., ADR	(458,697)
(71,731)	GSK PLC, ADR	(2,636,832)
(3,095,529)
Professional Services — (1.4)%
(28,426)	Dun & Bradstreet Holdings, Inc.	(337,985)
(10,888)	Equifax, Inc.	(2,885,538)
(11,492)	NV5 Global, Inc. (b)	(262,592)
(59,573)	Paychex, Inc.	(8,300,306)
(10,857)	Thomson Reuters Corp.	(1,776,640)
(29,352)	Verisk Analytics, Inc.	(8,063,581)
(30,698)	Verra Mobility Corp. (b)	(797,227)
(22,423,869)
Real Estate Management & Development — (0.0)%
(6,141)	Howard Hughes Holdings, Inc. (b)	(466,962)
Semiconductors & Semiconductor Equipment — (1.7)%
(2,750)	Advanced Micro Devices, Inc. (b)	(396,192)
(3,093)	Applied Materials, Inc.	(561,627)
(1,770)	ARM Holdings PLC, ADR (b)	(250,101)
(230,721)	ASE Technology Holding Co., Ltd., ADR	(2,205,693)
(8,998)	ASML Holding N.V.	(6,051,605)
(13,141)	Credo Technology Group Holding Ltd. (b)	(495,416)
(7,148)	Diodes, Inc. (b)	(418,015)
(1,209)	First Solar, Inc. (b)	(235,126)
(15,151)	Ichor Holdings Ltd. (b)	(413,016)
(175,675)	Intel Corp.	(3,780,526)
(24,968)	Micron Technology, Inc.	(2,488,061)
(5,543)	NXP Semiconductors N.V.	(1,299,833)
(59,593)	STMicroelectronics N.V.	(1,617,354)
(26,216)	Texas Instruments, Inc.	(5,326,043)
(36,763)	Wolfspeed, Inc. (b)	(489,316)
(26,027,924)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
Software — (3.1)%
(13,078)	ACI Worldwide, Inc. (b)	$(643,438)
(14,613)	Appian Corp., Class A (b)	(522,415)
(34,418)	Cadence Design Systems, Inc. (b)	(9,503,498)
(21,859)	Confluent, Inc., Class A (b)	(572,050)
(13,207)	Dolby Laboratories, Inc., Class A	(962,790)
(15,710)	Guidewire Software, Inc. (b)	(2,926,145)
(11,332)	InterDigital, Inc.	(1,704,786)
(26,786)	MARA Holdings, Inc. (b)	(449,201)
(66,181)	Oracle Corp.	(11,107,819)
(9,591)	Palo Alto Networks, Inc. (b)	(3,455,925)
(17,858)	SAP SE, ADR	(4,172,343)
(5,156)	ServiceNow, Inc. (b)	(4,810,496)
(8,097)	Synopsys, Inc. (b)	(4,158,700)
(6,101)	Tyler Technologies, Inc. (b)	(3,694,705)
(48,684,311)
Specialty Retail — (0.2)%
(42,449)	American Eagle Outfitters, Inc.	(831,576)
(1,716)	Burlington Stores, Inc. (b)	(425,173)
(1,682)	RH (b)	(534,960)
(34,213)	Valvoline, Inc. (b)	(1,378,100)
(3,169,809)
Textiles, Apparel & Luxury Goods — (0.0)%
(8,559)	Birkenstock Holding PLC (b)	(393,714)
Trading Companies & Distributors — (0.4)%
(2,856)	AerCap Holdings N.V.	(267,179)
(4,695)	Fastenal Co.	(367,055)
(17,924)	FTAI Aviation Ltd.	(2,409,703)
(4,465)	GATX Corp.	(615,098)
(3,625)	United Rentals, Inc.	(2,946,400)
(6,605,435)
Wireless Telecommunication Services — (0.1)%
(25,859)	Rogers Communications, Inc., Class B	(939,199)
	Total Investments Sold Short — (28.9)%	(452,765,877)
(Proceeds $446,080,105)
	Net Other Assets and Liabilities — 30.5%	477,633,596
	Net Assets — 100.0%	$1,566,266,143
Futures Contracts at October 31, 2024 (See Note 2D - Futures Contracts in the Notes to Financial Statements):

Futures Contracts Short	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
S&P 500 E-mini Futures	413	Dec-2024	$(118,500,025)	$(396,341)

(a)	This security or a portion of this security is segregated as collateral for investments sold short. At October 31, 2024, the segregated value of these securities amounts to $325,176,532.
(b)	Non-income producing security.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2024
(d)	Security is a Master Limited Partnership (“MLP”).
(e)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$1,512,108,922	$1,512,108,922	$—	$—
Exchange-Traded Funds*	15,456,528	15,456,528	—	—
Money Market Funds	13,832,974	13,832,974	—	—
Total Investments	$1,541,398,424	$1,541,398,424	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$(452,765,877)	$(452,765,877)	$—	$—
Futures Contracts**	(396,341)	(396,341)	—	—
Total	$(453,162,218)	$(453,162,218)	$—	$—

*	See Portfolio of Investments for industry breakout.
**
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$1,541,398,424
Restricted Cash	465,269,171
Cash segregated as collateral	9,855,333
Receivables:
Capital shares sold	6,366,981
Variation margin	2,321,706
Dividends	1,047,877
Margin interest rebate	691,097
Reclaims	17,689
Total Assets	2,026,968,278

LIABILITIES:
Investments sold short, at value	452,765,877
Payables:
Investment securities purchased	6,213,642
Investment advisory fees	1,245,737
Dividends on investments sold short	476,879
Total Liabilities	460,702,135
NET ASSETS	$1,566,266,143

NET ASSETS consist of:
Paid-in capital	$1,671,490,097
Par value	246,000
Accumulated distributable earnings (loss)	(105,469,954)
NET ASSETS	$1,566,266,143
NET ASSET VALUE, per share	$63.67
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	24,600,002
Investments, at cost	$1,457,679,150
Investments sold short, proceeds	$446,080,105
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Dividends	$19,601,732
Margin interest rebate	16,979,900
Margin interest income	294,020
Interest	14,529
Foreign withholding tax	(148,285)
Total investment income	36,741,896

EXPENSES:
Investment advisory fees	11,272,429
Dividend expense on investments sold short	5,056,881
Margin interest expense	71,684
Total expenses	16,400,994
NET INVESTMENT INCOME (LOSS)	20,340,902

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(44,257,443)
In-kind redemptions	266,692,947
Investments sold short	(52,551,671)
Futures contracts	(18,863,562)
Foreign currency transactions	4,121
Net realized gain (loss)	151,024,392
Net change in unrealized appreciation (depreciation) on:
Investments	83,610,616
Investments sold short	(36,454,951)
Futures contracts	(4,764,698)
Foreign currency translation	(146)
Net change in unrealized appreciation (depreciation)	42,390,821
NET REALIZED AND UNREALIZED GAIN (LOSS)	193,415,213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$213,756,115
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$20,340,902	$12,183,440
Net realized gain (loss)	151,024,392	10,077,966
Net change in unrealized appreciation (depreciation)	42,390,821	37,191,723
Net increase (decrease) in net assets resulting from operations	213,756,115	59,453,129

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(19,894,717)	(11,138,147)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,245,169,326	358,122,265
Cost of shares redeemed	(1,604,646,911)	(199,319,719)
Net increase (decrease) in net assets resulting from shareholder transactions	640,522,415	158,802,546
Total increase (decrease) in net assets	834,383,813	207,117,528

NET ASSETS:
Beginning of period	731,882,330	524,764,802
End of period	$1,566,266,143	$731,882,330

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	13,850,002	10,750,002
Shares sold	36,850,000	7,100,000
Shares redeemed	(26,100,000)	(4,000,000)
Shares outstanding, end of period	24,600,002	13,850,002
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$52.84	$48.82	$50.26	$41.86	$41.67
Income from investment operations:
Net investment income (loss)	1.04 (a)	0.96 (a)	0.19	(0.10)	0.05
Net realized and unrealized gain (loss)	10.79	3.93	(1.56)	8.63	0.25
Total from investment operations	11.83	4.89	(1.37)	8.53	0.30
Distributions paid to shareholders from:
Net investment income	(1.00)	(0.87)	(0.07)	(0.13)	(0.11)
Net asset value, end of period	$63.67	$52.84	$48.82	$50.26	$41.86
Total return (b)	22.52%	10.09%	(2.74)%	20.41%	0.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,566,266	$731,882	$524,765	$429,755	$301,375
Ratio of total expenses to average net assets (c)	1.38%	1.46%	1.41%	1.36%	1.55%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (c)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets (c)	1.71%	1.86%	0.40%	(0.28)%	0.09%
Portfolio turnover rate (d)	235%	280%	223%	250%	250%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Ratios of expenses to average net assets and ratio of net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses and income of underlying investment companies in which the Fund invests.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in its portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024
unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024
Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate (“OBFR”) plus 40 basis points and earns interest on credit margin balances at a rate equal to the OBFR less 30 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the OBFR less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended October 31, 2024, the Fund had margin interest income of $294,020 and margin interest expense of $71,684, as shown on the Statement of Operations. Restricted cash in the amount of $465,269,171, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2024.
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to gain long or short exposure to broad based equity indexes. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $5,956,453 is included in “Cash segregated as collateral” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$19,894,717	$11,138,147
Capital gains	—	—
Return of capital	—	—
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$3,267,280
Accumulated capital and other gain (loss)	(178,026,408)
Net unrealized appreciation (depreciation)	69,289,174
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $178,026,408 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$463,927	$(257,010,494)	$256,546,567
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,018,946,886	$112,841,500	$(43,552,180)	$69,289,320
G. Expenses
Expenses, other than the investment advisory fee, dividend and interest expense on investments sold short and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.87875%
Fund net assets greater than $10 billion	0.85500%
Prior to November 6, 2023, First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which was covered under the annual unitary management fee. In addition, the Fund incurs acquired fund fees and expenses.
Effective November 6, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to November 6, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH was responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for the Fund.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short, and in-kind transactions, were $2,323,435,494 and $2,341,949,543, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $1,153,993,539 and $1,295,265,899, respectively.
For the fiscal year ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $2,175,335,771 and $1,595,321,509, respectively. For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions in investments sold short.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Equity Risk	Unrealized appreciation on futures contracts*	$—	Unrealized depreciation on futures contracts*	$396,341

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on futures contracts	$(18,863,562)
Net change in unrealized appreciation (depreciation) on futures contracts	(4,764,698)
The average notional value of futures contracts outstanding during the fiscal year ended October 31, 2024, which is indicative of the volume of this derivative type, was $76,559,912.
The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024
Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2026.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Long/Short Equity ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services

Other Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024 (Unaudited)
provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and

Other Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024 (Unaudited)
noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Long/Short Equity ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $1,260,117. This figure is comprised of $71,556 paid (or to be paid) in fixed compensation and $1,188,561 paid (or to be paid) in variable compensation. There were a total of 28 beneficiaries of the remuneration described above. Those amounts include $164,436 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,095,681 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.
Federal Tax Information
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
75.22%	73.08%

Other Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2024 (Unaudited)
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2024, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund III

First Trust Emerging Markets Local Currency Bond ETF (FEMB)

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
October 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) — 90.3%
	Brazil — 9.4%
5,800,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	$952,128
37,300,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	5,892,861
33,500,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/31	5,133,790
28,500,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/33	4,283,868
17,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/35	2,511,588
				18,774,235
	Chile — 1.7%
325,000,000	Bonos de la Tesoreria de la Republica en pesos (CLP)	4.50%	03/01/26	337,315
3,010,000,000	Bonos de la Tesoreria de la Republica en pesos (CLP) (b) (c)	4.70%	09/01/30	2,979,862
				3,317,177
	Colombia — 6.2%
8,150,000,000	Colombian TES, Series B (COP)	7.75%	09/18/30	1,647,149
21,010,000,000	Colombian TES, Series B (COP)	7.00%	06/30/32	3,880,659
39,353,000,000	Colombian TES, Series B (COP)	7.25%	10/18/34	6,974,659
				12,502,467
	Czech Republic — 0.5%
22,740,000	Czech Republic Government Bond (CZK) (c)	2.40%	09/17/25	968,489
	Hungary — 4.9%
1,496,000,000	Hungary Government Bond (HUF)	5.50%	06/24/25	3,990,794
1,460,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	3,906,608
725,000,000	Hungary Government Bond (HUF)	7.00%	10/24/35	1,950,170
				9,847,572
	India — 1.8%
308,000,000	India Government Bond (INR)	6.10%	07/12/31	3,529,995
	Indonesia — 14.1%
104,863,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	6,907,662
118,599,000,000	Indonesia Treasury Bond (IDR)	9.00%	03/15/29	8,203,318
129,890,000,000	Indonesia Treasury Bond (IDR)	7.00%	09/15/30	8,372,464
34,395,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	2,411,441
35,486,000,000	Indonesia Treasury Bond (IDR)	8.25%	05/15/36	2,486,349
				28,381,234
	Israel — 1.5%
2,400,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	663,970
1,850,000	Israel Government Bond - Fixed (ILS)	3.75%	02/28/29	478,430
9,020,000	Israel Government Bond - Fixed (ILS)	1.30%	04/30/32	1,898,465
				3,040,865
	Malaysia — 10.1%
2,770,000	Malaysia Government Bond (MYR)	3.90%	11/30/26	638,446
10,900,000	Malaysia Government Bond (MYR)	3.73%	06/15/28	2,497,870
28,055,000	Malaysia Government Bond (MYR)	3.89%	08/15/29	6,467,797
14,200,000	Malaysia Government Bond (MYR)	4.50%	04/15/30	3,361,411
21,155,000	Malaysia Government Bond (MYR)	2.63%	04/15/31	4,484,447
12,030,000	Malaysia Government Bond (MYR)	4.64%	11/07/33	2,893,366
				20,343,337
	Mexico — 4.8%
97,310,000	Mexican Bonos, Series M (MXN)	7.50%	06/03/27	4,600,473
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Mexico (Continued)
57,560,000	Mexican Bonos, Series M (MXN)	8.50%	05/31/29	$2,730,600
55,100,000	Mexican Bonos, Series M (MXN)	7.50%	05/26/33	2,353,250
				9,684,323
	Peru — 2.5%
7,470,000	Peru Government Bond (PEN)	6.95%	08/12/31	2,054,875
11,870,000	Peru Government Bond (PEN)	6.90%	08/12/37	3,065,915
				5,120,790
	Philippines — 2.3%
275,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	4,646,251
	Poland — 4.9%
6,736,000	Republic of Poland Government Bond (PLN)	7.50%	07/25/28	1,799,997
23,375,000	Republic of Poland Government Bond (PLN)	1.75%	04/25/32	4,433,302
14,360,000	Republic of Poland Government Bond (PLN)	6.00%	10/25/33	3,612,682
				9,845,981
	Romania — 4.9%
30,590,000	Romania Government Bond (RON)	6.70%	02/25/32	6,629,117
16,615,000	Romania Government Bond (RON)	4.75%	10/11/34	3,109,832
				9,738,949
	South Africa — 9.5%
114,880,000	Republic of South Africa Government Bond, Series R186 (ZAR)	10.50%	12/21/26	6,779,571
148,080,000	Republic of South Africa Government Bond (ZAR)	8.25%	03/31/32	7,677,379
72,060,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	3,662,628
20,000,000	Republic of South Africa Government Bond (ZAR)	8.75%	01/31/44	907,710
				19,027,288
	Supranational — 5.7%
100,000,000	African Development Bank (ZAR)	(d)	04/05/46	631,653
277,020,000	Asian Development Bank (INR)	6.20%	10/06/26	3,266,735
186,000,000	European Bank for Reconstruction & Development (INR)	6.30%	10/26/27	2,176,383
201,000,000	Inter-American Development Bank (INR)	7.35%	10/06/30	2,425,422
62,000,000	International Bank for Reconstruction & Development (INR)	6.75%	07/13/29	729,081
116,000,000	International Finance Corp. (INR)	6.30%	11/25/24	1,379,260
62,500,000	International Finance Corp. (MXN)	(d)	02/22/38	903,571
				11,512,105
	Thailand — 4.9%
100,010,000	Thailand Government Bond (THB)	3.35%	06/17/33	3,180,327
207,750,000	Thailand Government Bond (THB)	3.39%	06/17/37	6,679,638
				9,859,965
	Turkey — 0.6%
11,800,000	Turkiye Government Bond (TRY)	10.60%	02/11/26	250,850
32,000,000	Turkiye Government Bond (TRY)	26.20%	10/05/33	869,905
				1,120,755

	Total Investments — 90.3%			181,261,778
	(Cost $190,099,097)
	Net Other Assets and Liabilities — 9.7%			19,509,778
	Net Assets — 100.0%			$200,771,556
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2024
Forward Foreign Currency Contracts at October 31, 2024 (See Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2024	Sale Value as of 10/31/2024	Unrealized Appreciation (Depreciation)
11/22/2024	BNY	CNH	31,800,000	USD	4,476,595	$4,471,857	$4,476,595	$(4,738)
11/22/2024	BNS	COP	5,000,000,000	USD	1,157,407	1,126,270	1,157,407	(31,137)
11/22/2024	JPM	INR	420,000,000	USD	4,990,554	4,990,629	4,990,554	75
11/22/2024	JPM	KRW	4,600,000,000	USD	3,379,768	3,336,173	3,379,768	(43,595)
11/22/2024	BNY	MXN	74,570,000	USD	3,731,581	3,712,491	3,731,581	(19,090)
11/22/2024	BNS	PEN	3,800,000	USD	1,008,975	1,006,729	1,008,975	(2,246)
11/22/2024	JPM	PHP	153,400,000	USD	2,649,075	2,639,022	2,649,075	(10,053)
11/22/2024	BNY	THB	100,500,000	USD	3,030,303	2,982,434	3,030,303	(47,869)
11/22/2024	BNY	TRY	173,000,000	USD	4,907,875	4,934,481	4,907,875	26,606
11/22/2024	BNS	USD	1,164,646	COP	5,000,000,000	1,164,646	1,126,270	38,376
11/22/2024	BNY	USD	926,796	CZK	21,500,000	926,796	924,006	2,790
11/22/2024	BNY	USD	4,639,060	HUF	1,720,000,000	4,639,060	4,578,179	60,881
11/22/2024	JPM	USD	1,929,136	IDR	30,000,000,000	1,929,136	1,910,250	18,886
11/22/2024	BNY	USD	3,985,564	ILS	15,000,000	3,985,564	4,018,309	(32,745)
11/22/2024	JPM	USD	2,055,406	INR	173,000,000	2,055,406	2,055,664	(258)
11/22/2024	BNY	USD	1,015,989	MXN	20,270,000	1,015,989	1,009,149	6,840
11/22/2024	BNY	USD	2,567,314	PLN	10,190,000	2,567,314	2,544,022	23,292
11/22/2024	BNY	USD	1,021,826	RON	4,700,000	1,021,826	1,027,166	(5,340)
11/22/2024	BNY	ZAR	57,800,000	USD	3,267,097	3,272,380	3,267,097	5,283
Net Unrealized Appreciation (Depreciation)								$(14,042)

(a)	Principal Value is in local currency in the security description.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2024, securities noted as such amounted to $2,979,862 or 1.5%
of net assets.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Zero coupon security.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2024
Abbreviations throughout the Portfolio of Investments:
BNS	– Bank of Nova Scotia
BNY	– Bank of New York (The)
BRL	– Brazilian Real
CLP	– Chilean Peso
CNH	– Chinese Yuan
CNY	– China Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
EUR	– Euro
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
JPM	– JPMorgan Chase and Co.
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
PEN	– Peruvian Nuevo Sol
PHP	– Philippine Peso
PLN	– Polish Zloty
RON	– Romanian New Leu
THB	– Thai Baht
TRY	– Turkish Lira
USD	– United States Dollar
ZAR	– South African Rand

Currency Exposure Diversification	% of Total Investments (including cash)‡
IDR	13.5%
ZAR	11.7
MYR	10.3
BRL	9.6
INR	8.4
MXN	7.7
THB	6.5
COP	6.4
RON	5.9
PLN	4.3
PHP	3.7
PEN	3.1
TRY	3.1
HUF	2.7
CNH	2.3
KRW	1.7
CLP	1.7
CZK	0.0‡‡
EUR	0.0‡‡
CNY	0.0‡‡
ILS	(0.5)
USD	(2.1)
Total	100.0%

‡	The weightings include the impact of currency forwards.
‡‡	Amount is less than 0.1%.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$181,261,778	$—	$181,261,778	$—
Forward Foreign Currency Contracts	183,029	—	183,029	—
Total	$181,444,807	$—	$181,444,807	$—

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$(197,071)	$—	$(197,071)	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
October 31, 2024

ASSETS:
Investments, at value	$181,261,778
Cash	9,187,481
Foreign currency, at value	6,012,158
Cash segregated as collateral	40,000
Unrealized appreciation on forward foreign currency contracts	183,029
Receivables:
Interest	3,015,184
Investment securities sold	1,408,915
Reclaims	23,461
Total Assets	201,132,006

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	197,071
Payables:
Investment advisory fees	146,322
Deferred foreign capital gains tax	17,057
Total Liabilities	360,450
NET ASSETS	$200,771,556

NET ASSETS consist of:
Paid-in capital	$255,454,841
Par value	73,500
Accumulated distributable earnings (loss)	(54,756,785)
NET ASSETS	$200,771,556
NET ASSET VALUE, per share	$27.32
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	7,350,002
Investments, at cost	$190,099,097
Foreign currency, at cost (proceeds)	$5,994,820
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest	$11,194,367
Foreign withholding tax	(187,341)
Total investment income	11,007,026

EXPENSES:
Investment advisory fees	1,392,785
Other expenses	73
Total expenses	1,392,858
NET INVESTMENT INCOME (LOSS)	9,614,168

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,440,763)
Forward foreign currency contracts	(1,272,509)
Foreign currency transactions	(192,460)
Foreign capital gains tax	(6,086)
Net realized gain (loss)	(3,911,818)
Net change in unrealized appreciation (depreciation) on:
Investments	3,978,729
Forward foreign currency contracts	(234,054)
Foreign currency translation	(32,100)
Deferred foreign capital gains tax	(2,488)
Net change in unrealized appreciation (depreciation)	3,710,087
NET REALIZED AND UNREALIZED GAIN (LOSS)	(201,731)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,412,437
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets

	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$9,614,168	$7,625,309
Net realized gain (loss)	(3,911,818)	(11,973,890)
Net change in unrealized appreciation (depreciation)	3,710,087	21,104,562
Net increase (decrease) in net assets resulting from operations	9,412,437	16,755,981

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(8,062,892)	(4,460,951)
Return of capital	(1,219,236)	(2,920,302)
Total distributions to shareholders	(9,282,128)	(7,381,253)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	114,256,493	72,964,504
Cost of shares redeemed	(40,132,690)	(72,153,261)
Net increase (decrease) in net assets resulting from shareholder transactions	74,123,803	811,243
Total increase (decrease) in net assets	74,254,112	10,185,971

NET ASSETS:
Beginning of period	126,517,444	116,331,473
End of period	$200,771,556	$126,517,444

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,700,002	4,750,002
Shares sold	4,100,000	2,600,000
Shares redeemed	(1,450,000)	(2,650,000)
Shares outstanding, end of period	7,350,002	4,700,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$26.92	$24.49	$32.00	$34.36	$38.45
Income from investment operations:
Net investment income (loss)	1.64 (a)	1.55 (a)	1.74	1.84	1.66
Net realized and unrealized gain (loss)	0.33 (b)	2.38	(7.55)	(2.25)	(3.72)
Total from investment operations	1.97	3.93	(5.81)	(0.41)	(2.06)
Distributions paid to shareholders from:
Net investment income	(1.36)	(0.91)	—	(1.48)	(0.04)
Return of capital	(0.21)	(0.59)	(1.70)	(0.47)	(1.99)
Total distributions	(1.57)	(1.50)	(1.70)	(1.95)	(2.03)
Net asset value, end of period	$27.32	$26.92	$24.49	$32.00	$34.36
Total return (c)	7.33%	16.09%	(18.71)%	(1.53)%	(5.37)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$200,772	$126,517	$116,331	$259,230	$180,385
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	5.87%	5.65%	4.75%	4.55%	4.82%
Portfolio turnover rate (d)	48%	76%	43%	42%	59%

(a)	Based on average shares outstanding.
(b)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on Nasdaq, Inc. (“Nasdaq”). The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security, or economic data relating to the country of issue;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of a security;
 6)
the financial statements of the borrower/issuer or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management (for corporate debt only);
13)
the economic, political and social prospects/developments of the country of issue and the assessment of the country’s government leaders/officials (for sovereign debt only);
14)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
15)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Fund’s Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024
in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended October 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$8,062,892	$4,460,951
Capital gains	—	—
Return of capital	1,219,236	2,920,302
As of October 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(39,001,271)
Net unrealized appreciation (depreciation)	(15,755,514)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, the Fund had $39,001,271 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(2,286,214)	$2,286,214	$—
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$196,891,488	$1,401,258	$(17,045,010)	$(15,643,752)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.85000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.82875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.80750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.78625%
Fund net assets greater than $10 billion	0.76500%
Prior to November 6, 2023, First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month.
Effective November 6, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024
Prior to November 6, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH was responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments, derivatives, and in-kind transactions, were $133,991,399 and $73,129,090, respectively.
For the fiscal year ended October 31, 2024, the Fund had no in-kind transactions.
5. Borrowings
Effective February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, entered into a new Credit Agreement with BNY as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the credit agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. Prior to February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV and First Trust Series Fund, had a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Scotia charged a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2024.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$183,029	Unrealized depreciation on forward foreign currency contracts	$197,071

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(1,272,509)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(234,054)
The average notional value of forward foreign currency contracts during the fiscal year ended October 31, 2024, which is indicative of the volume of this derivative type, was $45,523,626.
7. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2024, derivative assets and liabilities (by type) on a gross basis are as follows:

	Gross Amount of Recognized Assets	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received
Forward Foreign Currency Contracts*	$183,029	$—	$183,029	$(162,126)	$—	$20,903

	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged
Forward Foreign Currency Contracts*	$(197,071)	$—	$(197,071)	$162,126	$—	$(34,945)

*	The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
8. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024
Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
9. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2026.
10. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the

Other Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024 (Unaudited)
Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 25, 2024 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2023, underperformed the Performance Universe median and outperformed the benchmark index for the three-year period ended December 31, 2023 and underperformed the Performance Universe median and the benchmark index for the five-year period ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The

Other Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024 (Unaudited)
Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. In addition, the Board considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that expenses incurred in providing services to the Fund are of a fixed nature and that no economies of scale have been identified from the provision of services to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee and that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not have any soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Remuneration Disclosure Under the Alternative Investment Fund Managers Directive
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2023, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $65,017. This figure is comprised of $2,860 paid (or to be paid) in fixed compensation and $62,157 paid (or to be paid) in variable compensation. There were a total of 26 beneficiaries of the remuneration described above. Those amounts include $32,479 paid (or to be paid) to senior management of First Trust Advisors L.P. and $32,538 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i.
to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii.
to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii.
to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.

Other Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2024 (Unaudited)
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Annual Financial Statements and Other Information
For the Year Ended October 31, 2024

First Trust Exchange-Traded Fund III

First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Europe ETF (RFEU)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
October 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS (a) (b) — 97.3%
	Australia — 8.3%
195,130	APA Group (AUD) (c)	$893,450
43,585	BHP Group Ltd. (AUD) (c)	1,210,901
50,909	Coles Group Ltd. (AUD) (c)	587,565
52,990	Fortescue Ltd. (AUD) (c)	663,584
119,775	Harvey Norman Holdings Ltd. (AUD) (c)	359,215
13,695	JB Hi-Fi Ltd. (AUD) (c)	734,903
155,856	Medibank Pvt Ltd. (AUD) (c)	366,289
175,490	Metcash Ltd. (AUD) (c)	352,008
9,253	Rio Tinto Ltd. (AUD) (c)	726,521
172,900	Stockland (AUD) (c)	584,681
93,444	Super Retail Group Ltd. (AUD) (c)	886,081
339,202	Ventia Services Group Pty Ltd. (AUD) (c)	1,018,725
316,846	Vicinity Ltd. (AUD) (c)	450,433
22,619	Wesfarmers Ltd. (AUD) (c)	995,032
11,724	Woodside Energy Group Ltd. (AUD) (c)	184,517
		10,013,905
	Austria — 0.3%
12,644	Wienerberger AG (EUR) (c)	381,863
	Belgium — 0.2%
31,605	Proximus SADP (EUR) (c)	230,812
	Bermuda — 0.2%
16,898	Orient Overseas International Ltd. (HKD) (c)	230,340
	Canada — 2.9%
25,849	ARC Resources Ltd. (CAD)	428,109
81,978	B2Gold Corp. (CAD)	270,836
34,610	Canadian Natural Resources Ltd. (CAD)	1,176,991
1,186	George Weston Ltd. (CAD)	188,119
20,063	Pembina Pipeline Corp. (CAD)	839,351
16,113	Suncor Energy, Inc. (CAD)	608,252
		3,511,658
	Cayman Islands — 0.6%
133,903	CK Hutchison Holdings Ltd. (HKD) (c)	704,213
	Denmark — 2.0%
253	AP Moller - Maersk A/S, Class A (DKK) (c)	385,810
254	AP Moller - Maersk A/S, Class B (DKK) (c)	401,768
14,578	Novo Nordisk A/S, Class B (DKK) (c)	1,635,142
		2,422,720
	Finland — 1.8%
5,972	Elisa Oyj (EUR)	284,267
Shares	Description	Value

	Finland (Continued)
110,825	Nordea Bank Abp (EUR) (c)	$1,297,425
11,602	Orion Oyj, Class B (EUR) (c)	564,304
		2,145,996
	France — 8.9%
29,567	AXA S.A. (EUR) (c)	1,110,160
24,380	BNP Paribas S.A. (EUR) (c)	1,665,006
1,811	Christian Dior SE (EUR) (c)	1,126,083
58,237	Credit Agricole S.A. (EUR) (c)	892,661
472	Hermes International S.C.A. (EUR) (c)	1,072,738
12,039	La Francaise des Jeux SAEM (EUR) (c) (d) (e)	514,610
1,348	LVMH Moet Hennessy Louis Vuitton SE (EUR) (c)	897,390
2,619	Sanofi S.A. (EUR) (c)	276,775
32,873	TotalEnergies SE (EUR) (c)	2,062,966
9,268	Vinci S.A. (EUR) (c)	1,038,207
		10,656,596
	Germany — 5.9%
5,670	Allianz SE (EUR) (c)	1,784,944
14,771	Bayer AG (EUR) (c)	398,033
8,084	Bayerische Motoren Werke AG (EUR) (c)	637,310
59,690	Deutsche Bank AG (EUR) (c)	1,014,118
20,379	DHL Group (EUR) (c)	818,614
23,050	Fresenius SE & Co. KGaA (EUR) (c) (f)	841,570
1,612	Hapag-Lloyd AG (EUR) (c) (d) (e)	282,696
14,616	Mercedes-Benz Group AG (EUR) (c)	887,931
1,696	SAP SE (EUR) (c)	395,990
		7,061,206
	Greece — 1.2%
26,999	Eurobank Ergasias Services and Holdings S.A. (EUR) (c)	55,867
57,563	Hellenic Telecommunications Organization S.A. (EUR) (c)	951,175
24,269	OPAP S.A. (EUR) (c)	414,638
		1,421,680
	Israel — 0.6%
10,021	First International Bank Of Israel (The) Ltd. (ILS) (c)	444,677
72,162	ICL Group Ltd. (ILS) (c)	296,236
		740,913
	Italy — 4.2%
22,562	ACEA S.p.A (EUR) (c)	428,174
18,383	Azimut Holding S.p.A. (EUR) (c)	454,694
46,230	Banca Mediolanum S.p.A (EUR) (c)	571,439
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Italy (Continued)
89,841	Banca Popolare di Sondrio S.p.A. (EUR) (c)	$670,067
53,746	Eni S.p.A. (EUR) (c)	818,722
81,559	Pirelli & C S.p.A. (EUR) (c) (d) (e)	445,666
50,280	Poste Italiane S.p.A. (EUR) (c) (d) (e)	707,003
73,754	Unipol Gruppo S.p.A. (EUR) (c)	916,613
		5,012,378
	Japan — 20.9%
28,900	Advantest Corp. (JPY) (c)	1,673,300
25,600	Bandai Namco Holdings, Inc. (JPY) (c)	536,733
24,700	Chugai Pharmaceutical Co., Ltd. (JPY) (c)	1,175,263
3,800	Disco Corp. (JPY) (c)	1,081,232
3,700	Fast Retailing Co., Ltd. (JPY) (c)	1,182,970
93,900	Honda Motor Co., Ltd. (JPY) (c)	944,363
7,400	Hoya Corp. (JPY) (c)	990,076
25,600	ITOCHU Corp. (JPY) (c)	1,266,376
642	Japan Metropolitan Fund Invest (JPY) (c)	394,035
36,500	Japan Tobacco, Inc. (JPY) (c)	1,018,987
25,600	KDDI Corp. (JPY) (c)	798,193
14,500	Mitsui OSK Lines Ltd. (JPY) (c)	493,661
51,900	Mizuho Financial Group, Inc. (JPY) (c)	1,078,015
61,800	MS&AD Insurance Group Holdings, Inc. (JPY) (c)	1,366,975
14,550	Nintendo Co., Ltd. (JPY) (c)	768,574
619,500	Nippon Telegraph & Telephone Corp. (JPY) (c)	597,716
25,200	Nippon Yusen KK (JPY) (c)	843,682
14,500	Niterra Co., Ltd. (JPY) (c)	410,950
18,200	Obic Co., Ltd. (JPY) (c)	594,729
3,700	Oracle Corp Japan (JPY) (c)	353,953
43,400	ORIX Corp. (JPY) (c)	914,433
28,300	Recruit Holdings Co., Ltd. (JPY) (c)	1,728,070
7,300	SCREEN Holdings Co., Ltd. (JPY) (c)	466,037
18,200	Sega Sammy Holdings, Inc. (JPY) (c)	342,508
29,400	Sekisui House Ltd. (JPY) (c)	710,056
11,000	Shinko Electric Industries Co., Ltd. (JPY) (c) (f)	393,375
34,000	Shionogi & Co., Ltd. (JPY) (c)	485,614
368,600	SoftBank Corp. (JPY) (c)	464,032
25,800	Takeda Pharmaceutical Co., Ltd. (JPY) (c)	719,851
22,100	Tokyo Gas Co., Ltd. (JPY) (c)	545,271
Shares	Description	Value

	Japan (Continued)
36,700	USS Co., Ltd. (JPY) (c)	$307,354
14,700	ZOZO, Inc. (JPY) (c)	476,654
		25,123,038
	Jersey — 0.3%
152,453	Man Group PLC (GBP) (c)	390,159
	Luxembourg — 0.5%
113,294	B&M European Value Retail S.A. (GBP) (c)	566,813
	Netherlands — 3.5%
2,218	ASML Holding N.V. (EUR) (c)	1,493,004
1,865	Ferrari N.V. (EUR) (c)	890,292
164,925	Koninklijke KPN N.V. (EUR) (c)	644,802
86,470	Stellantis N.V. (EUR) (c)	1,184,840
		4,212,938
	New Zealand — 0.2%
145,598	Spark New Zealand Ltd. (NZD) (c)	252,611
	Norway — 0.6%
28,323	Equinor ASA (NOK) (c)	673,017
	Portugal — 0.3%
81,826	Navigator (The) Co., S.A. (EUR) (c)	315,626
	Singapore — 1.5%
50,670	Hafnia Ltd. (NOK) (c)	298,243
185,100	Keppel DC REIT (SGD) (c)	318,829
241,000	Singapore Airlines Ltd. (SGD) (c)	1,175,624
		1,792,696
	Spain — 1.9%
114,597	Banco Bilbao Vizcaya Argentaria S.A. (EUR) (c)	1,140,775
32,605	Endesa S.A. (EUR) (c)	703,650
15,232	Logista Integral S.A. (EUR) (c)	466,671
		2,311,096
	Switzerland — 8.5%
29,352	ABB Ltd. (CHF) (c)	1,631,124
30,117	EFG International AG (CHF) (c)	411,564
2,410	Kuehne + Nagel International AG (CHF) (c)	601,630
12,800	Nestle S.A. (CHF) (c)	1,209,506
22,082	Novartis AG (CHF) (c)	2,396,036
1,289	Roche Holding AG (CHF) (c)	399,465
1,817	Roche Holding AG (CHF) (c)	617,530
4,421	Sandoz Group AG (CHF) (c)	201,546
7,656	SGS S.A. (CHF) (c)	810,516
62,559	UBS Group AG (CHF) (c)	1,913,554
		10,192,471
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	United Kingdom — 22.0%
32,329	3i Group PLC (GBP) (c)	$1,325,746
5,196	AstraZeneca PLC (GBP) (c)	739,362
458,651	Barclays PLC (GBP) (c)	1,406,004
79,081	Barratt Redrow PLC (GBP) (c)	455,635
21,055	Big Yellow Group PLC (GBP) (c)	326,526
34,015	BP PLC, ADR	998,680
324,152	BP PLC (GBP) (c)	1,585,378
29,396	British American Tobacco PLC (GBP) (c)	1,027,958
157,484	BT Group PLC (GBP) (c)	281,204
597,431	Centrica PLC (GBP) (c)	904,385
74,354	Evraz PLC (GBP) (c) (f) (g) (h)	0
2,335	GSK PLC (GBP) (c)	42,167
32,142	Hargreaves Lansdown PLC (GBP) (c)	451,078
270,612	HSBC Holdings PLC (GBP) (c)	2,483,697
47,832	IG Group Holdings PLC (GBP) (c)	553,450
33,829	Imperial Brands PLC (GBP) (c)	1,020,898
27,278	Inchcape PLC (GBP) (c)	252,301
51,647	Investec PLC (GBP) (c)	397,652
104,404	J Sainsbury PLC (GBP) (c)	359,443
26,642	Mondi PLC (GBP) (c)	431,422
67,907	National Grid PLC (GBP) (c)	852,655
245,166	NatWest Group PLC (GBP) (c)	1,161,665
144,076	OSB Group PLC (GBP) (c)	652,175
27,237	Reckitt Benckiser Group PLC (GBP) (c)	1,652,316
18,627	Rio Tinto PLC (GBP) (c)	1,203,833
91,668	Safestore Holdings PLC (GBP) (c)	956,033
78,674	Shell PLC (GBP) (c)	2,626,729
305,636	Taylor Wimpey PLC (GBP) (c)	577,864
28,213	Unilever PLC (GBP) (c)	1,721,060
		26,447,316
	Total Common Stocks	116,812,061
	(Cost $101,296,046)
MONEY MARKET FUNDS — 2.0%
2,484,322	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (i)	2,484,322
	(Cost $2,484,322)

	Total Investments — 99.3%	119,296,383
	(Cost $103,780,368)
	Net Other Assets and Liabilities — 0.7%	791,851
	Net Assets — 100.0%	$120,088,234

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At October 31, 2024, securities
noted as such are valued at $112,017,456 or 93.3% of net
assets. Certain of these securities are fair valued using a
factor provided by a third-party pricing service due to the
change in value between the foreign markets’ close and the
New York Stock Exchange close exceeding a certain
threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Non-income producing security.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of October 31, 2024.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
ILS	– Israeli Shekel
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SGD	– Singapore Dollar
USD	– United States Dollar

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2024
Currency Exposure Diversification	% of Total Investments
EUR	28.3%
GBP	22.1
JPY	21.1
CHF	8.6
AUD	8.4
CAD	2.9
USD	2.9
DKK	2.0
SGD	1.3
NOK	0.8
HKD	0.8
ILS	0.6
NZD	0.2
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$ 3,511,658	$ 3,511,658	$ —	$ —
Finland	2,145,996	284,267	1,861,729	—
United Kingdom	26,447,316	998,680	25,448,636	—**
Other Country Categories*	84,707,091	—	84,707,091	—
Money Market Funds	2,484,322	2,484,322	—	—
Total Investments	$119,296,383	$7,278,927	$112,017,456	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.8%
	Austria — 0.6%
2,188	Raiffeisen Bank International AG (EUR) (c)	$39,195
	Bermuda — 2.0%
2,832	Hiscox Ltd. (GBP) (c)	39,377
3,045	Stolt-Nielsen Ltd. (NOK)	86,643
		126,020
	Denmark — 2.5%
24	AP Moller - Maersk A/S, Class A (DKK) (c)	36,599
24	AP Moller - Maersk A/S, Class B (DKK) (c)	37,962
739	Novo Nordisk A/S, Class B (DKK) (c)	82,890
		157,451
	Finland — 3.7%
36,371	Nokia Oyj (EUR) (c)	172,108
837	Orion Oyj, Class B (EUR) (c)	40,710
1,039	TietoEVRY Oyj (EUR) (c)	19,358
		232,176
	France — 13.1%
554	Amundi S.A. (EUR) (c) (d) (e)	40,167
3,187	Bouygues S.A. (EUR) (c)	102,435
2,485	Carrefour S.A. (EUR) (c)	39,464
50	Christian Dior SE (EUR) (c)	31,090
223	Cie de Saint-Gobain S.A. (EUR) (c)	20,223
871	La Francaise des Jeux SAEM (EUR) (c) (d) (e)	37,231
223	LVMH Moet Hennessy Louis Vuitton SE (EUR) (c)	148,456
1,470	Rexel S.A. (EUR) (c)	40,501
262	Sanofi S.A. (EUR) (c)	27,688
1,447	Sodexo S.A. (EUR)	125,603
2,291	TotalEnergies SE (EUR) (c)	143,773
699	Vinci S.A. (EUR) (c)	78,302
		834,933
	Germany — 7.6%
444	Allianz SE (EUR) (c)	139,773
536	Brenntag SE (EUR) (c)	34,965
1,614	DHL Group (EUR) (c)	64,834
1,711	Fresenius SE & Co. KGaA (EUR) (c) (f)	62,470
2,236	Mercedes-Benz Group AG (EUR) (c)	135,838
447	Nemetschek SE (EUR) (c)	48,165
		486,045
	Greece — 2.4%
4,998	Hellenic Telecommunications Organization S.A. (EUR) (c)	82,587
Shares	Description	Value

	Greece (Continued)
4,275	National Bank of Greece S.A. (EUR) (c)	$33,493
2,004	OPAP S.A. (EUR) (c)	34,239
		150,319
	Israel — 0.5%
713	First International Bank Of Israel (The) Ltd. (ILS) (c)	31,639
	Italy — 5.5%
21,096	A2A S.p.A. (EUR) (c)	48,222
1,518	Azimut Holding S.p.A. (EUR) (c)	37,547
10,318	BPER Banca S.p.A. (EUR) (c)	62,822
11,554	Enel S.p.A. (EUR) (c)	87,626
4,823	Eni S.p.A. (EUR) (c)	73,470
10,305	Hera S.p.A. (EUR) (c)	39,422
		349,109
	Jersey — 1.9%
1,855	Experian PLC (GBP) (c)	90,535
11,043	Man Group PLC (GBP) (c)	28,262
		118,797
	Luxembourg — 2.4%
7,125	B&M European Value Retail S.A. (GBP) (c)	35,647
7,030	Tenaris S.A. (EUR) (c)	115,822
		151,469
	Netherlands — 7.5%
338	ASML Holding N.V. (EUR) (c)	227,518
82	Ferrari N.V. (EUR) (c)	39,144
9,087	Stellantis N.V. (EUR) (c)	124,513
508	Wolters Kluwer N.V. (EUR) (c)	85,387
		476,562
	Norway — 0.8%
2,184	Equinor ASA (NOK) (c)	51,897
	Portugal — 1.0%
2,590	Galp Energia SGPS S.A. (EUR) (c)	44,268
5,163	Navigator (The) Co., S.A. (EUR) (c)	19,915
		64,183
	Singapore — 1.4%
15,315	Hafnia Ltd. (NOK) (c)	90,144
	Spain — 4.3%
2,935	Acerinox S.A. (EUR) (c)	26,894
1,529	Amadeus IT Group S.A. (EUR) (c)	110,842
9,701	Banco Bilbao Vizcaya Argentaria S.A. (EUR) (c)	96,570
1,291	Logista Integral S.A. (EUR) (c)	39,553
		273,859
See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Sweden — 2.4%
449	Evolution AB (SEK) (c) (d) (e)	$42,452
1,014	Investor AB, Class A (SEK) (c)	28,788
10,034	Telefonaktiebolaget LM Ericsson, Class B (SEK) (c)	84,126
		155,366
	Switzerland — 13.1%
168	Kuehne + Nagel International AG (CHF) (c)	41,939
2,183	Nestle S.A. (CHF) (c)	206,277
1,769	Novartis AG (CHF) (c)	191,948
48	Partners Group Holding AG (CHF) (c)	66,040
571	Roche Holding AG (CHF) (c)	176,955
147	Roche Holding AG (CHF) (c)	49,960
433	SGS S.A. (CHF) (c)	45,840
87	Swisscom AG (CHF) (c)	53,008
		831,967
	United Kingdom — 27.1%
2,829	3i Group PLC (GBP) (c)	116,012
511	AstraZeneca PLC (GBP) (c)	72,713
4,985	Auto Trader Group PLC (GBP) (c) (d) (e)	53,826
10,206	Beazley PLC (GBP) (c)	99,491
5,696	BP PLC (GBP) (c)	27,858
2,716	British American Tobacco PLC (GBP) (c)	94,977
33,073	BT Group PLC (GBP) (c)	59,055
496	Diageo PLC (GBP) (c)	15,317
14,877	Drax Group PLC (GBP) (c)	119,836
2,119	Dunelm Group PLC (GBP) (c)	30,365
44,089	Evraz PLC (GBP) (c) (f) (g) (h)	0
5,707	GSK PLC (GBP) (c)	103,061
3,092	Hargreaves Lansdown PLC (GBP) (c)	43,393
7,509	HSBC Holdings PLC (GBP) (c)	68,918
10,984	Inchcape PLC (GBP) (c)	101,594
1,724	Intermediate Capital Group PLC (GBP) (c)	45,797
691	Intertek Group PLC (GBP) (c)	41,482
5,565	National Grid PLC (GBP) (c)	69,875
339	Next PLC (GBP) (c)	42,889
6,284	OSB Group PLC (GBP) (c)	28,445
2,590	RELX PLC (GBP) (c)	118,777
4,078	Shell PLC (GBP) (c)	136,154
17,790	Tesco PLC (GBP) (c)	78,555
2,538	Unilever PLC (GBP) (c)	154,824
		1,723,214
	Total Common Stocks	6,344,345
	(Cost $6,407,104)
Shares	Description	Value
MONEY MARKET FUNDS — 1.0%
61,418	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (i)	$61,418
	(Cost $61,418)

	Total Investments — 100.8%	6,405,763
	(Cost $6,468,522)
	Net Other Assets and Liabilities — (0.8)%	(50,911)
	Net Assets — 100.0%	$6,354,852

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At October 31, 2024, securities
noted as such are valued at $6,132,099 or 96.5% of net
assets. Certain of these securities are fair valued using a
factor provided by a third-party pricing service due to the
change in value between the foreign markets’ close and the
New York Stock Exchange close exceeding a certain
threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Non-income producing security.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of October 31, 2024.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2024
Abbreviations throughout the Portfolio of Investments:
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
ILS	– Israeli Shekel
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
EUR	47.2%
GBP	29.9
CHF	13.0
NOK	3.6
DKK	2.4
SEK	2.4
USD	1.0
ILS	0.5
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Bermuda	$ 126,020	$ 86,643	$ 39,377	$ —
France	834,933	125,603	709,330	—
United Kingdom	1,723,214	—	1,723,214	—**
Other Country Categories*	3,660,178	—	3,660,178	—
Money Market Funds	61,418	61,418	—	—
Total Investments	$6,405,763	$273,664	$6,132,099	$—**

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2024

Shares	Description	Value
COMMON STOCKS (a) (b) — 94.4%
	Bermuda — 1.0%
192,550	COSCO SHIPPING Ports Ltd. (HKD) (c)	$110,111
12,703	Orient Overseas International Ltd. (HKD) (c)	173,157
		283,268
	Brazil — 5.9%
50,391	Banco do Brasil S.A. (BRL)	229,513
37,476	BB Seguridade Participacoes S.A. (BRL)	222,163
34,665	Fleury S.A. (BRL)	88,868
53,326	JBS S.A. (BRL)	332,175
46,373	Petroleo Brasileiro S.A. (BRL)	313,330
23,276	Suzano S.A. (BRL)	240,656
28,156	Vale S.A. (BRL)	302,265
		1,728,970
	Cayman Islands — 11.2%
54,239	Alibaba Group Holding Ltd. (HKD) (c)	663,468
18,299	ANTA Sports Products Ltd. (HKD) (c)	195,309
83,522	China Medical System Holdings Ltd. (HKD) (c)	83,543
205,755	Fufeng Group Ltd. (HKD) (c)	116,237
268,000	Haidilao International Holding Ltd. (HKD) (c) (d) (e)	540,535
9,197	Meituan, Class B (HKD) (c) (d) (e) (f)	217,328
23,690	Tencent Holdings Ltd. (HKD) (c)	1,235,247
124,133	Topsports International Holdings Ltd. (HKD) (c) (d) (e)	41,361
73,777	Wisdom Marine Lines Co., Ltd. (TWD) (c)	167,432
		3,260,460
	Chile — 1.2%
2,137,652	Banco de Chile (CLP)	249,024
1,734,269	Enel Chile S.A. (CLP)	92,033
		341,057
	China — 2.1%
1,002,000	Industrial & Commercial Bank of China Ltd., Class H (HKD) (c)	601,056
	Greece — 1.3%
73,640	Eurobank Ergasias Services and Holdings S.A. (EUR) (c)	152,378
4,779	Motor Oil Hellas Corinth Refineries S.A. (EUR) (c)	102,058
7,100	OPAP S.A. (EUR) (c)	121,304
		375,740
Shares	Description	Value

	Hong Kong — 1.9%
93,025	China Merchants Port Holdings Co., Ltd. (HKD) (c)	$152,981
154,815	China Resources Pharmaceutical Group Ltd. (HKD) (c) (d) (e)	109,505
221,545	Lenovo Group Ltd. (HKD) (c)	292,137
		554,623
	India — 23.9%
3,493	Bajaj Finance Ltd. (INR) (c)	285,311
91,119	Bank of Baroda (INR) (c)	270,970
103,956	Bharat Petroleum Corp., Ltd. (INR) (c)	383,473
4,201	Britannia Industries Ltd. (INR) (c)	285,618
44,249	CG Power & Industrial Solutions Ltd. (INR) (c)	369,543
7,448	Eicher Motors Ltd. (INR) (c)	432,264
18,855	HCL Technologies Ltd. (INR) (c)	394,534
11,109	Hindustan Unilever Ltd. (INR) (c)	333,535
38,882	ICICI Bank Ltd. (INR) (c)	596,433
15,068	Indian Railway Catering & Tourism Corp., Ltd. (INR) (c)	146,765
1,594	Infosys Ltd. (INR) (c)	33,258
8,332	InterGlobe Aviation Ltd. (INR) (c) (d) (e) (f)	400,265
50,730	ITC Ltd. (INR) (c)	294,330
21,247	LIC Housing Finance Ltd. (INR) (c)	158,978
1,551	LTIMindtree Ltd. (INR) (c) (d) (e)	104,954
41,509	REC Ltd. (INR) (c)	256,284
10,610	Reliance Industries Ltd. (INR) (c)	167,765
10,156	Shriram Finance Ltd. (INR) (c)	377,064
37,027	State Bank of India (INR) (c)	360,319
18,982	Sun Pharmaceutical Industries Ltd. (INR) (c)	416,565
8,717	Tata Consultancy Services Ltd. (INR) (c)	410,022
7,168	Titan Co., Ltd. (INR) (c)	277,651
38,147	Vedanta Ltd. (INR) (c)	209,987
		6,965,888
	Indonesia — 1.0%
744,691	Adaro Energy Indonesia Tbk PT (IDR) (c)	171,401
237,139	Indofood Sukses Makmur Tbk PT (IDR) (c)	114,735
		286,136
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Israel — 1.2%
23,855	Bank Hapoalim BM (ILS) (c)	$248,551
28,064	ICL Group Ltd. (ILS) (c)	115,207
		363,758
	Malaysia — 1.7%
87,000	Alliance Bank Malaysia Bhd (MYR) (c)	87,133
130,100	IOI Corp. Bhd (MYR) (c)	111,752
43,900	MISC Bhd (MYR) (c)	75,093
328,600	Sunway Real Estate Investment Trust (MYR) (c)	134,689
90,300	TIME dotCom Bhd (MYR) (c)	100,295
		508,962
	Mexico — 0.6%
31,513	Alsea SAB de C.V. (MXN)	76,194
41,566	Banco del Bajio S.A. (MXN) (d) (e)	92,399
		168,593
	Philippines — 1.6%
67,180	International Container Terminal Services, Inc. (PHP) (c)	456,539
	Poland — 1.5%
5,750	Asseco Poland S.A. (PLN) (c)	128,987
5,003	Bank Handlowy w Warszawie S.A. (PLN) (c)	112,535
14,715	ORLEN S.A. (PLN) (c)	192,135
		433,657
	Russia — 0.0%
59,735	Rosneft Oil Co. PJSC (RUB) (c) (f) (g) (h)	0
23,602	Severstal PAO (RUB) (c) (f) (g) (h)	0
		0
	Saudi Arabia — 0.7%
6,731	SABIC Agri-Nutrients Co. (SAR) (c)	203,581
	Singapore — 1.9%
46,400	Sembcorp Industries Ltd. (SGD) (c)	176,034
79,100	Singapore Airlines Ltd. (SGD) (c)	385,859
		561,893
	South Africa — 1.3%
1,610	Absa Group Ltd. (ZAR) (c)	15,430
18,419	Exxaro Resources Ltd. (ZAR) (c)	173,693
9,332	Kumba Iron Ore Ltd. (ZAR)	175,736
		364,859
	South Korea — 5.9%
1,798	Hyundai Motor Co. (KRW) (c)	276,947
6,121	Kia Corp. (KRW) (c)	404,775
Shares	Description	Value

	South Korea (Continued)
4,691	KT Corp. (KRW) (c)	$149,573
5,985	Meritz Financial Group, Inc. (KRW) (c)	442,946
251	Samsung Biologics Co., Ltd. (KRW) (c) (d) (e) (f)	181,533
2,493	Samsung SDS Co., Ltd. (KRW) (c)	257,111
		1,712,885
	Taiwan — 21.3%
5,928	Bora Pharmaceuticals Co., Ltd. (TWD) (c)	132,880
33,228	Chicony Electronics Co., Ltd. (TWD) (c)	167,572
63,019	Evergreen Marine Corp. Taiwan Ltd. (TWD) (c)	399,296
5,756	Global Unichip Corp. (TWD) (c)	215,177
12,577	International Games System Co., Ltd. (TWD) (c)	396,833
5,695	Jentech Precision Industrial Co., Ltd. (TWD) (c)	255,744
17,182	MediaTek, Inc. (TWD) (c)	668,864
15,336	Nan Ya Printed Circuit Board Corp. (TWD) (c)	61,911
19,373	Realtek Semiconductor Corp. (TWD) (c)	284,250
20,932	Sino-American Silicon Products, Inc. (TWD) (c)	101,310
96,510	Taiwan Semiconductor Manufacturing Co., Ltd. (TWD) (c)	3,026,504
20,193	Tripod Technology Corp. (TWD) (c)	119,191
55,219	Unimicron Technology Corp. (TWD) (c)	269,678
1,550	Wiwynn Corp. (TWD) (c)	88,121
		6,187,331
	Thailand — 3.3%
113,200	Kasikornbank PCL, NVDR (THB) (c)	490,631
110,900	Kasikornbank PCL (THB) (c)	480,662
		971,293
	Turkey — 3.9%
227,238	Akbank T.A.S. (TRY) (c)	335,935
78,031	Aksa Enerji Uretim A/S (TRY)	75,150
26,881	Torunlar Gayrimenkul Yatirim Ortakligi A/S (TRY) (c)	37,331
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Turkey (Continued)
87,233	Turkiye Petrol Rafinerileri A/S (TRY) (c)	$368,598
464,486	Yapi ve Kredi Bankasi A/S (TRY) (c)	332,213
		1,149,227
	Total Common Stocks	27,479,776
	(Cost $23,235,364)
EXCHANGE-TRADED FUNDS (a) (b) — 6.0%
	United States — 6.0%
1,070	iShares Core MSCI Emerging Markets ETF	59,513
25,566	iShares MSCI China ETF	1,259,126
5,621	SPDR S&P China ETF	448,331
	Total Exchange-Traded Funds	1,766,970
	(Cost $2,028,674)
Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
80,397	Dreyfus Government Cash Management Fund, Institutional Shares - 4.76% (i)	$80,397
	(Cost $80,397)

	Total Investments — 100.7%	29,327,143
	(Cost $25,344,435)
	Net Other Assets and Liabilities — (0.7)%	(215,470)
	Net Assets — 100.0%	$29,111,673
Forward Foreign Currency Contracts at October 31, 2024 (See Note 2C - Forward Foreign Currency Contracts in the Notes to Financial Statements):

Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2024	Sale Value as of 10/31/2024	Unrealized Appreciation (Depreciation)
12/13/2024	SG	USD	3,090,978	TWD	99,000,000	$3,090,978	$3,102,719	$(11,741)

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At October 31, 2024, securities
noted as such are valued at $24,990,270 or 85.8% of net
assets. Certain of these securities are fair valued using a
factor provided by a third-party pricing service due to the
change in value between the foreign markets’ close and the
New York Stock Exchange close exceeding a certain
threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Non-income producing security.
(g)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of October 31, 2024.

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2024
Abbreviations throughout the Portfolio of Investments:
BRL	– Brazilian Real
CLP	– Chilean Peso
EUR	– Euro
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NVDR	– Non-Voting Depositary Receipt
PHP	– Philippine Peso
PLN	– Polish Zloty
RUB	– Russian Ruble
SAR	– Saudi Riyal
SG	– Societe Generale
SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– Turkish Lira
TWD	– New Taiwan Dollar
USD	– United States Dollar
ZAR	– South African Rand

Currency Exposure Diversification	% of Total Investments‡
INR	23.8%
USD	16.8
HKD	15.5
TWD	11.1
BRL	5.9
KRW	5.8
TRY	3.9
THB	3.3
SGD	1.9
MYR	1.7
PHP	1.6
PLN	1.5
EUR	1.3
ZAR	1.2
ILS	1.2
CLP	1.2
IDR	1.0
SAR	0.7
MXN	0.6
RUB	0.0‡‡
Total	100.0%

‡	The weightings include the impact of currency forwards.
‡‡	Investments are valued at $0.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Brazil	$ 1,728,970	$ 1,728,970	$ —	$ —
Chile	341,057	341,057	—	—
Mexico	168,593	168,593	—	—
Russia	—**	—	—	—**
South Africa	364,859	175,736	189,123	—
Turkey	1,149,227	75,150	1,074,077	—
Other Country Categories*	23,727,070	—	23,727,070	—
Exchange-Traded Funds*	1,766,970	1,766,970	—	—
Money Market Funds	80,397	80,397	—	—
Total Investments	$29,327,143	$4,336,873	$24,990,270	$—**

LIABILITIES TABLE
	Total Value at 10/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (11,741)	$ —	$ (11,741)	$ —

*	See Portfolio of Investments for country breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2024

	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$119,296,383	$6,405,763	$29,327,143
Cash	1,070	171	29,207
Foreign currency, at value	85,800	1,667	9,051
Receivables:
Dividends	414,261	6,472	35,984
Reclaims	362,454	56,720	4,215
Investment securities sold	14,947	—	—
Total Assets	120,174,915	6,470,793	29,405,600

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	—	—	11,741
Payables:
Investment advisory fees	86,681	4,611	24,238
Tax expense	—	111,330	—
Deferred foreign capital gains tax	—	—	257,948
Total Liabilities	86,681	115,941	293,927
NET ASSETS	$120,088,234	$6,354,852	$29,111,673

NET ASSETS consist of:
Paid-in capital	$184,946,670	$27,622,877	$47,559,438
Par value	18,674	1,000	4,500
Accumulated distributable earnings (loss)	(64,877,110)	(21,269,025)	(18,452,265)
NET ASSETS	$120,088,234	$6,354,852	$29,111,673
NET ASSET VALUE, per share	$64.31	$63.55	$64.69
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,867,387	100,002	450,002
Investments, at cost	$103,780,368	$6,468,522	$25,344,435
Foreign currency, at cost (proceeds)	$85,317	$1,663	$9,063
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2024

	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$5,327,290	$405,513	$1,366,924
Foreign withholding tax	(321,664)	(54,889)	(158,658)
Total investment income	5,005,626	350,624	1,208,266

EXPENSES:
Investment advisory fees	1,034,488	73,278	313,243
Tax expense	—	111,330	—
Total expenses	1,034,488	184,608	313,243
NET INVESTMENT INCOME (LOSS)	3,971,138	166,016	895,023

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,552,607	13,189	1,717,843
In-kind redemptions	2,077,243	369,931	104,598
Forward foreign currency contracts	—	—	48,143
Foreign currency transactions	(4,043)	(1,109)	(48,734)
Foreign capital gains tax	—	—	(226,847)
Net realized gain (loss)	4,625,807	382,011	1,595,003
Net change in unrealized appreciation (depreciation) on:
Investments	17,498,718	925,166	5,642,618
Forward foreign currency contracts	—	—	(2,169)
Foreign currency translation	5,120	3,494	1,117
Deferred foreign capital gains tax	—	—	(197,421)
Net change in unrealized appreciation (depreciation)	17,503,838	928,660	5,444,145
NET REALIZED AND UNREALIZED GAIN (LOSS)	22,129,645	1,310,671	7,039,148
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,100,783	$1,476,687	$7,934,171
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust RiverFront Dynamic Developed International ETF (RFDI)		First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended 10/31/2024	Year Ended 10/31/2023	Year Ended 10/31/2024	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$3,971,138	$4,250,048	$166,016	$447,267
Net realized gain (loss)	4,625,807	3,331,304	382,011	(944,698)
Net change in unrealized appreciation (depreciation)	17,503,838	8,651,148	928,660	1,856,638
Net increase (decrease) in net assets resulting from operations	26,100,783	16,232,500	1,476,687	1,359,207

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,246,165)	(4,142,877)	(197,623)	(456,021)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	—	—	—
Cost of shares redeemed	(12,755,355)	(22,247,859)	(3,307,604)	(11,332,405)
Net increase (decrease) in net assets resulting from shareholder transactions	(12,755,355)	(22,247,859)	(3,307,604)	(11,332,405)
Total increase (decrease) in net assets	9,099,263	(10,158,236)	(2,028,540)	(10,429,219)

NET ASSETS:
Beginning of period	110,988,971	121,147,207	8,383,392	18,812,611
End of period	$120,088,234	$110,988,971	$6,354,852	$8,383,392

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,067,387	2,467,387	150,002	350,002
Shares sold	—	—	—	—
Shares redeemed	(200,000)	(400,000)	(50,000)	(200,000)
Shares outstanding, end of period	1,867,387	2,067,387	100,002	150,002
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2024	Year Ended 10/31/2023

$895,023	$1,516,245
1,595,003	(1,147,525)
5,444,145	3,853,240
7,934,171	4,221,960

(889,648)	(1,664,765)

—	5,558,285
(9,424,319)	(5,232,255)
(9,424,319)	326,030
(2,379,796)	2,883,225

31,491,469	28,608,244
$29,111,673	$31,491,469

600,002	600,002
—	100,000
(150,000)	(100,000)
450,002	600,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$53.69	$49.10	$72.52	$54.60	$57.70
Income from investment operations:
Net investment income (loss)	2.02 (a)	1.92 (a)	2.23	1.21	0.85
Net realized and unrealized gain (loss)	10.81	4.54	(22.22)	17.89	(2.84)
Total from investment operations	12.83	6.46	(19.99)	19.10	(1.99)
Distributions paid to shareholders from:
Net investment income	(2.21)	(1.87)	(3.43)	(1.18)	(1.11)
Net asset value, end of period	$64.31	$53.69	$49.10	$72.52	$54.60
Total return (b)	23.93%	13.03%	(28.21)%	35.11%	(3.45)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$120,088	$110,989	$121,147	$175,317	$131,049
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	3.19%	3.45%	3.61%	1.79%	1.43%
Portfolio turnover rate (c)	20%	81%	95%	45%	96%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$55.89	$53.75	$76.55	$55.76	$59.49
Income from investment operations:
Net investment income (loss)	1.21 (a)	2.83 (a)	2.04	0.98	0.96
Net realized and unrealized gain (loss)	8.05	2.35	(22.71)	21.31	(3.50)
Total from investment operations	9.26	5.18	(20.67)	22.29	(2.54)
Distributions paid to shareholders from:
Net investment income	(1.60)	(3.04)	(2.13)	(1.50)	(1.19)
Net asset value, end of period	$63.55	$55.89	$53.75	$76.55	$55.76
Total return (b)	16.49%	9.47%	(27.33)%	40.20%	(4.22)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$6,355	$8,383	$18,813	$22,966	$16,729
Ratio of total expenses to average net assets	2.09% (c)	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	1.88%	4.78%	3.15%	1.29%	1.59%
Portfolio turnover rate (d)	21%	68%	71%	50%	87%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)	Includes tax expense. If the tax expense was not included, the expense ratio would have been 0.83%.
(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$52.49	$47.68	$67.67	$61.57	$60.76
Income from investment operations:
Net investment income (loss)	1.68 (a)	2.48 (a)	3.48	1.61	1.10
Net realized and unrealized gain (loss)	12.21	5.10	(20.11)	5.85	1.81
Total from investment operations	13.89	7.58	(16.63)	7.46	2.91
Distributions paid to shareholders from:
Net investment income	(1.69)	(2.77)	(3.36)	(1.36)	(1.73)
Return of capital	—	—	—	—	(0.37)
Total distributions	(1.69)	(2.77)	(3.36)	(1.36)	(2.10)
Net asset value, end of period	$64.69	$52.49	$47.68	$67.67	$61.57
Total return (b)	26.53%	16.00%	(24.97)%	12.01%	4.74%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,112	$31,491	$28,608	$47,372	$46,178
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	2.71%	4.63%	5.47%	2.19%	1.92%
Portfolio turnover rate (c)	27%	90%	75%	32%	89%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2024

1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust. The shares of each Fund are listed and traded on Nasdaq, Inc. (“Nasdaq”).

First Trust RiverFront Dynamic Developed International ETF – (ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (ticker “RFEM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively-managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
Each Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. Each Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and a Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation/(depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, a Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2024 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$4,246,165	$—	$—
First Trust RiverFront Dynamic Europe ETF	197,623	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	889,648	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2023 were as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$4,142,877	$—	$—
First Trust RiverFront Dynamic Europe ETF	456,021	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	1,664,765	—	—
As of October 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$1,582,047	$(80,326,340)	$13,867,183
First Trust RiverFront Dynamic Europe ETF	154,406	(21,273,383)	(150,048)
First Trust RiverFront Dynamic Emerging Markets ETF	314,921	(22,169,583)	3,402,397
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
Capital Gains. India’s Finance Act, 2024 (“Finance Act, 2024”) was enacted into law on July 23, 2024, and amongst the other provisions, it increased long-term and short-term capital gain rates on sales of Indian securities, effective that date. As per the amended provisions, the long-term capital gains on the sale of listed shares (sold on a recognized stock exchange and where Securities Transaction Tax (“STT”) is paid) in excess of INR 0.125 million are taxed at the rate of 12.5% (plus applicable surcharge and cess), increased from 10% (plus applicable surcharge and cess), subject to satisfaction of certain conditions. As a grandfathering measure, the cost of acquisition for the purpose of calculation of long-term capital asset acquired before February 1, 2018 shall be deemed to be the higher of the following: (a) the actual cost of acquisition of such asset; and (b) lower of (i) the fair market value of such asset as on January 31, 2018 and (ii) full value of consideration as received on its transfer/disposal of the equity shares. The highest effective tax rate on long-term capital gains earned by a Fund could be 14.95% in the case of a non-corporate entity and 13.65% in the case of a corporate entity.
In the case of the sale of listed shares (sold on a recognized stock exchange and where STT is paid) held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 20% (plus applicable surcharge and cess), increased from 15% (plus applicable surcharge and cess), provided the shares are sold on the stock exchange and subjected to STT. The highest effective tax rate on short-term capital gains earned by a Fund could be 23.92% in the case of a non-corporate entity and 21.84% in the case of a corporate entity.
Short-term capital loss can be set-off against both short-term capital gains and long-term capital gains. However, long-term capital loss can be set-off only against long-term capital gains. The unabsorbed (remaining loss after setting off loss during the year against income of the year) short-term and long-term capital loss can be carried forward for immediately succeeding 8 (eight) assessment years.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
Buy back. Finance Act, 2024 has amended the provisions for taxation of buyback of shares and provided that the gains arising on buyback of shares will be considered as deemed dividend in the hands of the shareholder and taxed accordingly. (Prior to enactment of Finance Act, 2024, the shareholders were exempt from tax on any income arising on buyback and distribution tax at the rate of 20% plus applicable surcharge and cess was payable by the Indian Company on buyback of shares). Further, the cost of acquisition in relation to buyback of shares shall be considered as capital loss in the hands of shareholder and the capital loss can be set off against the capital gain income.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains continue to be taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess).
Dividend income. The dividend income earned by a Fund from Indian Companies shall be chargeable to tax at the rate of 20% (plus applicable surcharge and cess). The highest effective tax rate on dividend income arising to a Fund could be 23.92% in the case of a non-corporate entity and 21.84% in the case of a corporate entity. Note that a Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Interest income. Interest Income received from the Indian Investee Company shall be continued to be chargeable to tax at the rate of 20% (plus applicable surcharge and cess).
Other income. Any other income (other than capital gain, dividend, interest) earned by a Fund shall be chargeable to tax at the rate of 35% (earlier taxable at the rate of 40%) (plus applicable surcharge and cess).
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of October 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
During the taxable year ending 2024, RFEU incurred tax expense in the amount of $111,330 shown as “Tax expense” on the Statements of Operations. This tax expense resulted from entering into an IRS closing agreement pursuant to IRS Notice 2016-10 for a European Union discriminatory refund received during the fiscal year ended October 31, 2023.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust RiverFront Dynamic Developed International ETF	$80,326,340
First Trust RiverFront Dynamic Europe ETF	21,273,383
First Trust RiverFront Dynamic Emerging Markets ETF	22,169,583

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
During the taxable year ended October 31, 2024, the following Funds utilized capital loss carryforwards in the following amounts:

Capital Loss Utilized
First Trust RiverFront Dynamic Developed International ETF	$1,971,308
First Trust RiverFront Dynamic Europe ETF	24,397
First Trust RiverFront Dynamic Emerging Markets ETF	1,550,588
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust RiverFront Dynamic Developed International ETF	$674,350	$(2,736,163)	$2,061,813
First Trust RiverFront Dynamic Europe ETF	126,916	(345,736)	218,820
First Trust RiverFront Dynamic Emerging Markets ETF	(117,546)	28,783	88,763
As of October 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$105,414,360	$19,687,924	$(5,805,901)	$13,882,023
First Trust RiverFront Dynamic Europe ETF	6,555,680	753,163	(903,080)	(149,917)
First Trust RiverFront Dynamic Emerging Markets ETF	25,667,360	5,804,239	(2,156,197)	3,648,042
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
respective Fund. Prior to November 6, 2023, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	RFDI	RFEU	RFEM
Fund net assets up to and including $2.5 billion	0.83000%	0.83000%	0.95000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.80925%	0.80925%	0.92625%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.78850%	0.78850%	0.90250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.76775%	0.76775%	0.87875%
Fund net assets greater than $10 billion	0.74700%	0.74700%	0.85500%
RiverFront Investment Group, LLC (“RIG” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The sub-advisory fee payable to the Sub-Advisor by First Trust out of its annual unitary management fee is reduced at certain breakpoints and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	0.35000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.34125%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.33250%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.32375%
Fund net assets greater than $10 billion	0.31500%
Effective November 6, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to November 6, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$24,584,516	$27,508,940
First Trust RiverFront Dynamic Europe ETF	1,817,922	1,778,682
First Trust RiverFront Dynamic Emerging Markets ETF	8,892,823	15,757,394

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
For the fiscal year ended October 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$—	$12,573,346
First Trust RiverFront Dynamic Europe ETF	—	3,304,189
First Trust RiverFront Dynamic Emerging Markets ETF	—	2,663,705
5. Derivative Transactions
The following table presents the types of derivatives held by the following fund at October 31, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RFEM
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$11,741
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2024, on RFEM’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	RFEM
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$48,143
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(2,169)
For RFEM, the average notional value of forward foreign currency contracts outstanding during the fiscal year ended October 31, 2024, which is indicative of the volume of this derivative type, was $3,099,871.
The Funds do not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024
in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2026.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
December 19, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
October 31, 2024 (Unaudited)

Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended October 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended October 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024 prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024 (Unaudited)
respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the June 2–3, 2024 meeting, the Board also received a presentation from the representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that RFDI outperformed its Performance Universe median for the one- and three-year periods ended December 31, 2023, underperformed its Performance Universe median for the five-year period ended December 31, 2023 and underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2023. The Board noted that RFEM outperformed its

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024 (Unaudited)
Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2023. The Board noted that RFEU underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2023. The Board noted the Sub-Advisor’s discussion of each Fund’s performance at the June 2-3, 2024 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that, although growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months. The Board also noted the Sub-Advisor’s recent investments in personnel and infrastructure to improve services to the Funds. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements regarding such potential benefits. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%

Other Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2024 (Unaudited)
For the taxable year ended October 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust RiverFront Dynamic Developed International ETF	79.22%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	45.33%
The following Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended October 31, 2024, the total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Developed International ETF	$5,315,492	$2.85	$222,429	$0.12
First Trust RiverFront Dynamic Europe ETF	404,033	4.04	43,845	0.44
First Trust RiverFront Dynamic Emerging Markets ETF	1,359,360	3.02	382,039	0.85
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 10, 2025
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 10, 2025

* Print the name and title of each signing officer under his or her signature.